              As filed with the Securities and Exchange Commission
                              on December 23, 2004


                        Registration No. 333-447 811-7505
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]

                           Pre-Effective Amendment No.
[ ]


                        Post-Effective Amendment No. 29
[X]
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]


                                Amendment No. 32
[X]
                        (Check appropriate box or boxes)



                       AMERICAN INDEPENDENCE FUNDS TRUST
               (Exact name of Registrant as specified in charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219

                Address of Principal Executive Offices Zip Code)

       Registrant's Telephone Number, including Area Code: (888) 266-8787


                                David Bunstine


                               BISYS Fund Services
                                3435 Stelzer Road

                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Thomas Majewski, Esq.

                    Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas

                          New York, New York 10019-6064

             It is proposed that this filing will become effective:

                        immediately upon filing pursuant to Rule 485(b)
                  ---


                        on [           ] pursuant to Rule 485(b)
                  ---


                        60 days after filing pursuant to Rule 485(a)
                  ---
                        75 days after filing pursuant to Rule 485(a)
                  ---


                   x     on February 25, 2005 pursuant to Rule 485(a)
                  ---



     Registrant has adopted a master-feeder operating structure for the International Multi-Manager Stock Fund. In that regard, this Post-Effective Amendment includes the signature pages for the AMR Investment Services Trust with respect to the International Equity Portfolio, of which the International Multi-Manager Stock Fund invests all of its investable assets.

                       AMERICAN INDEPENDENCE FUNDS TRUST
                                 IS MANAGED BY
                  INTRUST FINANCIAL SERVICES, INC. ("INTRUST")

                                   QUESTIONS?
                           Call 888-266-8787 or your
                           investment representative.

                          AMERICAN INDEPENDENCE FUNDS

                                   STOCK FUND
                     INTERNATIONAL MULTI-MANAGER STOCK FUND
                              ULTRASHORT BOND FUND
                             INTERMEDIATE BOND FUND
                          KANSAS TAX-EXEMPT BOND FUND
                               MONEY MARKET FUND

                                   PROSPECTUS
                                 MARCH 1, 2005

                       [AMERICAN INDEPENDENCE FUNDS LOGO]
                     THE SECURITIES AND EXCHANGE COMMISSION
                     HAS NOT APPROVED THE SHARES DESCRIBED
                        IN THIS PROSPECTUS OR DETERMINED
                      WHETHER THIS PROSPECTUS IS ACCURATE
                     OR COMPLETE. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                        THE NOTICE OF PRIVACY POLICY AND
                       PRACTICES OF THE FUNDS IS INCLUDED
                        WITH THIS PROSPECTUS BUT IS NOT
                           CONSIDERED TO BE A PART OF
                                THE PROSPECTUS.

TABLE OF CONTENTS



RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

Carefully review this important section, which summarizes each Fund's investments, risks, past performance, and fees.


   3  Stock Fund
   7  International Multi-Manager Stock Fund
  11  UltraShort Bond Fund
  15  Intermediate Bond Fund
  19  Kansas Tax-Exempt Bond Fund
  23  Money Market Fund




INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Review this section for information on investment strategies and their risks.


  27  Stock Fund
  29  International Multi-Manager Stock Fund
  31  UltraShort Bond Fund
  33  Intermediate Bond Fund
  35  Kansas Tax-Exempt Bond Fund
  37  Money Market Fund




FUND MANAGEMENT
--------------------------------------------------------------------------------

Review this section for details on the people and organizations who oversee the Funds.


  40  The Investment Adviser
  40  Portfolio Managers
  41  Sub-Advisers
  42  The Distributor




SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.



  43  Pricing of Fund Shares
  44  Purchasing and Adding to Your Shares
  47  Selling Your Shares
  49  General Policies on Selling Shares
  51  Distribution Arrangements
  55  Dividends, Distributions and Taxes
  56  Exchanging Your Shares
  56  Market Timing Policies





FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




  58





BACK COVER
--------------------------------------------------------------------------------



      Where to Learn More About the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES



RISK/RETURN SUMMARY OF THE STOCK FUND

INVESTMENT OBJECTIVE

The Fund's goal is to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase. The Fund's investment adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund's investment adviser also considers the company's soundness and earnings prospects. If the Fund's investment adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund's holding of the company's stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

PRINCIPAL INVESTMENT RISKS

The value of the Fund's investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

INVESTMENT STYLE RISK

Investment style risk is the chance that returns from large-capitalization stocks, selected using a value oriented approach, will trail returns from other asset classes or the overall stock market.

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES




The bar chart and the table give some indication of the risks of an investment in the Fund by showing in the bar chart how the Fund has performed from year to year and by comparing in the table the Fund's performance over time to that of the Standard & Poor's 500(R) Composite Stock Index ("S&P 500(R)"), a widely recognized, unmanaged index of common stocks. Prior to December 1999, the Fund was managed by another sub-adviser.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              STOCK FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                              9.85%
1999                                                                             -4.15%
2000                                                                             23.99%
2001                                                                             -1.19%
2002                                                                            -17.57%
2003                                                                             31.49%
2004                                                                              0.00%

 Best quarter:           20.41%    Q2   '03
 Worst quarter:         -17.89%    Q3   '02
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                 ONE YEAR ENDED   FIVE YEARS ENDED
                                                                  DECEMBER 31,      DECEMBER 31,       SINCE
                                                 INCEPTION            2004              2004         INCEPTION
                                              ----------------------------------------------------------------
 SERVICE CLASS -- RETURN BEFORE TAXES(2)      January 21, 1997             %                %              %
                                              ----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    %                %              %
                                              ----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS (2) AND
 SALE OF SHARES                                                            %                %              %
                                              ----------------------------------------------------------------
 S&P 500(R) INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                     January 31, 1997             %                %              %
--------------------------------------------------------------------------------------------------------------


(2) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               STOCK FUND
                                               FEES AND EXPENSES

As an investor in the Stock Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   5.00%*           None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                      1.00%            1.00%
 Distribution (12b-1) fee(2,3)            0.25%            0.75%
 Other expenses(1,3)                          %                %
 Total Fund operating expenses                %                %
 Fee waivers(1,2,3)                           %                %
 Net Expenses(3)                              %                %


   ---------------

   * LOWER SALES CHARGES ARE AVAILABLE DEPENDING UPON THE AMOUNT INVESTED. See "Distribution Arrangements -- Sales Charge Reductions."


   (1) INTRUST is currently contractually waiving a portion of its management fee due from the Fund such that total expenses after fee waivers by
       INTRUST and BISYS are limited to     % for both Service shares and
       Premium shares.


   (2) BISYS Fund Services, LP ("BISYS") is currently contractually waiving its entire Distribution Fee.


   (3) The contractual expense limitations are in effect through March 1, 2006.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               STOCK FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                     1        3        5       10
 STOCK FUND                       YEAR    YEARS    YEARS    YEARS
 SERVICE SHARES                   $      $        $        $

 PREMIUM SHARES                   $      $        $        $
 ----------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES



RISK/RETURN SUMMARY OF THE INTERNATIONAL MULTI-MANAGER STOCK FUND


The Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio"), a series of the American Beacon Master Trust ("Master Trust"), formerly know as the AMR Investment Services Trust, managed by American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc.


INVESTMENT OBJECTIVE

The Fund's goal is to provide investors with long-term capital appreciation. The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.

PRINCIPAL INVESTMENT STRATEGIES


In attempting to achieve its investment objective, the Fund invests in the Portfolio which, under ordinary circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. The Manager currently allocates the assets of the portfolio, generally on an equal basis, among four investment sub-advisers.


The Manager selects securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis is placed on undervalued securities with above average growth expectations.

PRINCIPAL INVESTMENT RISKS

The value of the Fund's investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. By investing all of its investable assets in the Portfolio, the Fund may be subject to changes approved by other investors in the Portfolio (see "Distribution Arrangements" -- "Master Feeder Fund Arrangements"). Other principal risks include:

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

FOREIGN INVESTMENT RISK

Overseas investing carries potential risks, including currency, political and foreign issuer risks not associated with domestic investments.

DERIVATIVES RISK

The Fund may use derivatives, such as futures contracts, foreign currency forward contracts and options on futures as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisers incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES



The bar chart and table on this page show how the International Multi-Manager Stock Fund has performed from year to year. This performance includes the performance of the Portfolio in which the Fund currently invests 100% of its assets and the American Beacon International Equity Fund--Institutional Class (the "Predecessor"). The Predecessor was organized on August 7, 1991 and operated as a stand alone fund until it became one of the initial feeder funds ("Initial Feeder Fund") of the Portfolio when the American Beacon Funds reorganized into a master-feeder structure on November 1, 1995. The performance shown in the bar chart and table represents: the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2004; the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997(2); and the actual performance of the Predecessor from January 1, 1995 through October 31, 1995. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio's performance reflects no fees at the feeder level and the Predecessor had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower. Of course, past performance does not indicate how the Fund will perform in the future.


              INTERNATIONAL MULTI-MANAGER STOCK FUND
              PERFORMANCE BAR CHART AND TABLE

              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR CHART IN %]

1995                                                                             17.83
1996                                                                             20.10
1997                                                                              8.82
1998                                                                             11.29
1999                                                                             26.45
2000                                                                             -4.29
2001                                                                            -15.78
2002                                                                            -13.95
2003                                                                             41.22
2004                                                                              0.00



 Best quarter:           21.56%  Q2   '03
 Worst quarter:         -22.23%  Q3   '02
 ---------------------------------------------

       -------------------

       (1) These figures reflect year-by-year total returns for the Fund, the Portfolio and the Predecessor and are as of December 31 of each year. They do not reflect sales charges and would be lower, if sales charges were included.

       (2) The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.
       The returns for the Premium Class will differ from the Service Class returns because of differences in expenses of each class. Premium Class has not yet been offered to the public.

       The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                                           AVERAGE ANNUAL TOTAL RETURNS
                                              ONE YEAR ENDED      FIVE YEARS ENDED     TEN YEARS ENDED
                                             DECEMBER 31, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                            -----------------------------------------------------------
 SERVICE CLASS(3) -- RETURN BEFORE TAXES                %                    %                   %
                                            -----------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                    %                    %                   %
                                            -----------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF SHARES                                         %                    %                   %
                                            -----------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                           %                    %                   %
-------------------------------------------------------------------------------------------------------


(3) These figures reflect deduction of sales charges.

RISK/RETURN SUMMARY AND FUND EXPENSES


                             [ICON]



                                               INTERNATIONAL MULTI-MANAGER STOCK
                                               FUND
                                               FEES AND EXPENSES

As an investor in the International Multi-Manager Stock Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   5.00%*           None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                      0.40%            0.40%
 Distribution (12b-1) fee(2,3)            0.25%            0.75%
 Other expenses(3)                            %                %
 Total Fund operating expenses                %                %
 Fee waivers(1,2,3)                           %                %
 Net Expenses(3)                              %                %


   ---------------
   * LOWER SALES CHARGES ARE AVAILABLE DEPENDING UPON THE AMOUNT INVESTED. See "Distribution Arrangements -- Sales Charge Reductions."

   (1) INTRUST is entitled to receive 0.40% in management fees from the Fund. INTRUST is currently contractually waiving a portion of its management fees such that total expenses after fee waivers by INTRUST and BISYS are limited to 1.29% for both Service shares and Premium shares. Because the Fund invests all of its assets in the Portfolio, the Fund must pay its proportionate share of management fees (0.37%) to the Portfolio.

   (2) BISYS is currently contractually waiving its entire Distribution fee.

   (3) Reflects expenses of both the Fund and the Portfolio. The contractual expense limitations are in effect through March 1, 2005. The Fund must pay its proportionate share of administration fees of the Portfolio. The Fund's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities in which the Fund may invest.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               INTERNATIONAL MULTI-MANAGER STOCK
                                               FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



 INTERNATIONAL MULTI-MANAGER       1        3        5       10
 STOCK FUND                       YEAR   YEARS   YEARS    YEARS
 SERVICE SHARES                   $      $      $        $

 PREMIUM SHARES                   $      $      $        $
 --------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES


                             [ICON]

RISK/RETURN SUMMARY OF THE ULTRASHORT BOND FUND

INVESTMENT OBJECTIVES

The Fund's goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in bonds such as U.S. Government Securities, corporate bonds and asset-backed securities (including mortgage-backed securities) ("Bonds").

The Bonds' maturities (i.e. the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities, the average life of such principal payments) will range from short-term (including overnight) to 12 years. Under normal conditions, the Fund intends to maintain a dollar weighted average maturity of between 1 and 2 years, when weighted according to the Fund's holdings. At least 65% of the Fund's total assets will be invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Services, Inc. ("Fitch"), or which are unrated and determined by the Fund's investment adviser to be of comparable quality.

PRINCIPAL INVESTMENT RISKS

The value of the Fund's investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

INTEREST RATE RISK

Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates.

CREDIT RISK

Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

PREPAYMENT RISK AND EXTENSION RISK

The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Prepayment exposes the Fund to the risk of lower return upon subsequent reinvestment of the principal. When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.

INCOME RISK

Income risk is the chance that falling interest rates will cause the Fund's income to decline.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES

                             [ICON]



The bar chart on this page shows how the UltraShort Bond Fund has performed from year to year. The table below it compares the Fund's performance over time to those of the Lehman Brothers 1-3 Year Government Bond Index and the Lehman Short 9-12 Month Treasury Index, each a widely recognized, unmanaged index generally representative of short-term government securities. The table also compares the Fund's performance to that of the Lipper Short Investment Grade Universe Average to show how the Fund's performance compares with the returns of an index of funds with investment objectives similar to the Fund's. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              ULTRASHORT BOND FUND
              PERFORMANCE BAR CHART AND TABLE

     YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)
[BAR CHART IN %]

1998                                                                             6.63%
1999                                                                             2.28%
2000                                                                             8.33%
2001                                                                             6.73%
2002                                                                             3.65%
2003                                                                             1.87%
2004                                                                             0.00%



 Best quarter:            3.21%  Q3   '01
 Worst quarter:          -0.31%  Q4   '01
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2004              2004         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS(2,3) -- RETURN BEFORE TAXES     January 21, 1997            %                 %              %
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    %                 %              %
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF SHARES(2)                                                              %                 %              %
                                              -----------------------------------------------------------------
 LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND
 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                            January 31, 1997            %                 %              %
                                              -----------------------------------------------------------------
 LIPPER SHORT INVESTMENT GRADE UNIVERSE
 AVERAGE (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                            January 31, 1997            %                 %              %
                                              -----------------------------------------------------------------
 LEHMAN SHORT 9-12 MONTH TREASURY INDEX        January 31, 1997            %                 %              %
---------------------------------------------------------------------------------------------------------------


(2) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               ULTRASHORT BOND FUND
                                               FEES AND EXPENSES

As an investor in the UltraShort Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   3.75%*           None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                      0.40%            0.40%
 Distribution (12b-1) fee(2,3)            0.25%            0.75%
 Other expenses(1,3)                          %                %
 Total Fund operating expenses                %                %
 Fee waivers(1,2,3)                           %                %
 Net expenses(3)                              %                %


   ---------------

   * LOWER SALES CHARGES ARE AVAILABLE DEPENDING UPON THE AMOUNT INVESTED. See "Distribution Arrangements -- Sales Charge Reductions."


   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by
       INTRUST and BISYS are limited to    % for both Service shares and Premium
       shares.


   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2006.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               ULTRASHORT BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
 - $10,000 INVESTMENT
 - 5% ANNUAL RETURN
 - REDEMPTION AT THE END OF EACH PERIOD

 - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                     1      3        5       10
 ULTRASHORT BOND FUND             YEAR   YEARS   YEARS    YEARS

 SERVICE SHARES                   $      $      $        $

 PREMIUM SHARES                   $      $      $        $
 --------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES



                                               RISK/RETURN SUMMARY OF THE
                                               INTERMEDIATE BOND FUND

    INVESTMENT OBJECTIVE              The Fund's goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund's goal.



    PRINCIPAL                         The Fund normally invests at least 80% of its net assets,
    INVESTMENT STRATEGIES             plus borrowings for investment purposes, in bonds such as
                                      U.S. Government Securities, corporate bonds and asset-backed securities (including mortgage-backed securities) ("Bonds").
                                      A minimum of 65% of the Fund's total assets will be invested in Bonds that are rated, at the time of purchase, "A" or
                                      better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality rating of "AA."



                                      Under normal conditions, the Fund intends to hold securities with a dollar weighted average maturity of between 3 and 5 years, when weighted according to the Fund's holdings. The maturity is the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities, the average life of
                                      such principal payments. The Fund focuses on maximizing
                                      income from bonds having strong credit qualities. The Fund's investment adviser may sell a security if its fundamental
                                      qualities deteriorate or to take advantage of more
                                      attractive yield opportunities.



    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:



    INTEREST RATE RISK                Interest rate risk is the chance that the market value of
                                      the bonds that the Fund holds will decline due to rising
                                      interest rates. Interest rate risk is greater for bonds with longer maturities and less for bonds with shorter
                                      maturities.



    PREPAYMENT RISK AND               The Fund's investments in mortgage-related securities are
    EXTENSION RISK                    subject to the risk that the principal amount of the
                                      underlying mortgage may be repaid prior to the bond's
                                      maturity date. Prepayment exposes the Fund to the risk of
                                      lower return upon subsequent reinvestment of the principal.
                                      When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.



    CREDIT RISK                       Credit risk is the chance that a bond issuer will fail to
                                      repay interest and principal in a timely manner, reducing
                                      the Fund's return.



    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.



    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.



                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES




The bar chart on this page shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund's performance over time to that of the Lehman Brothers Intermediate Government/ Credit Bond Index, a widely recognized, unmanaged index generally representative of intermediate government and corporate bonds. The table also compares the Fund's performance to that of the Lipper Intermediate Investment Grade Universe Average to show how the Fund's performance compares with the returns of an index of funds with investment objectives similar to the Fund's. This table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public. Of course, past performance does not indicate how the Fund will perform in the future.


              INTERMEDIATE BOND FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURN -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                              7.36%
1999                                                                             -0.34%
2000                                                                              9.66%
2001                                                                              7.92%
2002                                                                             10.25%
2003                                                                              3.77%
2004                                                                              0.00%

 Best quarter:            4.59%    Q3   '02
 Worst quarter:          -0.78%    Q2   '99
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
       The Fund's after-tax returns shown below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2004              2004         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS(2,3) -- RETURN BEFORE TAXES     January 21, 1997            %                 %              %
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                    %                 %              %
                                              -----------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
 OF SHARES(2)                                                              %                 %              %
                                              -----------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT/CREDIT BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        January 31, 1997            %                 %              %
                                              -----------------------------------------------------------------
 LIPPER INTERMEDIATE INVESTMENT
 GRADE UNIVERSE AVERAGE (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)        January 31, 1997            %                 %              %
---------------------------------------------------------------------------------------------------------------


(2) These figures reflect deduction of sales charges.

(3) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.

RISK/RETURN SUMMARY AND FUND EXPENSES



                                               INTERMEDIATE BOND FUND
                                               FEES AND EXPENSES

As an investor in the Intermediate Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   3.75%*           None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                      0.40%            0.40%
 Distribution (12b-1) fee(2,3)            0.25%            0.75%
 Other expenses(1,3)                          %                %
 Total Fund operating expenses                %                %
 Fee waivers(1,2,3)                           %                %
 Net expenses(2)                              %                %


   ---------------
   * LOWER SALES CHARGES ARE AVAILABLE DEPENDING UPON THE AMOUNT INVESTED. See "Distribution Arrangements -- Sales Charge Reductions."


   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by
       INTRUST and BISYS are limited to     % for both Service shares and
       Premium Shares.


   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2006.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               INTERMEDIATE BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                     1      3        5       10
 INTERMEDIATE BOND FUND           YEAR   YEARS   YEARS    YEARS

 SERVICE SHARES                   $      $      $        $

 PREMIUM SHARES                   $      $      $        $
 --------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES



                                               RISK/RETURN SUMMARY OF THE
                                               KANSAS TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVES             The Kansas Tax-Exempt Bond Fund's goal is to preserve
                                      capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.



    PRINCIPAL                         The Fund invests primarily in municipal bonds with
    INVESTMENT STRATEGIES             maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions,
                                      the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from
                                      Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below "Baa" by Moody's Investor
                                      Services, Inc. or below "BBB" by Standard & Poors
                                      Corporation. The Fund is managed to provide an attractive
                                      yield from municipal bonds that have strong credit
                                      qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The
                                      Fund's adviser may sell a security if its fundamental
                                      qualities deteriorate or to take advantage of more
                                      attractive yield opportunities.



    PRINCIPAL                         The value of the Fund's investments, and the value of your
    INVESTMENT RISKS                  investments in the Fund will fluctuate with market
                                      conditions. You may lose money on your investment in the
                                      Fund, or the Fund could underperform other investments.
                                      Other principal risks include:



    STATE SPECIFIC RISKS              State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its
                                      municipalities, is more vulnerable to unfavorable
                                      developments in Kansas than funds that invest in municipal bonds of many different states.



    INTEREST RATE RISK                Interest rate risk is the chance that the value of the bonds the Fund holds will decline over short or even long periods due to rising interest rates. Interest rate risk is greater for bonds with longer maturities or less for bonds with
                                      shorter maturities.



    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.



    CREDIT RISK                       Credit risk is the chance that a bond issuer will fail to
                                      repay interest and principal in a timely manner, reducing
                                      the Fund's return.



    CALL RISK                         Call risk is the chance that during periods of falling
                                      interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date.



    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.




                                      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                      Corporation or any other government agency.

RISK/RETURN SUMMARY AND FUND EXPENSES



                                               KANSAS TAX-EXEMPT BOND FUND

The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund and its predecessor have performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing in the table how the Fund's average annual returns compare with the returns of the Lehman Brothers 7-Year General Obligation Index and Municipal Index, each a widely recognized, unmanaged index generally representative of intermediate- and short-term municipal bonds.

The Fund has been in existence since December 10, 1990, but until May 17, 1997 the Fund was organized as the Kansas Tax Exempt Income Portfolio of the SEI Tax Exempt Trust. Prior to November 2000, the Fund was managed directly by INTRUST Bank.

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.
The returns for the Class A will differ from the Institutional Class returns because of differences in expenses of each class(2). Of course, past performance does not indicate how the Fund will perform in the future.


            PERFORMANCE BAR CHART AND TABLE
            YEAR-BY-YEAR TOTAL RETURNS -- INSTITUTIONAL SHARES(1,2)

[BAR GRAPH IN %]

1995                                                                             12.40
1996                                                                              3.95
1997                                                                              7.60
1998                                                                              5.73
1999                                                                             -2.63
2000                                                                             10.10
2001                                                                              4.39
2002                                                                              8.03
2003                                                                              4.03
2004                                                                              0.00

 Best quarter:            4.69%    Q1   '95
 Worst quarter:          -3.79%    Q1   '94
 ---------------------------------------------

------------
(1) These figures reflect year-by-year total returns for the Fund and the Kansas Tax Free Income Portfolio (the "Portfolio") and are as of December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

(2) Class A had been previously designated as Premium Class prior to 2/28/02; Institutional Class had been previously designated Service Class and subject to a front-end sales charge prior to 2/28/02.


                                                           AVERAGE ANNUAL TOTAL RETURNS
                                              ONE YEAR, ENDED     FIVE YEARS, ENDED   TEN YEARS, ENDED
                                             DECEMBER 31, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN BEFORE TAXES                 %                   %                   %
                                            -----------------------------------------------------------
 INSTITUTIONAL CLASS(2,4)--RETURN BEFORE
 TAXES                                                 %                   %                   %
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         %                   %                   %
                                            -----------------------------------------------------------
 CLASS A(2,3,4,5)--RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF SHARES                      %                   %                   %
                                            -----------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR
 GENERAL OBLIGATION INDEX                              %                   %                   %
                                            -----------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL INDEX                %                   %                   %
-------------------------------------------------------------------------------------------------------


(3) These figures reflect deduction of sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) For current performance information, including the Fund's 30-day yield, call 1-888-266-8787.

(5) Returns represent Institutional Class performance for periods prior to 8/6/02 and include effect of contractual .75% 12b-1 fee. Class A and Institutional Class are invested in the same portfolio of securities.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               KANSAS TAX-EXEMPT BOND FUND
                                               FEES AND EXPENSES

As an investor in the Kansas Tax-Exempt Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       CLASS A SHARES   INSTITUTIONAL SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                 4.00%*                None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        CLASS A SHARES   INSTITUTIONAL SHARES

 Management fee(1,3)                     0.30%               0.30%
 Distribution (12b-1) fee(2,3)           0.75%                None
 Other expenses(1,3)                         %                   %
 Total Fund operating expenses               %                   %
 Fee waivers(1,2,3)                          %                   %
 Net expenses(3)                             %                   %


   ---------------
   * LOWER SALES CHARGES ARE AVAILABLE DEPENDING UPON THE AMOUNT INVESTED. See "Distribution Arrangements -- Sales Charge Reductions."


   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund such that total expenses after fee waivers by
       INTRUST are limited to   % for Institutional Shares and 0.95% for Class A
       Shares.


   (2) BISYS is currently contractually waiving .40% of its Distribution fee for the Class A Shares.


   (3) The contractual expense limitations are in effect through March 1, 2006.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               KANSAS TAX-EXEMPT BOND FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                   1      3        5        10
 KANSAS TAX-EXEMPT BOND FUND      YEAR   YEARS    YEARS    YEARS

 CLASS A SHARES                   $      $       $        $

 INSTITUTIONAL SHARES             $      $       $        $
 ---------------------------------------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES



                                               RISK/RETURN SUMMARY OF THE
                                               MONEY MARKET FUND


    INVESTMENT OBJECTIVES             The Fund's objective is to provide investors current income, liquidity and the maintenance of a stable net asset value of
                                      $1.00 per share.
    PRINCIPAL                         The Fund invests primarily in high quality, U.S.
    INVESTMENT STRATEGIES             dollar-denominated short-term obligations which present
                                      minimal credit risks.
                                      The Fund invests in commercial paper, asset-backed
                                      securities, obligations of financial institutions and other high-quality money market instruments, including Yankee
                                      Dollar and Eurodollar bank certificates of deposit, that
                                      mature in thirteen months or less. The Fund invests more
                                      than 25% of its total assets in obligations issued by
                                      financial services companies. However, for temporary
                                      defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not
                                      maintain this concentration.
    PRINCIPAL                         The Fund may not achieve as high a level of current income
    INVESTMENT RISKS                  as other funds that do not limit their investments to the
                                      high quality securities in which the Fund invests. Investors in the Fund should also be aware of the following risks:
    CREDIT RISK                       The securities in which the Fund invests are subject
                                      generally to the credit risk that the issuer of a security may be unable to make principal and interest payments when they are due or may be unable to fulfill an obligation to
                                      repurchase securities from the Fund.
    CONCENTRATION RISK                The Fund's policy of concentrating in financial services
                                      companies could increase its exposure to economic or
                                      regulatory developments relating to or affecting those
                                      companies.
    PREPAYMENT RISK AND               The Fund's investments in mortgage-related securities are
    EXTENSION RISK                    subject to the risk that the principal amount of this
                                      underlying mortgage may be repaid prior to the bond's
                                      maturity date. Prepayment exposes the Fund to the risk of
                                      lower return upon subsequent reinvestment of the principal.
                                      When interest rates rise such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk the value of such securities may decline.
    INTEREST RATE RISK                Interest rate risk is the chance that bond prices overall
                                      will decline over short or even long periods due to rising interest rates.
    INCOME RISK                       Income risk is the chance that falling interest rates will cause the Fund's income to decline.
    FOREIGN INVESTMENT RISK           Investing in U.S. dollar denominated foreign securities
                                      carries potential risks not associated with domestic
                                      securities.
    MANAGER RISK                      Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar
                                      investment objectives.
                                      An investment in the Fund is not a deposit of INTRUST Bank or any other bank and is not insured or guaranteed by the
                                      Federal Deposit Insurance Corporation or any other
                                      government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES




The bar chart and table on this page show how the Money Market Fund has performed from year to year. The table includes the Fund's performance information since its inception. This information gives some indication of the risks of an investment in the Fund.
Both the bar chart and the table assume reinvestment of dividends and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund's performance would have been lower.
The returns for the Premium Class will differ from the Service Class returns shown in the bar chart because of differences in expenses of each class. Premium Class has not yet been offered to the public.
Of course, past performance does not indicate how the Fund will perform in the future.


              MONEY MARKET FUND
              PERFORMANCE BAR CHART AND TABLE
              YEAR-BY-YEAR TOTAL RETURNS -- SERVICE CLASS SHARES(1)

[BAR GRAPH IN %]

1998                                                                             5.09%
1999                                                                             4.80%
2000                                                                             6.09%
2001                                                                             3.94%
2002                                                                             1.37%
2003                                                                             0.70%
2004                                                                             0.00%

 Best quarter:            1.57%    Q3   '00
 Worst quarter:           0.15%    Q3   '03
 ---------------------------------------------

       -------------------
       (1) These figures are as of December 31 of each year.


                                                               AVERAGE ANNUAL TOTAL RETURNS(2)
                                                                  ONE YEAR ENDED   FIVE YEARS ENDED
                                                                   DECEMBER 31,      DECEMBER 31,       SINCE
                                                  INCEPTION            2004              2004         INCEPTION
                                              -----------------------------------------------------------------
 SERVICE CLASS                                 January 23, 1997           %                 %               %
---------------------------------------------------------------------------------------------------------------


(2) For current yield information on the Fund, call 1-888-266-8787. The Money Market Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES


                             [ICON]



                                               MONEY MARKET FUND
                                               FEES AND EXPENSES

As an investor in the Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



 SHAREHOLDER FEES
 (FEES PAID BY
 YOU DIRECTLY)                       SERVICE SHARES   PREMIUM SHARES

 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of offering
 price)                                   None             None

 ANNUAL FUND
 OPERATING EXPENSES
 (FEES PAID FROM
 FUND ASSETS)                        SERVICE SHARES   PREMIUM SHARES

 Management fee(1,3)                     0.25%            0.25%
 Distribution (12b-1) fee(2,3)           0.25%            0.75%
 Other expenses(1,3)                         %                %
 Total Fund operating expenses               %                %
 Fee waivers(1,2,3)                          %                %
 Net expenses(3)                             %                %


   ---------------


   (1) INTRUST is currently contractually waiving a portion of its management fees due from the Fund and reimbursing other expenses such that total
       expenses after fee waivers and expense reimbursements are limited to    %
       for both Service shares and Premium shares.


   (2) BISYS is currently contractually waiving its entire Distribution fee.


   (3) The contractual expense limitations are in effect through March 1, 2006.

RISK/RETURN SUMMARY AND FUND EXPENSES





                                               MONEY MARKET FUND
                                               EXPENSE EXAMPLE

USE THE TABLE AT RIGHT TO COMPARE FEES AND EXPENSES OF THE FUND WITH THOSE OF OTHER MUTUAL FUNDS. IT ILLUSTRATES THE AMOUNT OF FEES AND EXPENSES YOU WOULD PAY, ASSUMING THE FOLLOWING:
  - $10,000 INVESTMENT
  - 5% ANNUAL RETURN
  - REDEMPTION AT THE END OF EACH PERIOD

  - NO CHANGES IN THE FUND'S EXPENSES EXCEPT THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS ON MARCH 1, 2006

BECAUSE THIS EXAMPLE IS HYPOTHETICAL AND FOR COMPARISON ONLY, YOUR ACTUAL COSTS WILL BE DIFFERENT.



                                    1       3      5       10
 MONEY MARKET FUND                YEAR   YEARS  YEARS   YEARS
 SERVICE SHARES                   $      $      $      $

 PREMIUM SHARES                   $      $      $      $
 ------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



INTRUST FINANCIAL SERVICES, INC. IS THE ADVISER TO AMERICAN INDEPENDENCE FUNDS.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

This section of the prospectus provides a more complete description of the Funds' principal investment objectives, strategies and risks. Each Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax-Exempt Bond Fund), such Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds' risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

STOCK FUND

INVESTMENT OBJECTIVE

The Fund's goal is to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

To achieve this objective, the Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks including securities convertible into such stock, and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations at the time of purchase. The market capitalization of a company is equal to the number of outstanding shares of that company multiplied by the price of each share. A company with a market capitalization of over $5 billion is considered to have large market capitalization.

In addition to common and preferred stock, the Fund may invest in securities convertible into such stocks. Descriptions of these and other securities which the Fund may purchase are included in the SAI.

The Fund's investment strategy is to use a highly disciplined, bottom-up, value approach that invests in large capitalization issues that sell at reasonable prices relative to their objective earnings. The process intends to generate excess returns primarily through stock selection, attempting to create a portfolio that will permit the Fund to participate in up markets while using a valuation discipline (high price/earnings multiples are generally avoided) that tends to cushion the Fund in a downturn.

By applying certain economic and quality criteria to the pool of large capitalization issues, the portfolio managers establish a smaller set of potential investments. The portfolio managers conduct a rigorous bottom-up analysis. Target prices and 12 month expected total returns are calculated for each stock. A risk/reward rationale is then considered, specifying required rates of return for each stock to adjust for downside risk. The stocks are ranked by the difference between expected total return less required rate of return. Stock selection and later, position size adjustments, are based on these rankings. The process is driven by stock selection, but in an attempt to control risk, portfolio sector weights are generally limited to plus or minus 100% of the S&P 500 Index sector weights (for example, the Fund may invest 25% of its assets in the healthcare sector when the Fund's benchmark index reflects a 50% healthcare weighting).

Holdings have a closely monitored upside price objective and downside review point. When a security approaches its upside objective, it is reviewed to determine whether it has further appreciation potential.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



STOCK FUND
CONTINUED

If so, a new upside price is established and the downside review point is moved above the original cost to attempt to prevent "winners" from turning into "losers." If the security has reached fair valuation, it is sold.

The downside review point is set at a 20% price decline, relative to the market, from its purchase price. At this point we reevaluate earnings analysis, revisit historical valuation ranges and re-examine management's strategy. Based on this review process, a decision will be made to sell or hold the security.

The Fund may trade securities actively in response to market conditions. Its portfolio turnover may exceed 100%. This in turn could increase the Fund's transaction costs (which may adversely affect its performance) and may increase the amount of taxes you pay.

RISK FACTORS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

INVESTMENT STYLE RISK

Investment style risk is the chance that returns from large-capitalization stocks, selected using a value oriented approach, will trail returns from other asset classes or the overall stock market.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

ADDITIONAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate up and down, which means an investor could lose money. Additionally, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



INTERNATIONAL MULTI-MANAGER STOCK FUND

INVESTMENT OBJECTIVE

The Fund's goal is to provide investors with long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks its investment objective by investing all of its assets in the International Equity Portfolio (the "Portfolio"), a series of the American Beacon Master Trust ("Master Trust"). The Portfolio is managed by American Beacon Advisors, Inc. (the "Manager"), who allocates the assets of the Portfolio among four investment sub-advisers. The Portfolio's investment objective is identical to the Fund's investment objective. The Fund may withdraw its assets from the Portfolio and invest its assets in another investment company or, alternatively, it may hire an investment adviser to manage the Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interest. For easier reading, the term "Fund" is used throughout this section to refer to either the Fund or the Portfolio.


Under ordinary circumstances, at least 80% of its net assets, plus borrowings for investment purposes, are invested in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI-EAFE Index"). The MSCI-EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI-EAFE Index are selected from among the larger capitalization companies in these markets.


The Manager currently allocates the Fund's assets, generally on an equal basis, among four investment sub-advisers:


Causeway Capital Management LLC
Lazard Asset Management LLC
Templeton Investment Counsel, LLC

The Boston Company Asset Management, LLC


The sub-advisers select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

     - above-average return on equity or earnings growth potential,
     - below-average price to earnings or price to cash flow ratio,
     - below-average price to book value ratio, and
     - above-average dividend yields.

The investment sub-advisers may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisers determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund may trade forward foreign currency contracts or currency futures to hedge currency fluctuations of underlying stock positions when it is believed that a foreign currency may suffer a decline against the U.S. dollar.

As noted above, the Fund has a policy of investing at least 80% of its net assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS





INTERNATIONAL MULTI-MANAGER STOCK FUND
CONTINUED

   PRINCIPAL RISK FACTORS
The Fund faces the following general risks.

MARKET RISK

Market risk is the chance that the value of the Fund's investments in stocks will decline due to drops in the stock market.

FOREIGN INVESTMENT RISK

Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

MANAGER RISK

Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

DERIVATIVES RISK

In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset interest rate or index. The sub-advisers may use futures contracts, foreign forward contracts and options on futures as a hedge against foreign currency fluctuation. There can be no assurance that any strategy used will succeed. If one of the sub-advisers incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund would lose money.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS





ULTRASHORT BOND FUND

INVESTMENT OBJECTIVE

The Fund's goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in Bonds previously defined on page 11. Under normal conditions, the Fund invests at least 65% of its total assets in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories by a nationally recognized statistical rating organization such as Moody's or S&P, or if unrated, will be of comparable quality.

The Bonds in which the Fund will primarily invest include:

      - U.S. TREASURY OBLIGATIONS
      - U.S. GOVERNMENT AGENCY SECURITIES
      - COMMERCIAL PAPER
      - CORPORATE DEBT SECURITIES
      - MORTGAGE-RELATED SECURITIES
      - ASSET-BACKED SECURITIES
      - MUNICIPAL BONDS
      - VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS.

Descriptions of these and other securities which the Fund may purchase are included in the SAI.

The debt obligations in which the Fund invests will have maturities (i.e. the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer, or, in the case of asset-backed securities, the average life of such principal payments) which range from short-term (including overnight) to 12 years. Under normal conditions, the Fund intends to maintain an average maturity of between 1 and 2 years, when weighted according to the Fund's holdings.

The Fund's overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. Strategies emphasize the use of high quality instruments, broad diversification, and a targeted maturity which generally lines up very closely to the Lipper Short Investment Grade Universe Average.

The Fund will not emphasize interest rate anticipation strategies to enhance returns. Rather, value will be added using a disciplined investment process for selecting undervalued securities, strategic diversification, effective trade execution, and a rigorous oversight process. The Fund invests across all sectors of the fixed-income market.

The Fund's maturity structure will generally be structured fairly evenly across a shorter maturity spectrum with an average maturity of between one and three years. The average credit quality of the portfolio will be maintained at AA with all securities rated investment grade (rated "BBB" by Moody's or "Baa" by S&P or better by a primary credit rating agency) at time of purchase. Fixed income securities downgraded to below investment grade subsequent to purchase may be retained in the portfolio when deemed by the Fund's investment adviser to be in the best interest of Fund shareholders.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



ULTRASHORT BOND FUND
CONTINUED

RISK FACTORS

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

CREDIT RISK

     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated within the three highest long-term or two highest short-term rating categories or comparable quality unrated securities and through adequate diversification among different issuers and industries.

PREPAYMENT AND EXTENSION RISK

     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to potentially lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.

MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

Additionally, there can be no assurance that the UltraShort Bond Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral.

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS





INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE
The Fund's goal is to provide investors with a competitive total return. A high level of current income is an important consideration in achieving the Fund's overall goal.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its investment objective, the Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in Bonds which are fixed income securities defined below. Under normal conditions, the Fund will invest a minimum of 65% its total assets in Bonds rated "A" or better by a primary credit rating agency. The Fund will seek to maintain a minimum average portfolio quality rating equivalent to the second highest rating by a primary credit rating agency. All securities will be rated "BBB" by Moody's or "Baa" by S&P or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB or Baa subsequent to purchase may be retained in the portfolio when deemed by the Fund's investment adviser to be in the best interest of Fund shareholders.

The Bonds in which the Fund will primarily invest include:

     - U.S. TREASURY OBLIGATIONS
     - U.S. GOVERNMENT AGENCY SECURITIES
     - COMMERCIAL PAPER
     - CORPORATE DEBT SECURITIES
     - MORTGAGE-RELATED SECURITIES
     - ASSET-BACKED SECURITIES
     - MUNICIPAL BONDS
     - VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS.

Descriptions of these and other securities the Fund may purchase are included in the SAI. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate.

The Fund's maturity structure will generally be balanced fairly evenly across the intermediate maturity spectrum. Under normal conditions, the Fund intends to maintain an average maturity of between three and five years, when weighted according to the Fund's holdings.

The Fund's overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. Strategies emphasize the use of high quality instruments, broad diversification, and a targeted maturity which generally lines up very closely to the Lehman Brothers Intermediate Government/Credit Bond Index. The Fund will not emphasize interest rate anticipation strategies to enhance returns. Rather, value will be added using a disciplined investment process for selecting undervalued securities, strategic diversification, effective trade execution, and a rigorous oversight process.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



                                                INTERMEDIATE BOND FUND
                                                CONTINUED

   RISK FACTORS
   The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. The Fund faces the following general risks:

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

   CREDIT RISK

     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. Credit risk is somewhat minimized by the Fund's policy of investing primarily in bonds rated "A" or better by a primary credit rating agency comparable quality unrated securities and through adequate diversification among different issuers and industries.

   PREPAYMENT AND EXTENSION RISK

     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to potentially lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension risk, the value of such securities may decline.

   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to under perform other funds with similar investment objectives.

   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   Additionally, there can be no assurance that the Intermediate Bond Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include:

     - Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral.

     - The sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments).

     - With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS





                                                KANSAS TAX-EXEMPT BOND FUND
   INVESTMENT OBJECTIVE
   The investment objective of the Kansas Tax-Exempt Bond Fund is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

   PRINCIPAL INVESTMENT STRATEGIES

   In attempting to achieve this objective, the Fund invests primarily in municipal obligations that are exempt from both federal and Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in MUNICIPAL COMMERCIAL PAPER, MUNICIPAL LEASES, MUNICIPAL NOTES AND MUNICIPAL BONDS (collectively "Municipal Obligations") which produce interest that is exempt from federal income taxes and, in the opinion of bond counsel of the issues of Kansas obligations, is exempt from Kansas state income taxes. Descriptions of these and other securities which the Fund may purchase are included in the SAI.

   The remainder of the Fund may be invested in Municipal Obligations of other states and other investments stated in the Statement of Additional Information. Under normal conditions, the Fund will also invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax.

   The Fund generally invests in obligations with maturities (i.e. the date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer) ranging from 1 to 20 years. It is the intent of the Sub-Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. However, when the Sub-Adviser determines that the market conditions so warrant, the Fund can maintain an average weighted maturity of less than 7 years.

   The Fund attempts to achieve its investment objective of capital preservation with current income by maintaining a portfolio of securities with high credit quality. To this end, the Fund generally purchases full coupon bonds rather than zero coupon bonds. The Fund will not purchase securities which are rated, at the time of purchase, below "Baa" by Moody's or below "BBB" by S&P. The Fund may purchase non-rated securities if they have financial debt rates similar to bonds which are rated "A" or better by either Moody's or S&P. The Fund will not typically purchase industrial revenue bonds unless they have a published rating of "A" or better. The Fund may sell a security if it falls below the minimum credit quality required for purchase.

   When selecting securities, comparisons of the characteristics of available bonds are made to other Kansas bonds. The Fund uses interest rate forecasting for long-term trends rather than short-term purposes. Given the relatively limited supply of the type of securities which the Fund purchases, the Fund will not attempt to actively engage in short-term trading.

   The Sub-Adviser will attempt to keep any capital gains in the Fund to a minimum.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



                                                KANSAS TAX-EXEMPT BOND FUND
                                                CONTINUED

   RISK FACTORS
   The Fund is subject to several risks, any of which could cause investors to lose money. These include:

   STATE SPECIFIC RISK

     State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline over short or even long periods due to rising interest rates. Interest rate risk is generally high for longer-term bonds. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater price sensitivity to changes in interest rates.

   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally low for longer-term bonds.

   CALL RISK

     Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and the potential for taxable capital gains.

   CREDIT RISK

     Credit risk is the chance that bond issuers will fail to repay interest and principal in a timely manner, reducing the Fund's return.

   MANAGER RISK

     Manager risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

   ADDITIONAL RISKS

   The price per share of the Kansas Tax-Exempt Bond Fund will fluctuate with changes in value of the investments held by the Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



                                                MONEY MARKET FUND

   INVESTMENT OBJECTIVE

   The investment objective of the Fund is to provide investors with current income, liquidity and the maintenance of a stable net asset value of $1.00 per share.

   PRINCIPAL STRATEGIES

   In attempting to achieve its objective, the Fund invests all of its assets in high quality, U.S. dollar-denominated short-term money market instruments.

   The securities the Fund may purchase include:

         - U.S. GOVERNMENT OBLIGATIONS
         - COMMERCIAL PAPER
         - MASTER DEMAND NOTES
         - LOAN PARTICIPATION INTERESTS
         - MEDIUM-TERM NOTES
         - FUNDING AGREEMENTS
         - YANKEE DOLLAR BANK CERTIFICATES OF DEPOSIT
         - EURO DOLLAR BANK CERTIFICATES OF DEPOSIT
         - TIME DEPOSITS
         - BANKERS' ACCEPTANCES
         - ASSET-BACKED SECURITIES
         - REPURCHASE AGREEMENTS

   Descriptions of these and other securities which the Fund may purchase are included in the SAI.

   The Fund will only buy securities with the following credit qualities:

        - rated in the highest short-term categories by two rating organizations, such as "A-1" by S&P and "P-1" by Moody's at the time of purchase;

        - rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization; or

        - unrated securities that are determined to be of equivalent quality by the Adviser pursuant to guidelines approved by the Board and subject to ratification by the Board.


   The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not maintain this concentration. The Fund's policy of concentration in financial services companies increases the Fund's exposure to market conditions prevailing in that industry.


   Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



                                                MONEY MARKET FUND
                                                CONTINUED

   RISK FACTORS
   The Money Market Fund attempts to maintain the net asset value of its shares at a constant $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market Fund may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Fund invests.

   CONCENTRATION RISK


     The Fund's policy of concentrating in the financial services industry could increase its exposure to economic or regulatory developments relating to or affecting such companies. Certain financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. For example, the financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.


   MANAGER RISK

     The Money Market Fund, like all investment funds, is subject to the chance that poor security selection will cause the Money Market Fund to underperform other funds with similar investment objectives.

   INTEREST RATE RISK

     Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. When interest rates go down, bond prices go up. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

   CREDIT RISK

     Credit risk is the chance that a bond issuer will fail to repay interest and principal in a timely manner or may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund's return. Credit risk is minimized by the Fund's policy of adequate diversification among issuers and industries and minimum credit risk requirements as required by Rule 2a-7 of the Investment Company Act of 1940.

   PREPAYMENT AND EXTENSION RISK

     The Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, no additional interest will be paid on the investment. Prepayment exposes the Fund to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result of this extension rise, the value of such securities may decline.

   INCOME RISK

     Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS





                                                MONEY MARKET FUND
                                                CONTINUED

   FOREIGN INVESTMENT RISK

     The Fund may invest in foreign securities which will involve certain additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities.

   OTHER CONSIDERATIONS. If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. Additionally, there can be no assurance that a Fund will achieve its investment objective.

FUND MANAGEMENT



                            THE INVESTMENT ADVISER

   INTRUST Financial Services, Inc. ("INTRUST"), 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. INTRUST is a wholly owned subsidiary of INTRUST Bank, N.A. INTRUST Bank N.A., founded in 1876, is a national banking association, that provides a full range of banking and trust services to over 2,300 trust clients. As of December 31, 2004, total assets under management were approximately $2.5 billion. INTRUST continuously reviews, supervises and administers each of the Funds' investment programs.


   For these advisory services, the Funds paid INTRUST as follows during their fiscal year ended December 31, 2004:



                                                   PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                                 AS OF 12/31/2004
                                          ------------------------------
     Stock Fund                                            %
                                          ------------------------------
     International Multi-Manager
     Stock Fund                                            %
                                          ------------------------------
     UltraShort Bond Fund                                  %
                                          ------------------------------
     Intermediate Bond Fund                                %
                                          ------------------------------
     Kansas Tax-Exempt Bond Fund                           %
                                          ------------------------------
     Money Market Fund                                     %
    ---------------------------------------------------------------------


   INTRUST waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) are: Stock Fund, 1.00%; International Multi-Manager Stock Fund, 0.40%; UltraShort Bond Fund, 0.40%; Intermediate Bond Fund, 0.40%; Kansas Tax-Exempt Bond Fund, 0.30%; and Money Market Fund, 0.25%.
                            PORTFOLIO MANAGERS
   Under the International Multi-Manager Stock Fund's investment advisory agreement, INTRUST invests the Fund's assets in the Portfolio and continuously reviews, supervises and monitors the Portfolio's investment program.

   Thomas S. Gangel, President at INTRUST since August 2001, is responsible for the management activities carried out by INTRUST regarding the International Multi-Manager Stock Fund. Prior to August 2001, Mr. Gangel was Vice President and Director of Strategy and Research at INTRUST Bank since June 1997. Mr. Gangel has over 16 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management. Mr. Gangel is also responsible for the investment management oversight for INTRUST in its role as adviser to the Stock Fund, UltraShort Bond Fund, Intermediate Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund. INTRUST discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. Prior to October 2000, INTRUST furnished portfolio management services to Kansas Tax Exempt Bond Fund. Prior to his employment with INTRUST, Mr. Gangel served as a Director with First Asset Management from February, 1996 to June, 1997.

FUND MANAGEMENT



                            SUB-ADVISERS


   Galliard Capital Management, Inc. Galliard, located at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479, is subadviser to the UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund. Galliard, a wholly-owned subsidiary of Wells Fargo Bank Minnesota, was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. Karl Tourville and Richard Merriam are co-managers of the UltraShort Bond Fund and the Intermediate Bond Fund. Mr. Tourville has over eleven years of investment experience and has been a managing partner of Galliard since July 1995. Mr. Merriam has 16 years of investment experience and has been a managing partner of Galliard since July 1995. Robert A. Campbell, a senior portfolio manager with Galliard since August, 2000 is the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). Prior to November, 2000, the Kansas Tax-Exempt Bond Fund was managed directly by INTRUST.



   American Beacon Advisors, Inc. American Beacon, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, a wholly-owned subsidiary of AMR Corporation, serves as the subadviser to the Money Market Fund and the Stock Fund. AMR was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.



   American Beacon has retained Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") to provide portfolio investment management services for the Stock Fund. Barrow Hanley, 3232 McKinney Avenue, 15th floor, Dallas, Texas 75204 is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is engaged in the business of providing investment advice to institutional and individual client accounts and had assets of approximately
   $     billion as of December 31, 2004. Prior to December 1999, the Stock Fund
   was managed by another subadviser. Barrow Hanley employs a team of portfolio managers, research analysts and other investment management professionals to manage the Stock Fund. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers determine strategy, industry weightings, Fund holdings and cash positions.


   INTERNATIONAL EQUITY PORTFOLIO


   American Beacon also serves as investment manager and administrator to the Portfolio. William F. Quinn, Nancy A. Eckl, Kirk L. Brown, and Jeremy W. Merchant are members of the team at American Beacon responsible for the day-to-day management of the Portfolio (the "Portfolio Management Team"). Mr. Quinn and Ms. Eckl are responsible for developing the Portfolio's investment program and recommending sub-advisers to the Portfolio's Board of Trustees. In addition, Ms. Eckl, in conjunction with Mr. Brown and Mr. Merchant, oversees the sub-advisers, reviews each sub-adviser's performance and allocates the Portfolio's assets among the sub-advisers. Mr. Quinn is President of American Beacon and has served on the Portfolio Management Team since the inception of the Portfolio's predecessor fund in 1991. Ms. Eckl has served on the Portfolio Management Team since becoming Vice President of Trust Investments for American Beacon in May 1995. Mr. Brown is American Beacon's Manager of International and Private Investments, and he has served on the Portfolio Management Team

FUND MANAGEMENT



                           SUB-ADVISERS
                           CONTINUED


   since February 1994. Mr. Merchant is Senior Trust Analyst and has served on the Portfolio Management Team since July 2002. Mr. Merchant joined American Beacon in March 2000 and had responsibility for client relations and sales support prior to becoming a member of the Portfolio Management Team. The Funds' Statement of Additional Information provides additional information about the members of the Portfolio Management Team, including other accounts they manage, their ownership in the Portfolio and their compensation.



   Set forth below is a brief description of each sub-adviser to the Portfolio and the portfolio managers with primary responsibility for the management of the Portfolio. The Funds' Statement of Additional Information provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Portfolio and their compensation.



   Lazard Asset Management LLC, Causeway Capital Management LLC, Templeton Investment Counsel, LLC and The Boston Company Asset Management, LLC currently serve as sub-advisers to the Portfolio. None of these sub-advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.



   - Causeway Capital Management LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm. Causeway began operations in June 2001 and was founded by the key international value equity management personnel at Merrill Lynch Investment Managers, L.P. ("MLIM"), a former sub-adviser to the Portfolio. Causeway's portfolio managers for the Portfolio are Sarah H. Ketterer and Harry W. Hartford, who are the Chief Executive Officer and President, respectively, of Causeway. Ms. Ketterer and Mr. Hartford co-founded Causeway in June 2001. Prior to June 2001, Ms. Ketterer was with MLIM since 1996, where she was a Managing Director and co-head of the firm's Los Angeles-based International and Global Value Equity team. Prior to June 2001, Mr. Hartford was with MLIM since 1996, where he was a Managing Director and co-head of the firm's Los Angeles-based International and Global Value Equity team.


   - Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment adviser, is a subsidiary of Lazard Freres & Co. LLC, a registered broker-dealer.

   - Templeton Investment Counsel, LLC, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments.


   - The Boston Company Asset Management, LLC ("The Boston Company"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2004 were $34 billion. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities.


   The Statement of Additional Information has more detailed information about the Adviser and other service providers.
                            THE DISTRIBUTOR

   BISYS Fund Services is the Funds' Distributor. Its address is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the NASD.

SHAREHOLDER INFORMATION



                                PRICING OF FUND SHARES

--------------------------------------------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                     NAV =
                           Total Assets - Liabilities

                           -------------------------
                                Number of Shares

                         Outstanding
You can find most Funds' NAV daily in The Wall Street Journal and other newspapers. The NAV is calculated separately for each class of shares.
--------------------------------------------------------------------------------

MONEY MARKET FUND

The Fund's net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon, Eastern time on days the New York Stock Exchange is open. The Money Market Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

OTHER FUNDS

Per share net asset value (NAV) for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund plus any applicable shareholder fees. This is what is known as the offering price.


A Fund's securities are generally valued at current market prices. If it has been determined that a significant valuation event that has materially affected the value of one or more of a Fund's securities has occurred, each security may be valued pursuant to the Fund's fair value pricing procedures.



Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of the Fund. Trading in foreign securities in some countries may not take place on all Fund business days and may take place in various foreign markets on days on which the International Multi-Manager Stock Fund's NAV is not calculated. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. However, unless the Portfolio's Manager determines that the value of the already-priced foreign securities would be materially affected before the Fund's NAV is determined, no adjustment will be made for the differing times in pricing. Should an adjustment in pricing be deemed necessary, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Master Trust's Board of Trustees.

SHAREHOLDER INFORMATION





                                PRICING OF FUND SHARES


                                CONTINUED



                                      All securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Funds' Board of Trustees, or in the case of the International Multi-Manager Stock Fund, the Master Trust's Board of Trustees.



                                      The procedures generally require fixed
                                      income securities to be priced by approved pricing agents and equity securities to be priced by readily available market quotations. The procedures provide that, in situations where it is determined that market quotations are not readily available or available prices do not accurately reflect the value of the securities, "fair valuation" methodologies will be used. Situations in which fair valuations may be used include the following: a price is determined to be stale; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event occurs. Significant valuation events may include the following; an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the Exchange; and extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. The Funds' pricing agent is responsible for monitoring market fluctuations to determine if certain triggers are reached that necessitate fair valuations. Fair valuations are intended to ensure that each Fund's NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and close of the Exchange, when the Fund's net asset value is typically calculated.

SHAREHOLDER INFORMATION



                                PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Funds through the American Independence Funds' Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.* If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


                                               MINIMUM       MINIMUM
                                               INITIAL      SUBSEQUENT
                 ACCOUNT TYPE                 INVESTMENT    INVESTMENT
 Regular (non-retirement)                       $1,000         $50
 ---------------------------------------------------------------------
 Retirement (IRA)                               $  250         $50
 ---------------------------------------------------------------------
 Automatic Investment Plan                      $1,000         $50
 ---------------------------------------------------------------------


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, nor credit card convenience checks are accepted.




A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Customer Indemnification Program" at the end of this section and the "Market Timing Policies" section.



* Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

   -----------------------------------------------------------------------------

   AVOID BACKUP TAX WITHHOLDING

   Each Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   -----------------------------------------------------------------------------

                                                        QUESTIONS?
                                                 Call 888-266-8787 or your
                                                investment representative.

SHAREHOLDER INFORMATION





                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or bank draft payable to "American Independence Funds Trust."

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

Subsequent:
1. Use the investment slip attached to your account statement.
 Or, if unavailable,
2. Include the following information on a piece of paper:
   - Fund name
   - Share class
   - Amount invested
   - Account name
   - Account number
   Include your account number on your check.
3. Mail to: American Independence Funds Trust,
 P.O. Box 182498, Columbus, OH 43219-2498.
BY OVERNIGHT SERVICE
See instructions 1-2 above for subsequent investments.
3. Send to: American Independence Funds,
   c/o BISYS Fund Services,
   Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.


   ELECTRONIC VS. WIRE TRANSFER
   Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to three days to clear. There is generally no fee for ACH transactions.

   ELECTRONIC PURCHASES
   Your bank must participate in the Automated Clearing House (ACH) and must be a United States bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call
   (888) 266-8787. Your account can generally be set up for electronic purchases within 15 days.

   Call (888) 266-8787 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION



                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.
   Please phone the Funds at (888) 266-8787 for instructions on opening an account or purchasing additional shares by wire transfer.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

    - Your bank name, address and account number
    - The amount you wish to invest automatically (minimum $50)
    - When you want to invest (on either the fifth or twentieth day of each month)
    - Attach a voided personal check.

   CUSTOMER IDENTIFICATION PROGRAM
   Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Service Class shares than for Premium Class shares, because Premium Class shares are subject to higher shareholder servicing expenses and Rule 12b-1 fees. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before a distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

SHAREHOLDER INFORMATION



                                SELLING YOUR SHARES

INSTRUCTIONS FOR SELLING SHARES
You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Your investment representative is responsible for transmitting your sell order by close of business and may have an earlier cut-off time for sell requests. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.


   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

   As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call (888) 266-8787 with instructions as to how you wish to receive your funds (mail, wire, and electronic transfer).

   BY MAIL

     1. Call (888) 266-8787 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: American Independence Funds, P.O. Box 182498 Columbus, OH 43219-2498

   BY OVERNIGHT SERVICE

     See instruction 1 above.
     2. Send to: American Independence Funds, c/o BISYS Fund Services, Attn:
        T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER

   You must indicate this option on your application.

   Note: Your financial institution may also charge a wire transfer fee.

   Call (888) 266-8787 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

SHAREHOLDER INFORMATION



                                SELLING YOUR SHARES
                                CONTINUED

   ELECTRONIC REDEMPTIONS
   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call (888) 266-8787 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and, after the transaction clears, the proceeds credited within 8 days.

   SYSTEMATIC WITHDRAWAL PLAN
   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:
    - Make sure you've checked the appropriate box on the Account Application. Or call (888) 266-8787.
    - Include a voided personal check.
    - Your account must have a value of $10,000 or more to start withdrawals.
    - If the value of your account falls below $500 as a result of a redemption, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.


   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUND



   Each month you may write checks in amounts of $500 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You must maintain the minimum required account balance of $500 and you may not close your Money Market Fund account by writing a check.


                                                               QUESTIONS?
                                                          Call 888-266-8787 or
                                                                  your
                                                               investment
                                                            representative.

SHAREHOLDER INFORMATION



                                SELLING YOUR SHARES
                                CONTINUED

                                GENERAL POLICIES ON SELLING SHARES

   TRANSACTIONS THROUGH INTERMEDIARIES


   Certain broker-dealers and other financial intermediaries are authorized to accept sales orders on behalf of the Funds at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These intermediaries are responsible for transmitting requests on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.


   REDEMPTIONS IN WRITING REQUIRED
   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").
   2. Redemption requests requiring a signature guarantee which include each of the following:
     - Your account registration or the name(s) in your account has changed within the last 10 business days
     - The check is not being mailed to the address on your account
     - The check is not being made payable to the owners of the account
     - The redemption proceeds are being transferred to another Fund account with a different registration.
     - The redemption proceeds are being wired to bank instructions currently not on your account.

   Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

                                                               QUESTIONS?
                                                          Call 888-266-8787 or
                                                                  your
                                                               investment
                                                            representative.

SHAREHOLDER INFORMATION



                                GENERAL POLICIES ON SELLING SHARES
                                CONTINUED

   TELEPHONE REDEMPTIONS
   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by the telephonic instructions or facsimile instructions, may be revoked at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

   REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer's identity has been verified, which may take up to 5 business days, must be made in writing, even if the redemption involves shares purchased by wire.

   POSTPONEMENT OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION





                                DISTRIBUTION ARRANGEMENTS

   This section describes the distribution and service fees you will pay as an investor in different share classes offered by the Fund.


     TYPES OF CHARGES                     SERVICE CLASS OR CLASS A SHARES       PREMIUM OR INSTITUTIONAL SHARES
     Sales Charge (Load)                  Front-end sales charge (not           None.
                                          applicable to money market fund);
                                          reduced sales charges available
                                          for purchases greater than $99,999
                                          ($49,999 in the case of the Kansas
                                          Tax-Exempt Bond Fund).
     Distribution and Service (12b-1)     Subject to annual distribution        Subject to annual distribution
     Fee                                  fees of up to 0.25% of the Fund's     fees of up to 0.75% of the Fund's
                                          average daily net assets.*            average daily net assets.*
     Service Organization Fee             Subject to annual Service             Subject to annual Service
                                          Organization fees of up to 0.25%      Organization fees of up to 0.25%
                                          of the Fund's average daily net       of the Fund's average daily net
                                          assets.                               assets.
     Fund Expenses                        Lower annual expenses than Premium    Higher annual expenses than
                                          or Institutional Class shares.        Service Class shares.*



   ---------------

   * Except for the Kansas Tax-Exempt Bond Fund; Class A Shares are subject to a .35% 12b-1 fee; and Institutional Class is not subject to a 12b-1 fee.

   CALCULATION OF SALES CHARGES

   Service Class shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. THE SALES CHARGE DECREASES WITH LARGER PURCHASES. For example, if you invest more than $49,999, or if your cumulative purchases or the value in your account is more than $49,999, of Kansas Tax-Exempt Bond Fund shares then the sales charge is reduced. See "Sales Charge Reductions" following the tables below. There is no sales charge on reinvested dividends and distributions.



   The current sales charge rates applicable to Service Class shares of the Stock Fund and the International Multi-Manager Stock Fund are as follows*:


                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $99,999                           5.00%             5.26%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    4.00%             4.17%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    2.50%             2.56%
      -----------------------------------------------------------------------
      $1,000,000 and above                       2.00%             2.04%

   ---------------

   * Amounts paid as commissions to financial intermediaries are disclosed in the SAI.

SHAREHOLDER INFORMATION



                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED


   The current sales charge rates applicable to Service Class shares of the UltraShort Bond Fund and the Intermediate Bond Fund are as follows*:


                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $99,999                           3.75%             3.90%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    3.50%             3.63%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    2.50%             2.56%
      -----------------------------------------------------------------------
      $1,000,000 and above                       2.00%             2.04%

   There are no sales charges applicable to Money Market Fund shares. There are no sales charges applicable to Premium Class shares.


   The current sales charge applicable to Class A shares of the Kansas Tax-Exempt Bond Fund are as follows*:


                                              SALES CHARGE     SALES CHARGE
                                               AS A % OF         AS A % OF
                 YOUR INVESTMENT             OFFERING PRICE   YOUR INVESTMENT
      -----------------------------------------------------------------------
      $0 up to $49,999                           4.00%             4.17%
      -----------------------------------------------------------------------
      $50,000 up to $99,999                      3.50%             3.63%
      -----------------------------------------------------------------------
      $100,000 up to $249,999                    3.00%             3.09%
      -----------------------------------------------------------------------
      $250,000 up to $499,999                    2.25%             2.31%
      -----------------------------------------------------------------------
      $500,000 up to $999,999                    1.50%             1.52%
      -----------------------------------------------------------------------
      $1,000,000 and above                        .75%             0.76%

   ---------------

   * Amounts paid as Commissions to financial intermediaries are disclosed in the SAI.


   SALES CHARGE REDUCTIONS
   Reduced sales charges for Service Class shares are available to shareholders with investments of $100,000 or more ($50,000 in the case of Kansas Tax-Exempt Bond Fund's Class A shares). In addition, you may qualify for reduced sales charges under the following circumstances.

   - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. Shares purchased under the non-binding Letter of Intent ("LOI") will be held in escrow until the total investment has been completed. In the event the LOI is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

   - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

SHAREHOLDER INFORMATION



                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED

   - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


   TO TAKE ADVANTAGE OF THE RIGHTS OF ACCUMULATION AND COMBINATION PRIVILEGE, YOU MUST GIVE NOTICE AT THE TIME YOU PLACE INITIAL ORDER AND SUBSEQUENT ORDERS THAT YOU WISH TO COMBINE PURCHASES.


   SALES CHARGE WAIVERS

   The following qualify for waivers of sales charges applicable to Service Class and Class A shares:

   - Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

   - Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

   - Investors for whom INTRUST Bank or its affiliates, as INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

   - Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

   - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan a 403(b) plan, a 457 plan or other defined contribution plan, which by its terms permits the purchase of Shares;

   - Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs, and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).
   -----------------------------------------------------------------------------
   REINSTATEMENT PRIVILEGE
   If you have sold Service Class shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on the amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.
   -----------------------------------------------------------------------------

   DISTRIBUTION (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

   Premium Class shares (and Class A shares of the Kansas Tax-Exempt Bond Fund) pay a 12b-1 fee of up to .75% of the average daily net assets of a Fund's applicable Class. The Distributor has contractually agreed to limit the 12b-1 fee of the Class A shares of the Kansas Tax-Exempt Bond Fund to .35% of the average daily net assets of such Fund's class. Service Class (except for the Kansas Tax-Exempt Bond Fund) shares pay a 12b-1 fee of up to .25% of the average daily net assets of a Fund's Service Class shares. The Institutional Class Shares of the Kansas Tax-Exempt Bond Fund are not subject to a 12b-1 fee.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

SHAREHOLDER INFORMATION





                                 DISTRIBUTION ARRANGEMENTS
                                 CONTINUED

   SERVICE ORGANIZATION FEES
   Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these sales channels. Service Class, Class A, Institutional Class and Premium Class shareholders may pay a service organization an additional fee of up to 0.25% of the daily net assets of a Fund attributable to such class for services such as record keeping, communication with and education of shareholders, and asset allocation services.

   MASTER-FEEDER FUND ARRANGEMENTS

   The International Multi-Manager Stock Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in another investment company with the same investment objective. The Fund invests all of its assets in the International Equity Portfolio (the "Portfolio"), a series of the American Beacon Master Trust. The Fund may withdraw its assets from the Portfolio and invest its assets in another investment company or, alternatively, it may hire an investment adviser to manage the Fund's assets directly if the Fund's Board of Trustees determines that this action would be in the shareholders' best interests. Since the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio. Other large investors also invest in the Portfolio and may affect the Fund if they, for example, choose to leave the Portfolio or to vote to change the investment objective of the Portfolio.


   HOUSEHOLDING
   In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

SHAREHOLDER INFORMATION



                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Money Market Fund, the Intermediate Term Bond Fund, the UltraShort Bond Fund and the Kansas Tax-Exempt Bond Fund are paid monthly. Dividends on the Stock Fund and the International Multi-Manager Stock Fund are paid annually. Capital gains for all Funds are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that it's holding for more than one year, and are the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

   Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

   The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income, however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

SHAREHOLDER INFORMATION



                                EXCHANGING YOUR SHARES

Shares of any Fund in the Trust offered by this prospectus may be exchanged for shares of the same class in any other Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.
NOTES ON EXCHANGES
 - The registration and tax identification numbers of the two accounts must be identical.
 - The Exchange Privilege may be changed or eliminated at any time after a 60-day notice to shareholders.
 - No transaction fees are charged for exchanges. However, when exchanging from a fund that has no sales charge or a lower charge to a Fund with higher sales charge, you may pay the difference.


INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to American Independence Funds, P.O. Box 182498, Columbus OH 43218-2499, or by calling (888) 266-8787.
Please provide the following information:

 - Your name and telephone number

 - The exact name on your account and account number

 - Taxpayer identification number (usually your Social Security number)

 - Dollar value or number of shares to be exchanged

 - The name of the Fund from which the exchange is to be made

 - The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.


   MARKET TIMING POLICIES



   The Funds are not designed for market timing strategies. IF YOU INTEND TO ENGAGE IN MARKET TIMING, DO NOT INVEST IN SHARES OF THE FUNDS. The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund Shares. Frequent purchases, and the subsequent redemptions, or exchanges may cause a Fund to be unable to invest effectively in accordance with its objectives and policies. Such a trading practice may also cause dilution in value of a Fund's shares held by long-term shareholders and may increase brokerage and administrative costs.



   To prevent disruption in the management of the Funds due to market timing strategies:


     - exchange activity may be limited to five exchanges within a one year period with no more than three exchanges in a calendar quarter.

     - each Fund may refuse any purchase or exchange request for Fund shares if management determines that such request could adversely affect the Fund's NAV, including as a result of the shareholder's excessive trading (to be determined at management's discretion); and

     - each Fund may, after prior warning and notification, close an account due to excessive trading.


   The Funds' ability to monitor trades placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and fee-based programs is limited, and the Funds may not be able to detect market timing activities by such underlying shareholders.

FINANCIAL HIGHLIGHTS



   The financial highlights tables are intended to help you understand each of the Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This financial information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the American Independence Funds Trust Annual Report. You may obtain a free copy of the Annual Report by calling 1-888-266-8787. Information for Premium Class is not shown since the class had not commenced operations during the periods shown.


                                                                        STOCK FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
    NET ASSET VALUE, BEGINNING OF PERIOD           $          $  9.10    $ 10.64    $  11.09   $  10.33
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                      0.18       0.17        0.15       0.18
      Net realized and unrealized gains (losses)
        from investments                                         1.80      (1.56)      (0.42)      1.09
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities                         1.98      (1.39)      (0.27)      1.27
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                     (0.17)     (0.15)      (0.18)     (0.11)
      Net realized gains from investment
        transactions                                               --         --          --      (0.40)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                                     (0.17)     (0.15)      (0.18)     (0.51)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $          $ 10.91    $  9.10    $  10.64   $  11.09
        Total Return (excludes sales charge)              %     22.14%    (13.32%)     (2.45%)    13.39%
    ---------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $          $76,336    $66,457    $ 73,463   $ 83,791
      Ratio of expenses to average net assets             %      1.29%      1.29%       1.29%      1.26%
      Ratio of net investment income to average
        net assets                                        %      1.87%      1.65%       1.27%      1.76%
      Ratio of expenses to average net assets*            %      1.89%      1.87%       1.86%      1.83%
      Portfolio turnover rate                             %     29.31%     30.01%      34.00%     87.85%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS






                                                             INTERNATIONAL MULTI-MANAGER STOCK FUND
                                                                         SERVICE CLASS
                                                      ----------------------------------------------------
                                                        YEAR       YEAR       YEAR       YEAR       YEAR
                                                       ENDED      ENDED      ENDED      ENDED      ENDED
                                                      10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
    NET ASSET VALUE, BEGINNING OF PERIOD              $          $  8.23    $  9.24    $ 12.70    $ 13.15
    ------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                         0.14       0.10       0.12       0.16
      Net realized and unrealized gains (losses)
        from investments                                            2.37      (1.05)     (1.97)      0.17
    ------------------------------------------------------------------------------------------------------
        Total from Investment Activities                            2.51      (0.95)     (1.85)      0.33
    ------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                        (0.14)     (0.06)     (0.08)     (0.18)
      Net realized gains from investment
        transactions                                                  --         --      (1.53)     (0.60)
    ------------------------------------------------------------------------------------------------------
        Total Distributions                                        (0.14)     (0.06)     (1.61)     (0.78)
    ------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $          $ 10.60    $  8.23    $  9.24    $ 12.70
    ------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                 %     31.04%    (10.34%)   (16.83%)     2.16%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $          $65,744    $46,558    $48,043    $60,169
      Ratio of expenses to average net assets(b)             %      1.24%      1.21%      1.22%      1.15%
      Ratio of net investment income to average net
        assets(b)                                            %      1.59%      1.09%      1.09%      1.17%
      Ratio of expenses to average net assets*(b)            %      1.71%      1.68%      1.69%      1.63%
      Portfolio turnover rate(a)                                              43.00%     36.00%     45.05%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

    (a) Portfolio turnover rate represents that of the International Equity Portfolio.

   (b) These ratios include expenses charged from the International Equity Portfolio.

FINANCIAL HIGHLIGHTS






                                                                   ULTRASHORT BOND FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
    NET ASSET VALUE, BEGINNING OF PERIOD           $          $ 10.17    $ 10.40    $  9.96    $  9.90
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                      0.22       0.38       0.53       0.56
      Net realized and unrealized gains (losses)
        from investments                                         0.02      (0.18)      0.44       0.06
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities                         0.24       0.20       0.97       0.62
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                     (0.24)     (0.38)     (0.53)     (0.56)
      Net realized gains from investment
        transactions                                               --      (0.05)        --         --(a)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                                     (0.24)     (0.43)     (0.53)     (0.56)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $          $ 10.17    $ 10.17    $ 10.40    $  9.96
    ---------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)              %      2.41%      2.02%     10.02%      6.47%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $          $61,392    $48,579    $47,624    $51,984
      Ratio of expenses to average net assets             %      0.65%      0.65%      0.65%      0.64%
      Ratio of net investment income to average
        net assets                                        %      2.13%      3.71%      5.26%      5.64%
      Ratio of expenses to average net assets**           %      1.33%      1.33%      1.28%      1.29%
      Portfolio turnover rate                             %     72.06%     66.57%     65.87%     57.96%


    ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

    (a) Distribution per share was less than $0.005.

FINANCIAL HIGHLIGHTS






                                                                  INTERMEDIATE BOND FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
    NET ASSET VALUE, BEGINNING OF PERIOD           $          $ 10.71    $ 10.54    $  9.82    $  9.86
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                      0.43       0.55       0.56       0.58
      Net realized and unrealized gains (losses)
        from investments                                         0.05       0.15       0.72      (0.04)
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities                         0.48       0.70       1.28       0.54
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                     (0.47)     (0.53)     (0.56)     (0.58)
      Net realized gains                                        (0.03)        --         --         --
    ---------------------------------------------------------------------------------------------------
        Total Distributions                                     (0.50)     (0.53)     (0.56)     (0.58)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $          $ 10.69    $ 10.71    $ 10.54    $  9.82
    ---------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)              %      4.53%      6.87%     13.35%      5.75%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $          $51,927    $48,006    $45,447    $46,092
      Ratio of expenses to average net assets             %      0.76%      0.76%      0.76%      0.76%
      Ratio of net investment income to average
        net assets                                        %      4.00%      5.29%      5.49%      6.01%
      Ratio of expenses to average net assets*            %      1.34%      1.33%      1.29%      1.31%
      Portfolio turnover rate                             %     59.41%    135.72%     93.61%     37.86%


    * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS






                                                                 KANSAS TAX-EXEMPT BOND FUND
                                        -----------------------------------------------------------------------------
                                                        INSTITUTIONAL CLASS*                          CLASS A
                                        ----------------------------------------------------   ----------------------
                                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       PERIOD
                                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED        ENDED
                                        10/31/04   10/31/03   10/31/02   10/31/01   10/31/00   10/31/03   10/31/02(A)
    NET ASSET VALUE, BEGINNING OF
      PERIOD                            $          $  10.94   $  10.86   $  10.35   $  10.12   $  10.93     $10.83
    ---------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                            0.42       0.44       0.46       0.47       0.38       0.09
      Net realized and unrealized
        gains (losses) from
        investments                                    0.04       0.07       0.51       0.23       0.05       0.10
    ---------------------------------------------------------------------------------------------------------------------
        Total from Investment
          Activities                                   0.46       0.51       0.97       0.70       0.43       0.19
    ---------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                           (0.42)     (0.43)     (0.46)     (0.47)     (0.38)     (0.09)
      Net realized gains from
        investment transactions                          --         --         --         --         --         --
    ---------------------------------------------------------------------------------------------------------------------
        Total Distributions                           (0.42)     (0.43)     (0.46)     (0.47)     (0.38)     (0.09)
    ---------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD      $          $  10.98   $  10.94   $  10.86   $  10.35   $  10.98     $10.93
    ---------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales
          charge)                               %      4.24%      4.84%      9.58%      7.10%      3.98%      4.16%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period
        (000)                           $          $155,198   $150,525   $142,848   $140,633   $  1,248     $  553
      Ratio of expenses to average net
        assets                                  %      0.60%      0.60%      0.60%      0.60%      0.95%      0.95%(c)
      Ratio of net investment income
        to average net assets                   %      3.81%      4.05%      4.34%      4.62%      3.45%      3.45%(c)
      Ratio of expenses to average net
        assets**                                %      0.94%      1.00%      1.15%      1.12%      1.69%      0.97%(c)
      Portfolio turnover rate                   %     12.07%     13.63%      9.62%      5.88%     12.07%     13.63%(b)


    * Prior to March 1, 2002, the Class was named Service Class.

    ** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

    (a) Commencement of operations for Class A was 8/6/02.

   (b) Not annualized.

   (c) Annualized.

FINANCIAL HIGHLIGHTS






                                                                    MONEY MARKET FUND
                                                                      SERVICE CLASS
                                                   ----------------------------------------------------
                                                     YEAR       YEAR       YEAR       YEAR       YEAR
                                                    ENDED      ENDED      ENDED      ENDED      ENDED
                                                   10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
    NET ASSET VALUE, BEGINNING OF PERIOD           $          $  1.00    $  1.00    $  1.00    $  1.00
    ---------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                     0.008      0.015      0.045      0.058
    ---------------------------------------------------------------------------------------------------
        Total from Investment Activities                        0.008      0.015      0.045      0.058
    ---------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                    (0.008)    (0.015)    (0.045)    (0.058)
    ---------------------------------------------------------------------------------------------------
        Total Distributions                                    (0.008)    (0.015)    (0.045)    (0.058)
    ---------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $          $  1.00    $  1.00    $  1.00    $  1.00
    ---------------------------------------------------------------------------------------------------
        Total Return                                      %      0.79%      1.55%      4.63%      5.95%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $          $71,319    $72,022    $73,298    $73,727
      Ratio of expenses to average net assets             %      0.56%      0.58%      0.59%      0.60%
      Ratio of net investment income to average
        net assets                                        %      0.78%      1.53%      4.65%      5.76%
      Ratio of expenses to average net assets*            %      1.14%      1.12%      1.12%      1.13%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

AMERICAN INDEPENDENCE FUNDS

                                               AMERICAN INDEPENDENCE FUNDS
                                               NOTICE OF PRIVACY POLICY &
                                               PRACTICES

   American Independence Funds recognizes and respects the privacy concerns and expectations of our customers(1).

   We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with American Independence Funds.

    COLLECTION OF CUSTOMER            We collect nonpublic personal information about our customers from the
      INFORMATION                     following sources:



                                      -  Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;



                                      -  Account History, including information about the transactions and balances in a customer's accounts; and



                                      -  Correspondence, written, telephonic or electronic between a customer and
                                         American Independence Funds or service providers to American
                                         Independence Funds.



    DISCLOSURE OF CUSTOMER            We may disclose all of the information described above to certain third
      INFORMATION                     parties who are not affiliated with American Independence Funds under one or more of these circumstances:



                                      -  As Authorized -- if you request or authorize the disclosure of the information.



                                      -  As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence
                                         Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.



                                      -  Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.



    SECURITY OF CUSTOMER              We require service providers to the American Independence Funds:
      INFORMATION



                                      -  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American
                                         Independence Funds; and



                                      -  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

   We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

   ---------------

   (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

                        This is not part of the Prospectus.

For more information about the American Independence Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain detailed information on each Fund's investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Funds, by contacting INTRUST or a broker that sells the Funds. Or contact us at:

                            AMERICAN INDEPENDENCE FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: 1-888-266-8787

                            Address for Trust Clients of INTRUST
                            Bank, N.A.:
                            105 North Main Street
                            Box One
                            Wichita, Kansas 67202

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov.

   INVESTMENT ADVISER

   INTRUST FINANCIAL SERVICES, INC. ("INTRUST")

   SUB INVESTMENT ADVISER
   LA JOLLA ECONOMICS

                                    QUESTIONS?
                            Call 1-888-266-8787 or your
                            investment representative.

                                 NESTEGG FUNDS

                                   PROSPECTUS

                                 MARCH 1, 2005


                               NESTEGG 2010 FUND
                               NESTEGG 2020 FUND
                               NESTEGG 2030 FUND
                               NESTEGG 2040 FUND
                       NESTEGG CAPITAL PRESERVATION FUND

                                   SERIES OF
                       AMERICAN INDEPENDENCE FUNDS TRUST

                              [NESTEGG FUNDS LOGO]

                                 PREMIUM CLASS

                     THE SECURITIES AND EXCHANGE COMMISSION
                   HAS NOT APPROVED OR DISAPPROVED THE SHARES
                   DESCRIBED IN THIS PROSPECTUS OR DETERMINED
                      WHETHER THIS PROSPECTUS IS ACCURATE
                     OR COMPLETE. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                        THE NOTICE OF PRIVACY POLICY AND
                       PRACTICES OF THE FUNDS IS INCLUDED
                        WITH THIS PROSPECTUS BUT IS NOT
                           CONSIDERED TO BE A PART OF
                                THE PROSPECTUS.

                               TABLE OF CONTENTS

                                                RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------------------------------

                                [SCALE ICON]
Carefully review this                               4  NestEgg 2010 Fund -- Investment Objectives and
important section, which                                 Principal Investment Strategies
summarizes each Fund's                              6  NestEgg 2020 Fund -- Investment Objectives and
investments, risks and fees.                             Principal Investment Strategies
                                                    7  NestEgg 2030 Fund -- Investment Objectives and
                                                         Principal Investment Strategies
                                                    8  NestEgg 2040 Fund -- Investment Objectives and
                                                         Principal Investment Strategies
                                                    9  NestEgg Capital Preservation Fund -- Investment
                                                         Objectives and Principal Investment Strategies
                                                   10  Principal Risk Factors
                                                   13  Performance Bar Charts and Tables

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

--------------------------------------------------------------------------------------------------------

                                [MONEY ICON]
Review this section for a                          21  NestEgg Funds
more detailed discussion of
each Fund's investment
objectives, strategies and
risks.

                                                FUND MANAGEMENT

--------------------------------------------------------------------------------------------------------

                                [GRAPH ICON]
Review this section for                            26  The Investment Adviser
details on the people and                          26  The Sub Investment Adviser
organizations who oversee                          26  The Distributor and Administrator
the Funds.

                                                SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------------------------------

                                [BOOK ICON]
Review this section for                            27  Pricing of Fund Shares
shareholder information                            28  Purchasing and Adding to Your Shares
details on how shares are                          31  Selling Your Shares
valued, how to purchase,                           32  General Policies on Selling Shares
sell and exchange shares and                       34  Distribution Arrangements/Sales Charges
payments of dividends and                          35  Distribution (12b-1) Fees
distributions.                                     35  Service Organization Fees
                                                   35  Dividends, Distributions and Taxes
                                                   36  Exchanging Your Shares
                                                   37  Market Timing Policies

                                                FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------

                                                   37  NestEgg Funds

                                                BACK COVER

--------------------------------------------------------------------------------------------------------

                                [FUND ICON]
                                                       Where to Learn More About the Funds

                                                [SCALE ICON]

                                               NESTEGG FUNDS

NESTEGG OVERVIEW

The NestEgg Funds (individually a "Fund", collectively the "Funds") offer investors comprehensive ASSET ALLOCATION investment strategies tailored to the time when they expect to begin withdrawing assets. Each NestEgg Fund invests in shares of unaffiliated mutual funds, including index funds, money market funds and exchange traded funds, representing broad classes of assets, namely stock, bonds and money market instruments, in proportions suggested by its own comprehensive asset allocation strategy which gradually becomes more conservative as the year in the Fund's name approaches. Because each Fund invests in mutual funds, collectively referred to in this prospectus as "underlying mutual funds", each is considered a "fund of funds". The term "we" is used throughout this prospectus to refer to either or both the Funds' investment adviser, INTRUST Financial Services, Inc. ("Adviser" or "INTRUST") and the Funds' sub investment adviser, La Jolla Economics ("Sub-Adviser").

* Prior to October 28, 2002, each Fund operated as a "feeder fund" in a "master feeder" investment structure.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]



                                               NESTEGG 2010 FUND

INVESTMENT OBJECTIVES

The NestEgg 2010 Fund seeks to maximize assets for retirement or other purposes, consistent with the QUANTITATIVELY MEASURED RISK that investors on average may be willing to accept given their investment TIME HORIZON of the year 2010. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.


PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2010 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.
Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and exchange traded funds ("ETFs"). Most of the INDEXES of the underlying equity mutual funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stocks. Other stock indexes of underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes of the underlying bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as Standard & Poor's Corporation (S&P) or Moody's Investor Service, Inc. (Moody's), corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

 QUANTITATIVELY MEASURED RISK gauges both the frequency and degree to which an asset class will perform below the long-term expected average.


 An investment's TIME HORIZON marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.


 INDEXES are composed of groups of securities chosen to represent an entire stock or bond market, or a major market segment. Indexes may include securities that meet objective criteria, such as country of origin, industry sector or company size. Including a security in an index means merely that it has satisfied the selection criteria. It implies no expectation about anticipated performance, good or bad.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]



                                               NESTEGG 2010 FUND
                                               PRINCIPAL INVESTMENT STRATEGY
                                               CONTINUED



In allocating among the underlying type of mutual funds for the NestEgg 2010 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2010 Fund is:


                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                       ----------------------   ---------------------------
                                       Equity Mutual Funds                35-50%
                                       Bond Mutual Funds                  45-65%
                                       Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2010 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2010 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a lesser degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG 2020 FUND

INVESTMENT OBJECTIVES

The NestEgg 2020 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2020. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2020 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Many of the indexes of the underlying stock funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other stock indexes of the underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes of the underlying bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among the type of underlying mutual funds for the NestEgg 2020 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2020 Fund is:


                                  UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                  ----------------------   ---------------------------
                                  Equity Mutual Funds                50-65%
                                  Bond Mutual Funds                  30-50%
                                  Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2020 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2020 Fund is subject to Investment Company Risk and Analytical Risk. To a moderate degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a less moderate degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG 2030 FUND

INVESTMENT OBJECTIVES

The NestEgg 2030 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2030. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2030 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Some of the indexes underlying the stock funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among the underlying type of mutual funds for the NestEgg 2030 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2030 Fund is:


                                  UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                  ----------------------   ---------------------------
                                  Equity Mutual Funds                65-80%
                                  Bond Mutual Funds                  15-30%
                                  Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2030 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2030 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. To a lesser degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG 2040 FUND

INVESTMENT OBJECTIVES

The NestEgg 2040 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2040. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2040 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among underlying mutual funds for the NestEgg 2040 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving which asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2040 Fund is:


                                  UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                  ----------------------   ---------------------------
                                  Equity Mutual Funds                80-95%
                                  Bond Mutual Funds                   0-15%
                                  Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2040 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2040 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. To a lesser degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]



                                               NESTEGG CAPITAL PRESERVATION FUND

INVESTMENT OBJECTIVES

The NestEgg Capital Preservation Fund is managed for investors seeking income and moderate long-term growth of capital. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg Capital Preservation Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Most of the indexes underlying the stock funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes of the underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among the type of underlying mutual funds for the NestEgg Capital Preservation Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg Capital Preservation Fund is:

                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION
                                       ----------------------   -----------------
                                       Equity Mutual Funds           20-40%
                                       Bond Mutual Funds             50-80%
                                       Money Market Funds             0-10%


PRINCIPAL RISKS

The NestEgg Capital Preservation Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a lesser degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS

PRINCIPAL RISK FACTORS

Each Fund has a different level of risk and the amount of risk is reflected in its name. The Funds with shorter time horizons (NestEgg Capital Preservation, NestEgg 2010, and NestEgg 2020) will tend to be less risky and have lower expected returns than the Funds with longer time horizons (NestEgg 2030 and NestEgg 2040).

The value of each NestEgg Fund's investments, and the value of your investments in a NestEgg Fund will fluctuate with market conditions. You may lose money on your investment in a NestEgg Fund, or the Fund could underperform other investments. Each of the NestEgg Funds presents each of the risk factors described below.

RISK DIFFERENCES AMONG FUNDS

The NestEgg Capital Preservation and the NestEgg 2010 Funds are currently subject to the highest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk and lowest levels of Stock Investment Risk and Foreign Investment Risk of all of the NestEgg Funds although they are not free of Stock Investment Risk altogether. The NestEgg 2020 Fund is currently subject to a significant level of Bond Investment Risk, Credit Risk and Interest Rate Risk, but less than the NestEgg Capital Preservation and NestEgg 2010 Funds. Likewise, the NestEgg 2020 Fund is currently subject to a significant level of Stock Investment Risk and Foreign Investment Risk but less than the NestEgg 2030 and 2040 Funds. The NestEgg 2030 and the NestEgg 2040 Funds currently have the highest levels of Stock Investment Risk and Foreign Investment Risk and the lowest levels of Bond Investment Risk, Credit Risk and Interest Rate Risk, although they are not free of Bond Investment Risk, Credit Risk and Interest Rate Risk altogether.

INVESTMENT COMPANIES

By investing in shares of investment companies each NestEgg Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore, you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying mutual funds. Because the Funds may invest in open-end funds, you may receive more taxable capital gains distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard Industry Code to be an "industry", the Fund "concentrates" (that is, it invests more than 25% of) its investments in a single industry.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               PRINCIPAL RISK FACTORS CONTINUED


STOCK INVESTMENT RISK

To the extent a NestEgg Fund is invested in stock index funds or stock ETFs, it will be subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. In addition, to the extent a NestEgg Fund invests in a growth stock or value stock index fund and/or an ETF, it will be subject to certain risks inherent in such investment styles. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market and their returns will trail those of other asset classes or the overall stock market. Investment growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

FOREIGN INVESTMENT RISK

Since the Fund's underlying mutual funds may invest in foreign securities, including emerging market investments, the Fund is subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

BOND INVESTMENT RISK

To the extent a NestEgg Fund invests in bond funds or bond ETFs, it is subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Bonds also face credit risk. Credit risk is the risk that the borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               PRINCIPAL RISK FACTORS CONTINUED


INTEREST RATE RISK

Interest rate risk is the chance that bond prices will decline over short or even long periods due to rising interest rates. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. An underlying mutual fund may also invest in mortgage-backed securities which are also subject to prepayment and extension risk. When interest rates decline, such mortgage-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, the underlying mutual fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

ANALYTICAL RISK

We use analytical techniques to anticipate and identify major market trends in order to restructure the Fund's underlying mutual funds. If the Adviser or Sub-Adviser incorrectly judges the anticipated performance of a particular asset class in the market, the Fund may lose opportunities for gains or it may experience losses.

NO TEMPORARY DEFENSIVE POSITIONS

We normally allocate a portion of each NestEgg Fund's assets to money market instruments, but we will not adopt "defensive positions." This means that we expect to remain invested in stocks and bonds even when market conditions might seem to suggest temporarily holding more assets in cash or money market instruments than usual.

An investment in the NestEgg Funds is not a bank deposit or obligation of INTRUST Bank N.A. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

WHICH NESTEGG FUND TO CONSIDER. In making your investment decision, you should keep in mind:

- Each NestEgg Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

- Each NestEgg Fund's time horizon is the decade that begins with the year in its name.

Based strictly on statistical considerations, then, you would want to invest in the NestEgg Fund corresponding to the decade when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five NestEgg Funds allow for that, too. If you are willing to assume greater risk, you might direct some or all of your assets to a NestEgg Fund with a longer time horizon. If you desire a more secure investment, and are willing to forego some potential returns, you might direct some or all of your assets to a NestEgg Fund with a shorter time horizon. The final choice is yours.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
   PERFORMANCE BAR CHARTS AND TABLES
   The bar charts and tables on the following pages show how the respective NestEgg Funds have performed from year to year. The performance shown in the bar charts and tables represents the performance of (1) the respective NestEgg Funds' Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds' Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares and (2) the respective NestEgg Funds' Premium Class for the period November 1, 2002 through December 31, 2003(a). Because the Premium Shares expenses are typically higher than the Service Class Shares' expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a "master-feeder" structure.

   The bar charts provide some indication of the risks of investing in the respective NestEgg Funds by showing changes in the Fund's performance from year to year. The performance table below each bar chart indicates risk by comparing the performance of the applicable NestEgg Fund to the performance over time to that of one or more widely recognized, unmanaged indices.

   Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after tax) does not indicate how the Fund will perform in the future.

    (a) In addition, actual NestEgg Fund performance reflects fee waivers; without such fee waivers performance would have been lower.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2010 FUND -- PREMIUM CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31(1)
   [BAR GRAPH]

2000                                                                             -0.33
2001                                                                             -2.04
2002                                                                             -8.47
2003                                                                             13.89
2004                                                                              0.00

                                                                   Best quarter:          Q2   2003     8.13%
                                                                   Worst quarter:         Q3   2002    -8.63%

   (1) These annual returns do not include sales charges. If the sales charges were reflected, the annual returns would be lower.

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004            ONE YEAR       (JANUARY 4, 1999)
                                                                      --------------------------------
     RETURN BEFORE TAXES(2)                                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES(2)              %                  %
    --------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                   %                  %
                                                                      --------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE AUSTRALASIA AND
      FAR EAST (MSCI EAFE) INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
    --------------------------------------------------------------------------------------------------


   (2) These returns reflect performance after sales charges and expenses are deducted.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2020 FUND -- PREMIUM CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31(1)

   [BAR GRAPH]

2000                                                                             -4.62
2001                                                                             -7.59
2002                                                                            -13.01
2003                                                                             18.72
2004                                                                              0.00

                                                                   Best quarter:          Q2   2003    10.29%
                                                                   Worst quarter:         Q3   2002   -11.86%

   (1) These annual returns do not include sales charges. If the sales charges were reflected, the annual returns would be lower.

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004            ONE YEAR       (JANUARY 4, 1999)
                                                                      --------------------------------
     RETURN BEFORE TAXES(2)                                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES(2)              %                  %
    --------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                   %                  %
                                                                      --------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
    --------------------------------------------------------------------------------------------------


   (2) These returns reflect performance after sales charges and expenses are deducted.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2030 FUND -- PREMIUM CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31(1)

   [BAR GRAPH]

2000                                                                             -6.72
2001                                                                            -11.18
2002                                                                            -16.29
2003                                                                             23.07
2004                                                                              0.00

                                                                   Best quarter:          Q4   1999    13.05%
                                                                   Worst quarter:         Q3   2002   -13.95%

   (1) These annual returns do not include sales charges. If the sales charges were reflected, the annual returns would be lower.

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004            ONE YEAR       (JANUARY 4, 1999)
                                                                      ---------------------------------
     RETURN BEFORE TAXES(2)                                                 %                   %
                                                                      ---------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 %                   %
                                                                      ---------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES(2)              %                   %
    ---------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                   %
                                                                      ---------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                   %                   %
                                                                      ---------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                   %
                                                                      ---------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                   %
    ---------------------------------------------------------------------------------------------------


   (2) These returns reflect performance after sales charges and expenses are deducted.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2040 FUND -- PREMIUM CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31(1)

   [BAR GRAPH]

2000                                                                            -10.70
2001                                                                            -14.52
2002                                                                            -19.39
2003                                                                             28.32
2004                                                                              0.00

                                                                   Best quarter:          Q4   1999    15.90%
                                                                   Worst quarter:         Q3   2002   -16.10%

   (1) These annual returns do not include sales charges. If the sales charges were reflected, the annual returns would be lower.

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004            ONE YEAR       (JANUARY 4, 1999)
                                                                      --------------------------------
     RETURN BEFORE TAXES(2)                                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES(2)              %                  %
    --------------------------------------------------------------------------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                   %                  %
                                                                      --------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
    --------------------------------------------------------------------------------------------------


   (2) These returns reflect performance after sales charges and expenses are deducted.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG CAPITAL PRESERVATION FUND -- PREMIUM CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31(1)
   [BAR CHART]

2000                                                                              3.34
2001                                                                              2.32
2002                                                                             -3.01
2003                                                                             11.01
2004                                                                              0.00

                                                                   Best quarter:          Q2   2003    6.33%
                                                                   Worst quarter:         Q3   2002   -4.55%

   (1) These annual returns do not include sales charges. If the sales charges were reflected, the annual returns would be lower.

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004            ONE YEAR       (JANUARY 4, 1999)
                                                                      --------------------------------
     RETURN BEFORE TAXES(2)                                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS(2)                                 %                  %
                                                                      --------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES(2)              %                  %
    --------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   %                  %
                                                                      --------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                   %                  %
    --------------------------------------------------------------------------------------------------


   (2) These returns reflect performance after sales charges and expenses are deducted.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [SCALE ICON]



                                               NESTEGG FUNDS
                                               CONTINUED

As an investor in each NestEgg Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. In addition to bearing the expenses incurred by the NestEgg Funds, you will indirectly bear a proportionate share of the expenses of the underlying mutual funds, including management fees.

                                               FEES AND EXPENSES
                                               PREMIUM SHARES


                                                                                       CAPITAL
       SHAREHOLDER TRANSACTION EXPENSES             2010     2020     2030     2040   PRESERVATION
       (FEES PAID BY YOU DIRECTLY)

       Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price)               1.50%    1.50%    1.50%    1.50%      1.50%
       -------------------------------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES
       (FEES PAID FROM FUND ASSETS)

       Management fee(1)                           0.70%    0.70%    0.70%    0.70%      0.70%
       -------------------------------------------------------------------------------------------
       Distribution (12b-1) fee                    0.75%    0.75%    0.75%    0.75%      0.75%
       -------------------------------------------------------------------------------------------
       Service Organization fee                    0.25%    0.25%    0.25%    0.25%      0.25%
       -------------------------------------------------------------------------------------------
       Other expenses(2)                               %        %        %        %          %
       -------------------------------------------------------------------------------------------
       Total Fund Operating expenses(1)                %        %        %        %          %
       -------------------------------------------------------------------------------------------
       Fee Waiver/Expense Reimbursement                %        %        %        %          %
       -------------------------------------------------------------------------------------------
       Net Expenses(1)                             1.55%    1.55%    1.55%    1.55%      1.55%
       -------------------------------------------------------------------------------------------



   (1) Includes sub-advisory fee. At least until March 1, 2006, a portion of the management fees and 12b-1 fees are being waived and certain expenses of the Funds are being reimbursed to the extent necessary to limit total operating expenses to 1.55% for Premium Shares.



   (2) "Other expenses" are based upon estimates for the fiscal year ending October 31, 2005.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   Use the table below to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of each period

     - no changes in each NestEgg Fund's operating expenses except the expiration of the current contractual fee waivers on March 1, 2006.


   Because this example is hypothetical and for comparison only, your actual costs will be different.

   EXPENSE EXAMPLE


                                                        1       3         5       10
      NESTEGG FUNDS                                   YEAR   YEARS    YEARS    YEARS
      ------------------------------------------------------------------------------
      PREMIUM SHARES                 2010             $      $       $        $
                                     2020             $      $       $        $
                                     2030             $      $       $        $
                                     2040             $      $       $        $
                             CAPITAL PRESERVATION     $      $       $        $
      ------------------------------------------------------------------------------

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [MONEY ICON]



                                                NESTEGG FUNDS
   THE NESTEGG GOAL
   The NestEgg Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. We attempt to manage the investment risk in each NestEgg Fund for investors whose time horizons correspond to the particular NestEgg Fund's name: NestEgg Capital Preservation for investors who are seeking income and moderate long-term growth of capital; and NestEgg 2040 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. Each Fund's investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

   PRINCIPAL INVESTMENTS

   The NestEgg Funds may invest in underlying funds representing all the following widely recognized asset classes:

      - money market instruments
      - bonds
      - stocks of the largest US companies
      - stocks of all other publicly traded US corporations
      - stocks that trade outside the United States
      - mortgage related securities

   Within stocks and bonds are sub-categories of securities:

      - US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.
      - US stocks can be divided according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.
      - Utilities -- closely regulated power generating companies -- are generally mid-size, but their performance has differed enough from other mid-cap stocks to warrant a distinct grouping.
      - Micro-cap stocks -- the smallest 5% of publicly traded companies -- constitute their own grouping apart from the rest of the small-cap universe.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [MONEY ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   EXAMPLE OF UNDERLYING MUTUAL FUNDS

     INDEX FUNDS                                                EXCHANGE TRADED FUND (ETF)
     Equity Index Fund:                                         Equity ETF:
     Vanguard Institutional Index                               IShares S&P 500 Index
     Vanguard Value Index                                       IShares S&P 500 Growth Index
     Vanguard Growth Index                                      IShares S&P 400 Value Index
     Vanguard MidCap Index Fund                                 IShares S&P 400 Growth Index
     Vanguard Small Cap Index Fund                              IShares Russell 2000 Index
     Vanguard Small Cap Value Index Fund                        IShares Russell 2000 Value Index
     Vanguard Small Cap Growth Index                            IShares Russell 2000 Growth Index
                                                                IShares EAFE Index
    ---------------------------------------------------------------------------------------------------------------
     Bond Index Fund:
     Vanguard Total Bond Market Fund
    ---------------------------------------------------------------------------------------------------------------

   Two general rules of investing shape the NestEgg Funds' strategies:

      - The greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outgained bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

      - Investors with longer time horizons have greater risk tolerance because their investments have more time to recoup any losses.

   We take more risks in the NestEgg Funds with longer time horizons. This assumption of greater risks is linked with these Funds' pursuit of greater returns. As each NestEgg Fund approaches its time horizon, and its investors have less time to recover from market declines, we systematically reduce the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your NestEgg investment as the time nears for you to begin drawing on it.

   We do not limit our analysis to long-term trends, however. We also take into account current market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk outweighs its expected returns, we will not allocate as much of the NestEgg Fund's assets to it as we otherwise might. Conversely, we may reduce a NestEgg Fund's allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen to the point that potential for further gains appears limited.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [MONEY ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   ASSET ALLOCATION STRATEGIES
   INTRUST allocates each NestEgg Fund's assets across investment groups in accordance with information provided by La Jolla Economics. La Jolla Economics conducts ongoing research to ensure that we are keeping pace with the world's constantly changing financial markets. INTRUST identifies and selects the underlying mutual funds which best represent the asset classes targeted by La Jolla Economics. Set forth below is a chart showing each Fund's target allocation range for the asset class represented by underlying index funds and ETFs.

         FUND AND INVESTMENT OBJECTIVE*            FUND OF FUNDS INVESTMENT OPTIONS      TARGET ALLOCATION**
     NESTEGG 2010 FUND is managed for              Equity Index Funds or ETFs            35-50%
        investors planning to retire (or           Bond Index Funds or ETFs              45-65%
        begin to withdraw substantial              Money Market Funds                    0-10%
        portions of their investment)
        approximately in the year 2010.
     NESTEGG 2020 FUND is managed for              Equity Index Funds or ETFs            50-65%
        investors planning to retire (or           Bond Index Funds or ETFs              30-50%
        begin to withdraw substantial              Money Market Funds                    0-10%
        portions of their investment)
        approximately in the year 2020.
     NESTEGG 2030 FUND is managed for              Equity Index Funds or ETFs            65-80%
        investors planning to retire (or           Bond Index Funds or ETFs              15-30%
        begin to withdraw substantial              Money Market Funds                    0-10%
        portions of their investment)
        approximately in the year 2030.
     NESTEGG 2040 FUND is managed for              Equity Index Funds or ETFs            80-95%
        investors planning to retire (or           Bond Index Funds or ETFs              0-15%
        begin to withdraw substantial              Money Market Funds                    0-10%
        portions of their investment)
        approximately in the year 2040.
     NESTEGG CAPITAL PRESERVATION FUND is          Equity Index Funds or ETFs            20-40%
        managed for investors planning to          Bond Index Funds or ETFs              50-80%
        retire (or begin to withdraw               Money Market Funds                    0-10%
        substantial portions of their
        investment) in the near future.
    --------------------------------------------------------------------------------------------------------

    * Each Fund seeks to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

   ** Represents range based on current assessment of markets and will adjust conservatively as the time horizon is approached. The actual allocation may be greater or lesser over time. Additionally, during re-allocation of assets, the Fund may be outside the target allocation range temporarily while trades are pending settlement.

   As discussed under the "Risk/Return Summary," to the extent a Fund emphasizes equity investments, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a Fund emphasizes bond investments, it presents a higher degree of Bond Investment Risk. The following section further discusses risks.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [MONEY ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   RISKS OF INVESTING IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS

   Because each underlying mutual fund invests in certain asset classes and/or specific investment style, such as growth stocks or value stocks, the risks associated with that asset class or investment style will affect the underlying mutual fund and the Fund in proportion to the percentage of the Fund's assets invested in that underlying fund. These risks include, as previously described, stock investment risk, foreign investment risk, bond investment risk, credit risk, interest rate risk and analytical risk. In addition, each Fund concentrates its investments in shares of other investment companies (mutual funds) consistent with its objective. Investment companies as an industry may be subject to market and economic factors not associated with other industries and therefore cause the Fund to be more prone to the risks associated with that industry.

   Index funds employ a passive management approach, which is expected to result in performance that is approximately the same as that of the index. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. By investing in underlying mutual funds, each Fund would indirectly pay a portion of the operating, management and other expenses of each mutual fund. In addition, each Fund would have to absorb any distributions paid by the underlying mutual funds. While many of the underlying mutual funds have relatively high minimum investment amounts or are available only to institutional investors, the Funds' shareholders may be able to invest directly in the underlying funds and may pay less cost than owning shares of the Funds.

   ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [MONEY ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

     - "Qubes" (QQQ), which are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

   ETFs and index funds can experience many of the same risks associated with individual securities. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. Stock ETFs and Index Funds that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a mutual fund can generate brokerage expenses.

    ADDITIONAL RISKS TO THE           Besides the general risks described above under Principal
      FUNDS                           Risk Factors, the NestEgg Funds face additional risks
                                      discussed below. For a further discussion of NestEgg Fund
                                      risks, please refer to the Funds' Statement of Additional
                                      Information (SAI), which is incorporated by reference and is available free of charge by calling 1-800-272-2715.

                                      Derivatives. Index futures contracts and options on index
                                      futures contracts are generally considered
                                      derivatives -- they derive their value from the prices of
                                      the indexes. Compared to conventional securities,
                                      derivatives can be more sensitive to changes in interest
                                      rates or to sudden fluctuations in market prices. The Funds offset this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the
                                      potential volatility of their derivative investments, as
                                      required by the Securities and Exchange Commission.

  FUND MANAGEMENT

                 [GRAPH ICON]

                            THE INVESTMENT ADVISER


   INTRUST Financial Services, Inc., 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. INTRUST is a wholly owned subsidiary of INTRUST Bank, N.A. INTRUST Bank is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2004, total assets under management were approximately $2.5 billion. INTRUST continuously reviews and supervises, and is responsible for, the Funds' investment program.


   The NestEgg Funds pay advisory fees as follows:


                                                   PERCENTAGE OF
                                                AVERAGE NET ASSETS
                                          ------------------------------
     NestEgg Capital Preservation Fund                      %*
                                          ------------------------------
     NestEgg 2010 Fund                                      %*
                                          ------------------------------
     NestEgg 2020 Fund                                      %*
                                          ------------------------------
     NestEgg 2030 Fund                                      %*
                                          ------------------------------
     NestEgg 2040 Fund                                      %*
    ---------------------------------------------------------------------



   * Contractual fees (without waivers) for each NestEgg Fund is 0.70% (including fees of 0.02% to the Sub-Adviser). INTRUST has agreed to contractually to waive its advisory fee at least until March 1, 2006.



   Thomas S. Gangel, President of INTRUST, is responsible for the investment management oversight for INTRUST in its role as adviser to the NestEgg Funds. Mr. Gangel has over 16 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management. INTRUST discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. Prior to his employment with INTRUST Bank N.A. in 1997, Mr. Gangel served as a Director with First Asset Management from February, 1996 to June, 1997. From July 1995 to February of 1996, Mr. Gangel was Vice President with the FirstTier Bank.



                            THE SUB INVESTMENT ADVISER



   La Jolla Economics, 7608 La Jolla Boulevard, La Jolla, CA is a registered investment adviser and, since 1997, has provided investment management, advisory, administrative and asset management consulting to institutional and corporate investors.


                            THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services is the Funds' Distributor and Administrator. Its address is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the NASD.

   The SAI has more detailed information about the Investment Adviser and other service providers.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                PRICING OF FUND SHARES
   ---------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of
   the Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:

              NAV =
   Total Assets - Liabilities
   ------------------------------
        Number of Shares
           Outstanding

   The NAV is calculated
   separately for each class

   of shares.

NESTEGG FUNDS

Per share net asset value (NAV) for each NestEgg Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Share prices may fluctuate on days when purchases and sales cannot take place.
Your order for purchase, sale or exchange of shares is priced at the next NAV calculated as noted in the section "Distribution Arrangements/Sales Charges", after your order is accepted by the Fund less the applicable sales charges.
Each Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be valued at fair value as determined in good faith by or at the direction of the Funds' Board of Trustees.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                PURCHASING AND ADDING TO YOUR SHARES

                                                                                 MINIMUM       MINIMUM
                                                                                 INITIAL      SUBSEQUENT
                                                           ACCOUNT TYPE         INVESTMENT    INVESTMENT
                                                   Regular (non-retirement)       $1,000         $50
                                                   -----------------------------------------------------
                                                   Retirement (IRA)               $  250         $50
                                                   -----------------------------------------------------
                                                   Automatic Investment Plan      $1,000         $50

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

                                     A Fund may waive its minimum purchase
                                     requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Customer Identification Program" at the end of this section and "Market Timing Policies" section.

                                     * Certain broker-dealers and other
                                     financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.
You may purchase Funds
   through the Funds'
   Distributor or through
   banks, brokers and other
   investment
   representatives, which
   may charge additional
   fees and may require
   higher minimum
   investments or impose
   other limitations on
   buying and selling
   shares.* If you purchase
   shares through an
   investment
   representative, that
   party is responsible for
   transmitting orders by
   close of business and
   may have an earlier
   cut-off time for
   purchase and sale
   requests. Consult your
   investment
   representative or
   institution for specific
   information.

   -----------------------------------------------------------------------------

   AVOID BACKUP TAX WITHHOLDING

   The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------
 28

  SHAREHOLDER INFORMATION

                         [B0OK ICON]



                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or bank draft payable to "American Independence Funds Trust."

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

   Subsequent Investments:

   1. Use the investment slip attached to your account statement.
      Or, if unavailable,

   2. Include the following information on a piece of paper:
      - Fund name
      - Premium Class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: American Independence Funds Trust,
      P.O. Box 182498, Columbus, OH 43219-2498.

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.
   3. Send to: American Independence Funds,
      c/o BISYS Fund Services,
      Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call
   (800) 272-2715. Your account can generally be set up for electronic purchases within 15 days.

   Call (888) 266-8787 to arrange a transfer from your bank account.

                                                     ELECTRONIC VS. WIRE
                                                     TRANSFER

                                                     Wire transfers allow
                                                     financial institutions to
                                                     send funds to each other,
                                                     almost instantaneously.
                                                     With an electronic
                                                     purchase or sale, the
                                                     transaction is made
                                                     through the Automated
                                                     Clearing House (ACH) and
                                                     may take up to eight days
                                                     to clear. There is
                                                     generally no fee for ACH
                                                     transactions.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   Please phone the Funds at (800) 272-2715 for instructions on opening an account or purchasing additional shares by wire transfer.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

     - Your bank name, address and account number
     - The amount you wish to invest automatically (minimum $50)
     - When you want to invest (on either the fifth or twentieth day of each month)
     - Attach a voided personal check.

   CUSTOMER IDENTIFICATION PROGRAM

   Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION

                         [BOOK ICON]



                                SELLING YOUR SHARES

   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares
   at any time. Your sales
   price will be the next NAV
   after your sell order is
   received by the Fund, its
   transfer agent, or your
   investment representative.
   Your investment
   representative is
   responsible for
   transmitting sell orders
   by close of business and
   may have an earlier
   cut-off time for sell
   requests. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General
   Policies on Selling
   Shares" below.
                                   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                   As a mutual fund shareholder, you are
                                   technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   BY TELEPHONE

   (unless you have declined telephone sales privileges)

     1. Call (800) 272-2715 with instructions as to how you wish to receive your funds (mail, wire, and electronic transfer).

   BY MAIL
    1. Call (800) 272-2715 to request redemption forms or write a letter of instruction indicating:
       - your Fund and account number
       - amount you wish to redeem
       - address where your check should be sent
       - account owner signature

    2. Mail to: American Independence Funds, P.O. Box 182498 Columbus, OH 43218-2499

   BY OVERNIGHT SERVICE
     See instruction 1 above.
     2. Send to: American Independence Funds, c/o BISYS Fund Services, Attn:
        T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER
   You must indicate this option on your application.

   Call (800) 272-2715 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   Note: Your financial institution may charge a separate fee.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                SELLING YOUR SHARES
                                CONTINUED
   ELECTRONIC REDEMPTION

   Call (800) 272-2715 to request an electronic redemption.
   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   If you call by 4 p.m. Eastern time, the NAV of your shares will be determined on the same day and the proceeds credited within 7 days.

   Your bank may charge for this service.

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:

   - Make sure you've checked the appropriate box on the Account Application. Or call (800) 272-2715.
   - Include a voided personal check.
   - Your account must have a value of $10,000 or more to start withdrawals.
   - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

                                GENERAL POLICIES ON SELLING SHARES


   TRANSACTIONS THROUGH INTERMEDIARIES



   Certain broker-dealers and other financial intermediaries are authorized to accept sales orders on behalf of the Funds at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These intermediaries are responsible for transmitting requests on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.


   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts (IRAs).

   2. Redemption requests requiring a signature guarantee, which include each of the following.

   - Your account registration or the name(s) in your account has changed within the last 10 business days

   - The check is not being mailed to the address on your account

   - The check is not being made payable to the owners of the account

   - The redemption proceeds are being transferred to another Fund account with a different registration.

   - The redemption proceeds are being wired to bank instructions not currently on your account.



   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                GENERAL POLICIES ON SELLING SHARES
                                CONTINUED

   TELEPHONE REDEMPTIONS
   The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

   REDEMPTION WITHIN 15 BUSINESS DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer's identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

   POSTPONEMENT OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500 due to redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in the Premium Class offered by the Funds and ways to qualify for sales charge waivers.*


    TYPES OF CHARGES                                      PREMIUM SHARES
     Sales Charge (Load)                                  1.50%**
    -----------------------------------------------------------------------------------------------------------
                                                          Subject to annual distribution fees of up to 0.75% of
     Distribution and Service (12b-1) Fee                 the Fund's average daily net assets.
    -----------------------------------------------------------------------------------------------------------
     Fund Expenses                                        Higher annual expenses than Service Shares.
    -----------------------------------------------------------------------------------------------------------


    * The Funds also offer Service Class Shares which are offered by means of a separate prospectus.


   ** Amounts paid as commissions to financial intermediaries are disclosed in the SAI.


   CALCULATION OF SALES CHARGES
   Premium Class shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. There is no sales charge on reinvested dividends and distributions.

   SALES CHARGE WAIVERS
   The following qualify for waivers of sales charges applicable to Premium Class shares:

   - Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

   - Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

   - Investors for whom INTRUST Bank or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

   - Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

   - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, a 457 plan or other defined contribution plan, which by its terms permits the purchases of Shares;

   - Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

   -----------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE

   If you have sold shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.
   -----------------------------------------------------------------------------
 34

  SHAREHOLDER INFORMATION

                         [BOOK ICON]

                                DISTRIBUTION (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.


   Premium Class shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of a Fund. The Distributor has contractually agreed to waive 0.20% of the fee at least until March 1, 2006.


   Over time shareholders will pay more than the equivalent of other types of sales charges because the 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

                                SERVICE ORGANIZATION FEES
   Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these channels. Shareholders may pay a service organization fee of up to 0.25% of the daily net assets of each Fund for services such as record keeping, communication with and education of shareholders, and asset allocation services.

                                DIVIDENDS, DISTRIBUTIONS AND TAXES
   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the NestEgg Funds are paid quarterly. Capital gains are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares, like a redemption of shares, is considered a sale, and any related gains may subject to applicable taxes.

   Dividends are taxable as ordinary income. Taxation on capital gains will vary with the length of time the Fund has held the security -- not how long the shareholder has been in the Fund.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

   You will be notified in January each year about the federal tax status of distributions made by the Fund, Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

  SHAREHOLDER INFORMATION

                         [BOOK ICON]



                                EXCHANGING YOUR SHARES
   Shares of any NestEgg Fund in
   the Trust may be exchanged for
   shares of the same class in
   any other NestEgg Fund or the
   Money Market Fund in the
   Trust. You must meet the
   minimum investment
   requirements for the Fund into
   which you are exchanging.
   Exchanges from one Fund to
   another are taxable.
   NOTES ON EXCHANGES
   - The registration and tax
     identification numbers of
     the two accounts must be
     identical.

   - The Exchange Privilege may
     be changed or eliminated at
     any time upon a 60-day
     notice to shareholders.

   - No transaction fees are
     charged for exchanges.

   - You can exchange shares for
     shares of the Money Market
     Fund, a series of American
     Independence Funds Trust;
     however, if your exchange
     originated from the Money
     Market Fund, you must pay
     the sales charge when you
     exchange your shares for
     NestEgg Funds' shares. Be
     sure to request and read
     carefully the Money Market
     Fund prospectus before you
     exchange your NestEgg
     shares.
                                            INSTRUCTIONS FOR EXCHANGING SHARES

                                            Exchanges may be made by sending a
                                            written request to American
                                            Independence Funds, P.O. Box 182498,
                                            Columbus OH 43218-2499, or by
                                            calling (800) 272-2715. Please
                                            provide the following information:


                                             - Your name and telephone number

                                             - The exact name on your account
                                               and account number

                                             - Taxpayer identification number
                                               (usually your Social Security
                                               number)

                                             - Dollar value or number of shares
                                               to be exchanged

                                             - The name of the Fund from which
                                               the exchange is to be made

                                             - The name of the Fund into which
                                               the exchange is being made.

                                            See "Selling Your Shares" for
                                            important information about
                                            telephone transactions.


                                MARKET TIMING POLICIES



    The Funds are not designed for market timing strategies. IF YOU INTEND TO ENGAGE IN MARKET TIMING, DO NOT INVEST IN SHARES OF THE FUNDS. The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and/or exchange of Fund shares. Frequent purchases, and the subsequent redemptions, or exchanges may cause a Fund to be unable to invest effectively in accordance with its objectives and policies. Such a trading practice may also cause dilution in value of a Fund's shares held by long-term shareholders and may increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies:


     - exchange activity may be limited to five exchanges within a one year period with no more than three exchanges in a calendar quarter;

     - each Fund may refuse any purchase or exchange request for Fund shares if management determines that such request could adversely affect the Fund's NAV, including as a result of the shareholder's excessive trading (to be determined at management's discretion); and

     - each Fund may, after prior warning and notification, close an account due to excessive trading.


    The Funds' ability to monitor trades placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and fee-based programs is limited, and the Funds may not be able to detect market timing activities by such underlying shareholders.

                      (This page intentionally left blank)

  FINANCIAL HIGHLIGHTS

          [FUND ICON]

   The financial highlights tables are intended to help you understand each Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the NestEgg Funds' Premium Class Shares have been audited by KPMG LLP, whose report, along with the Funds' financial statements are included in the NestEgg Funds' Annual Report.


                                                               PREMIUM SHARES -- NET EGG FUNDS
                                                            --------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                            --------------------------------------
                                                                2010 FUND            2020 FUND
                                                            -----------------    -----------------
                                                            2003(a)     2004     2003(a)     2004
                                                            -------    ------    -------    ------
    NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 8.96               $ 8.25
                                                            ------     ------    ------     ------
    INVESTMENT ACTIVITIES:
      Net investment income...............................    0.25                 0.20
      Net realized and unrealized gains on investments....    0.79                 1.02
                                                            ------     ------    ------     ------
         Total from Investment Activities.................    1.04                 1.22
                                                            ------     ------    ------     ------
    DISTRIBUTIONS:
      Net investment income...............................   (0.21)               (0.17)
                                                            ------     ------    ------     ------
         Total Distributions..............................   (0.21)               (0.17)
                                                            ------     ------    ------     ------
    NET ASSET VALUE, END OF PERIOD........................  $ 9.79               $ 9.30
                                                            ======     ======    ======     ======
    TOTAL RETURN
      (EXCLUDES SALES CHARGE).............................   11.84%               15.12%
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (000's).....................  $   78               $   81
    Ratios to average net assets:
      Expenses............................................    1.55%(b)             1.46%(b)
      Net investment income...............................    1.27%                0.78%
      Expenses*...........................................    2.24%                2.21%
    Portfolio turnover rate...............................      48%                  67%


   ------------------

    * During the period certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

   (a) The Funds began offering the Premium Shares on November 1, 2002.

   (b) Does not include expenses of the investment companies in which the fund invests.

  FINANCIAL HIGHLIGHTS

          [FUND ICON]


                                                                          PREMIUM SHARES -- NET EGG FUNDS
                                                       ---------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                       ---------------------------------------------------------------------
                                                                                                       CAPITAL PRESERVATION
                                                            2030 FUND               2040 FUND                  FUND
                                                       -------------------     -------------------     ---------------------
                                                       2003(a)      2004       2003(a)      2004       2003(a)        2004
                                                       -------     -------     -------     -------     --------     --------
    NET ASSET VALUE, BEGINNING OF PERIOD               $7.84                   $7.38                   $  9.47
                                                       -------     -------     -------     -------     -------      -------

    INVESTMENT ACTIVITIES:
     Net investment income                              0.15                   (0.01)                     0.25
     Net realized and unrealized gains on investments   1.26                    1.61                      0.64
                                                       -------     -------     -------     -------     -------      -------
      Total from Investment Activities                  1.41                    1.60                      0.89
                                                       -------     -------     -------     -------     -------      -------
    DISTRIBUTIONS:
     Net investment income                             (0.14)                  (0.12)                    (0.24)
                                                       -------     -------     -------     -------     -------      -------
      Total Distributions                              (0.14)                  (0.12)                    (0.24)
                                                       -------     -------     -------     -------     -------      -------
    NET ASSET VALUE, END OF PERIOD                     $9.11                   $8.86                   $ 10.12
                                                       =======     =======     =======     =======     =======      =======
    TOTAL RETURN
     (EXCLUDES SALES CHARGE)                           18.27%                  22.06%                     9.58%

    RATIOS/SUPPLEMENTAL DATA:

    Net Assets, end of period (000's)                  $ 104                   $  16                   $    20

    Ratios to average net assets:
     Expenses                                           1.55%(b)                1.55%(b)                  1.55%(b)
     Net investment income                              0.27%                  (0.18%)                    1.47%
     Expenses*                                          2.36%                   2.39%                     2.54%

    Portfolio turnover rate                               77%                     91%                       53%

  AMERICAN INDEPENDENCE FUNDS


                                               AMERICAN INDEPENDENCE FUNDS
                                               NOTICE OF PRIVACY POLICY &
                                               PRACTICES

   American Independence Funds recognizes and respects the privacy concerns and expectations of our customers(1).

   We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with American Independence Funds.

    COLLECTION OF CUSTOMER            We collect nonpublic personal information about our customers
      INFORMATION                     from the following sources:
                                      -    Account Applications and other forms, which may include a
                                           customer's name, address, social security number, and
                                           information about a customer's investment goals and risk
                                           tolerance;
                                      -    Account History, including information about the
                                           transactions and balances in a customer's accounts; and
                                      -    Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service
                                           providers to American Independence Funds.
    DISCLOSURE OF CUSTOMER            We may disclose all of the information described above to certain
      INFORMATION                     third parties who are not affiliated with American Independence
                                      Funds under one or more of these circumstances:
                                      -    As Authorized -- if you request or authorize the disclosure of the information.
                                      -    As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the
                                           American Independence Funds is permitted and is essential
                                           for us to provide shareholders with necessary or useful
                                           services with respect to their accounts.
                                      -    Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint
                                           marketing agreements.
    SECURITY OF CUSTOMER              We require service providers to the American Independence Funds:
    INFORMATION                       -    to maintain policies and procedures designed to assure only appropriate access to, and use of information about
                                           customers of the American Independence Funds; and
                                      -    to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public
                                           personal information of customers of the American
                                           Independence Funds.

   We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

   ---------------

   (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

                        This is not part of the Prospectus.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders, when available, contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                            AMERICAN INDEPENDENCE FUNDS
                            TRUST -- NESTEGG FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: (800) 272-2715

You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

- Free from the Commission's Website at www.sec.gov.

Investment Company Act file no. 811-7505.

   INVESTMENT ADVISER

   INTRUST FINANCIAL SERVICES, INC. ("INTRUST")

   SUB INVESTMENT ADVISER
   LA JOLLA ECONOMICS

                                    QUESTIONS?
                            Call 1-888-266-8787 or your
                            investment representative.

                                 NESTEGG FUNDS

                                   PROSPECTUS

                                 MARCH 1, 2005


                               NESTEGG 2010 FUND
                               NESTEGG 2020 FUND
                               NESTEGG 2030 FUND
                               NESTEGG 2040 FUND
                       NESTEGG CAPITAL PRESERVATION FUND

                                   SERIES OF
                       AMERICAN INDEPENDENCE FUNDS TRUST

                              [NESTEGG FUNDS LOGO]

                                 SERVICE CLASS
                     THE SECURITIES AND EXCHANGE COMMISSION
                   HAS NOT APPROVED OR DISAPPROVED THE SHARES
                   DESCRIBED IN THIS PROSPECTUS OR DETERMINED
                      WHETHER THIS PROSPECTUS IS ACCURATE
                     OR COMPLETE. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                        THE NOTICE OF PRIVACY POLICY AND
                       PRACTICES OF THE FUNDS IS INCLUDED
                        WITH THIS PROSPECTUS BUT IS NOT
                           CONSIDERED TO BE A PART OF
                                THE PROSPECTUS.

                                                              TABLE OF CONTENTS


                                                RISK/RETURN SUMMARY AND FUND EXPENSES

                                   [ICON]
Carefully review this                               4  NestEgg 2010 Fund -- Investment Objectives and
important section, which                                 Principal Investment Strategies
summarizes each Fund's                              6  NestEgg 2020 Fund -- Investment Objectives and
investments, risks and fees.                             Principal Investment Strategies
                                                    7  NestEgg 2030 Fund -- Investment Objectives and
                                                         Principal Investment Strategies
                                                    8  NestEgg 2040 Fund -- Investment Objectives and
                                                         Principal Investment Strategies
                                                    9  NestEgg Capital Preservation Fund -- Investment
                                                         Objectives and Principal Investment Strategies
                                                   10  Principal Risk Factors
                                                   13  Performance Bar Charts and Tables

                                                INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                   [ICON]
Review this section for a                          21  NestEgg Funds
more detailed discussion of
each Fund's investment
objectives, strategies and
risks.

                                                FUND MANAGEMENT

                                   [ICON]
Review this section for                            26  The Investment Adviser
details on the people and                          26  The Sub Investment Adviser
organizations who oversee                          26  The Distributor and Administrator
the Funds.

                                                SHAREHOLDER INFORMATION

                                   [ICON]
Review this section for                            27  Pricing of Fund Shares
shareholder information                            28  Purchasing and Adding to Your Shares
details on how shares are                          31  Selling Your Shares
valued, how to purchase,                           32  General Policies on Selling Shares
sell and exchange shares and                       34  Distribution (12b-1) Fees
payments of dividends and                          34  Service Organization Fees
distributions.                                     34  Dividends, Distributions and Taxes
                                                   35  Exchanging Your Shares
                                                   36  Market Timing Policies

                                                FINANCIAL HIGHLIGHTS

                                   [ICON]
                                                   37  NestEgg Funds

                                                BACK COVER

                                   [ICON]
                                                       Where to Learn More About the Funds

                                                [ICON]

NESTEGG FUNDS

NESTEGG OVERVIEW

The NestEgg Funds (individually a "Fund", collectively the "Funds") offer investors comprehensive ASSET ALLOCATION investment strategies tailored to the time when they expect to begin withdrawing assets. Each NestEgg Fund invests in shares of unaffiliated mutual funds, including index funds, money market funds and exchange traded funds, representing broad classes of assets, namely stock, bonds and money market instruments, in proportions suggested by its own comprehensive asset allocation strategy which gradually becomes more conservative as the year in the Fund's name approaches. Because each Fund invests in mutual funds, collectively referred to in this prospectus as "underlying mutual funds", each is considered a "fund of funds". The term "we" is used throughout this prospectus to refer to either or both the Funds' investment adviser, INTRUST Financial Services, Inc. ("Adviser" or "INTRUST") and the Funds' sub investment adviser, La Jolla Economics ("Sub-Adviser").

* Prior to October 28, 2002, each Fund operated as a "feeder fund" in a "master feeder" investment structure.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



 QUANTITATIVELY MEASURED RISK gauges both the frequency and degree to which an asset class will perform below the long-term expected average.




 An investment's TIME HORIZON marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.


 INDEXES are composed of groups of securities chosen to represent an entire stock or bond market, or a major market segment. Indexes may include securities that meet objective criteria, such as country of origin, industry sector or company size. Including a security in an index means merely that it has satisfied the selection criteria. It implies no expectation about anticipated performance, good or bad.

NESTEGG 2010 FUND

INVESTMENT OBJECTIVES

The NestEgg 2010 Fund seeks to maximize assets for retirement or other purposes, consistent with the QUANTITATIVELY MEASURED RISK that investors on average may be willing to accept given their investment TIME HORIZON of the year 2010. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.


PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2010 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.
Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and exchange traded funds ("ETFs"). Most of the INDEXES of the underlying equity mutual funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other stock indexes of the underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes of the underlying bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as Standard & Poor's Corporation (S&P) or Moody's Investor Service, Inc. (Moody's), corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]



NESTEGG 2010 FUND

PRINCIPAL INVESTMENT STRATEGIES CONTINUED




In allocating among the underlying type of mutual funds for the NestEgg 2010 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2010 Fund is:


                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                       ----------------------   ---------------------------
                                       Equity Mutual Funds                35-50%
                                       Bond Mutual Funds                  45-65%
                                       Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2010 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2010 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a lesser degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

NESTEGG 2020 FUND

INVESTMENT OBJECTIVES

The NestEgg 2020 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2020. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2020 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Many of the indexes of the underlying stock funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other stock indexes of the underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. These indexes of the underlying bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among the type of underlying mutual funds for the NestEgg 2020 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2020 Fund is:


                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                       ----------------------   ---------------------------
                                       Equity Mutual Funds                50-65%
                                       Bond Mutual Funds                  30-50%
                                       Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2020 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2020 Fund is subject to Investment Company Risk and Analytical Risk. To a moderate degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a less moderate degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

NESTEGG 2030 FUND

INVESTMENT OBJECTIVES

The NestEgg 2030 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2030. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2030 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Some of the indexes underlying the stock funds are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among the underlying type of mutual funds for the NestEgg 2030 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2030 Fund is:


                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                       ----------------------   ---------------------------
                                       Equity Mutual Funds                65-80%
                                       Bond Mutual Funds                  15-30%
                                       Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2030 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2030 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. To a lesser degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

NESTEGG 2040 FUND

INVESTMENT OBJECTIVES

The NestEgg 2040 Fund seeks to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon of the year 2040. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg 2040 Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among underlying mutual funds for the NestEgg 2040 Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving which asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg 2040 Fund is:


                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION-YEAR 2005
                                       ----------------------   ---------------------------
                                       Equity Mutual Funds                80-95%
                                       Bond Mutual Funds                   0-15%
                                       Money Market Funds                  0-10%


As the stated time horizon approaches, the allocation will shift towards more conservative investments and have lower expected returns. By the time the NestEgg 2040 Fund reaches its time horizon, it has tilted as far as it will go in favor of capital preservation at the expense of capital return. This does not mean that it invests exclusively in money market funds. Rather, because we believe most investors are still willing to take some risks in pursuing returns even while drawing on their investments, we continue to allocate a portion of the Fund's assets to stocks and bonds, in addition to money market investments.

PRINCIPAL RISKS

The NestEgg 2040 Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. To a lesser degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

NESTEGG CAPITAL PRESERVATION FUND

INVESTMENT OBJECTIVES

The NestEgg Capital Preservation Fund is managed for investors seeking income and moderate long-term growth of capital. This objective is non-fundamental and may be changed by the Trustees of the Fund without shareholder approval.

PRINCIPAL
INVESTMENT STRATEGIES

The NestEgg Capital Preservation Fund, like the other NestEgg Funds, pursues a common strategy of allocating and reallocating investments among underlying mutual funds representing stocks, bonds and money market instruments.

Many of the underlying mutual funds invest, either directly or indirectly, in stocks, bonds or other securities with the goal of matching a specific stock or bond index and are commonly known as index funds and ETFs. Most of the indexes are underlying the stock funds well-known broad-based market indexes, such as the S&P 500 Index of large company stock. Other indexes of the underlying stock funds representing a smaller portion of the Fund's investments reflect a particular market segment and include foreign securities, emerging market securities and depositary receipts. The indexes underlying the bond funds consist of intermediate and long-term bonds, including investment grade bonds that have been rated within the four highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, corporate debt and government obligations (which include mortgage-backed securities). The Fund also may invest in money market funds.

In allocating among underlying mutual funds for the NestEgg Capital Preservation Fund, INTRUST uses investment research provided by the Sub-Adviser that identifies and analyzes major market trends on an ongoing basis to arrive at a strategy involving those asset classes, countries, sectors and styles of investing the Adviser believes appropriate to the Fund. Based on current assessment of markets, the range of asset allocation represented by the underlying mutual funds of the NestEgg Capital Preservation Fund is:

                                       UNDERLYING MUTUAL FUND   TARGET ALLOCATION
                                       ----------------------   -----------------
                                       Equity Mutual Funds           20-40%
                                       Bond Mutual Funds             50-80%
                                       Money Market Funds             0-10%


PRINCIPAL RISKS

The NestEgg Capital Preservation Fund is subject to Investment Company Risk and Analytical Risk. To a greater degree, the Fund is subject to Bond Investment Risk, Credit Risk and Interest Rate Risk. To a lesser degree, the Fund is subject to Stock Investment Risk and Foreign Investment Risk. See Principal Risk Factors.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS


    PRINCIPAL RISK FACTORS          Each Fund has a different level of risk and the amount of
                                    risk is reflected in its name. The Funds with shorter time horizons (NestEgg Capital Preservation, NestEgg 2010, and
                                    NestEgg 2020) will tend to be less risky and have lower
                                    expected returns than the Funds with longer time horizons
                                    (NestEgg 2030 and NestEgg 2040).
                                    The value of each NestEgg Fund's investments, and the value of your investments in a NestEgg Fund will fluctuate with
                                    market conditions. You may lose money on your investment in a NestEgg Fund, or the Fund could underperform other
                                    investments. Each of the NestEgg Funds presents each of the risk factors described below.

    RISK DIFFERENCES AMONG FUNDS    The NestEgg Capital Preservation and the NestEgg 2010 Funds
                                    are currently subject to the highest levels of Bond
                                    Investment Risk, Credit Risk and Interest Rate Risk and
                                    lowest levels of Stock Investment Risk and Foreign
                                    Investment Risk of all of the NestEgg Funds although they
                                    are not free of Stock Investment Risk altogether. The
                                    NestEgg 2020 Fund is currently subject to a significant
                                    level of Bond Investment Risk, Credit Risk and Interest Rate
                                    Risk, but less than the NestEgg Capital Preservation and
                                    NestEgg 2010 Funds. Likewise, the NestEgg 2020 Fund is
                                    currently subject to a significant level of Stock Investment
                                    Risk and Foreign Investment Risk but less than the NestEgg
                                    2030 and 2040 Funds. The NestEgg 2030 and the NestEgg 2040
                                    Funds currently have the highest levels of Stock Investment
                                    Risk and Foreign Investment Risk and the lowest levels of
                                    Bond Investment Risk, Credit Risk and Interest Rate Risk,
                                    although they are not free of Bond Investment Risk, Credit
                                    Risk and Interest Rate Risk altogether.

    INVESTMENT COMPANIES            By investing in shares of investment companies each NestEgg
                                    Fund indirectly pays a portion of the operating, management and other expenses of each investment company. Therefore,
                                    you may indirectly pay higher total operating expenses and other costs than you might pay by owning the underlying
                                    mutual funds. Because the Funds may invest in open-end
                                    funds, you may receive more taxable capital gains
                                    distribution than would be the case if you invested directly in the underlying mutual fund. In addition, because a Fund may invest up to 100% of its assets in investment companies, the category of which is considered under the Standard
                                    Industry Code to be an "industry", the Fund "concentrates"
                                    (that is, it invests more than 25% of) its investments in a single industry.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               PRINCIPAL RISK FACTORS CONTINUED


STOCK INVESTMENT RISK

To the extent a NestEgg Fund is invested in stock index funds or stock ETFs, it will be subject to the risks of stock investing. These include both short-term and prolonged price declines in the markets. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid. In addition, to the extent a NestEgg Fund invests in a growth stock or value stock index fund and/or an ETF, it will be subject to certain risks inherent in such investment styles. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market and their returns will trail those of other asset classes or the overall stock market. Investment growth stocks may lack the dividend yield that can cushion stock prices in market downturns.

FOREIGN INVESTMENT RISK

Since the Fund's underlying mutual funds may invest in foreign securities, including emerging market investments, the Fund is subject to additional risks. Foreign securities often trade on markets that have less reliable information available and lower transaction volumes than markets in the United States. Consequently, stock and bond prices can be more volatile and more difficult to value. Investing in foreign markets is generally more expensive, due to currency exchange costs, higher commissions on trades and higher custodial fees. Currencies may weaken relative to the U.S. dollar, eroding the dollar value of investments denominated in those currencies.

BOND INVESTMENT RISK

To the extent a NestEgg Fund invests in bond funds or bond ETFs, it is subject to the risks of fixed income investing. Although these risks include short-term and prolonged price declines, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Bonds also face credit risk. Credit risk is the risk that the borrowers that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government's full faith and credit. However, not all securities issued by government agencies are backed by the government's full faith and credit. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               PRINCIPAL RISK FACTORS CONTINUED


INTEREST RATE RISK

Interest rate risk is the chance that bond prices will decline over short or even long periods due to rising interest rates. All bonds, including those issued by the government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates are going up, bond prices tend to fall. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. An underlying mutual fund may also invest in mortgage-backed securities which are also subject to prepayment and extension risk. When interest rates decline, such mortgage-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the bond's maturity date. Such repayments are common when interest rates decline. When such a repayment occurs, the underlying mutual fund is exposed to lower return upon subsequent reinvestment of the principal. When interest rates rise, such securities are subject to the risk that an expected level of prepayments will not occur, resulting in a longer effective maturity of the security. As a result the value of such securities may decline.

ANALYTICAL RISK

We use analytical techniques to anticipate and identify major market trends in order to restructure the Fund's underlying mutual funds. If the Adviser or Sub-Adviser incorrectly judges the anticipated performance of a particular asset class in the market, the Fund may lose opportunities for gains or it may experience losses.

NO TEMPORARY DEFENSIVE POSITIONS

We normally allocate a portion of each NestEgg Fund's assets to money market instruments, but we will not adopt "defensive positions." This means that we expect to remain invested in stocks and bonds even when market conditions might seem to suggest temporarily holding more assets in cash or money market instruments than usual.

An investment in the NestEgg Funds is not a bank deposit or obligation of INTRUST Bank N.A. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST?

WHICH NESTEGG FUND TO CONSIDER. In making your investment decision, you should keep in mind:

- Each NestEgg Fund's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

- Each NestEgg Fund's time horizon is the decade that begins with the year in its name.

Based strictly on statistical considerations, then, you would want to invest in the NestEgg Fund corresponding to the decade when you expect to begin withdrawing your investment (2010, 2020, etc.). But statistical considerations alone may not govern your investment decision, and the five NestEgg Funds allow for that, too. If you are willing to assume greater risk, you might direct some or all of your assets to a NestEgg Fund with a longer time horizon. If you desire a more secure investment, and are willing to forego some potential returns, you might direct some or all of your assets to a NestEgg Fund with a shorter time horizon. The final choice is yours.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
   PERFORMANCE BAR CHARTS AND TABLES

   The bar charts and tables on the following pages show how the respective NestEgg Funds have performed from year to year. The performance shown in the bar charts and tables represents the actual performance of the respective NestEgg Funds' Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds' Service Class Shares, through December 31, 2004(a). Prior to November 1, 2002, the NestEgg Funds operated under a "master-feeder" structure.


   The bar charts provide some indication of the risks of investing in the respective NestEgg Funds by showing changes in the Fund's performance from year to year. The performance table below each bar chart indicates risk by comparing the performance of the applicable NestEgg Fund to the performance over time to that of one or more widely recognized, unmanaged indices.

   Both charts assume reinvestment of dividends and distributions. Of course, past performance (before and after tax) does not indicate how the Fund will perform in the future.

    (a) In addition, actual NestEgg Fund performance reflects fee waivers; without such fee waivers performance would have been lower.

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2010 FUND -- SERVICE CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31
   (BAR CHART)

2000                                                                              0.42%
2001                                                                             -1.31%
2002                                                                             -7.83%
2003                                                                             14.43%
2004                                                                              0.00%

                                                                   Best quarter:          Q2   2003     8.36%
                                                                   Worst quarter:         Q3   2002    -8.46%

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                      SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004         ONE YEAR          (JANUARY 4, 1999)
                                                                     ----------------------------------
     RETURN BEFORE TAXES                                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES               %                     %
    ---------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                 %                     %
                                                                     ----------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA
      AND FAR EAST (MSCI EAFE) INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
    ---------------------------------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2020 FUND -- SERVICE CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31

   (BAR CHART)

2000                                                                             -3.90%
2001                                                                             -6.90%
2002                                                                            -12.40%
2003                                                                             19.32%
2004                                                                              0.00%

                                                                   Best quarter:          Q2   2003    10.43%
                                                                   Worst quarter:         Q3   2002   -11.69%

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                     SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004        ONE YEAR           (JANUARY 4, 1999)
                                                                     ----------------------------------
     RETURN BEFORE TAXES                                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES               %                     %
    ---------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                 %                     %
                                                                     ----------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
    ---------------------------------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2030 FUND -- SERVICE CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31

   (BAR CHART)

2000                                                                             -6.02%
2001                                                                            -10.52%
2002                                                                            -15.70%
2003                                                                             23.88%
2004                                                                              0.00%

                                                                   Best quarter:          Q4   1999    13.26%
                                                                   Worst quarter:         Q3   2002   -13.79%

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                     SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004        ONE YEAR           (JANUARY 4, 1999)
                                                                     ----------------------------------
     RETURN BEFORE TAXES                                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES               %                     %
    ---------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                 %                     %
                                                                     ----------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
    ---------------------------------------------------------------------------------------------------

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

                                               NESTEGG FUNDS
                                               CONTINUED

   NESTEGG 2040 FUND -- SERVICE CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31

   (BAR CHART)

2000                                                                            -10.03%
2001                                                                            -13.88%
2002                                                                            -18.93%
2003                                                                             29.32%
2004                                                                              0.00%

                                                                   Best quarter:          Q4   1999    16.12%
                                                                   Worst quarter:         Q3   2002   -15.94%

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                     SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004        ONE YEAR           (JANUARY 4, 1999)
                                                                     ----------------------------------
     RETURN BEFORE TAXES                                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES               %                     %
    ---------------------------------------------------------------------------------------------------
     WILSHIRE 5000 INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                 %                     %
                                                                     ----------------------------------
     MSCI EAFE INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
    ---------------------------------------------------------------------------------------------------

                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

   NESTEGG CAPITAL PRESERVATION FUND -- SERVICE CLASS
   YEAR-BY-YEAR RETURNS -- AS OF DECEMBER 31
   (BAR CHART)

2000                                                                              4.11%
2001                                                                              3.09%
2002                                                                             -2.22%
2003                                                                             11.57%
2004                                                                              0.00%

                                                                   Best quarter:         Q2   2003     6.55%
                                                                   Worst quarter:        Q3   2002    -4.37%

   PERFORMANCE TABLE

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans.


                                                                                     SINCE INCEPTION
         AVERAGE ANNUAL RETURNS -- AS OF DECEMBER 31, 2004        ONE YEAR           (JANUARY 4, 1999)
                                                                     ----------------------------------
     RETURN BEFORE TAXES                                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS                                  %                     %
                                                                     ----------------------------------
     RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF SHARES               %                     %
    ---------------------------------------------------------------------------------------------------
     LEHMAN BROTHERS AGGREGATE BOND INDEX
      (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 %                     %
                                                                     ----------------------------------
     LIPPER FLEXIBLE PORTFOLIO FUND INDEX                                 %                     %
    ---------------------------------------------------------------------------------------------------

                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

   As an investor in each NestEgg Fund, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price. In addition to bearing the expenses incurred by the NestEgg Funds, you will indirectly bear a proportionate share of the expenses of the underlying mutual funds, including management fees.

                                               FEES AND EXPENSES
                                               SERVICE SHARES


                                                                                      CAPITAL
       SHAREHOLDER TRANSACTION EXPENSES           2010     2020     2030     2040    PRESERVATION
       (FEES PAID BY YOU DIRECTLY)

       Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price)               N/A      N/A      N/A      N/A         N/A

       ANNUAL FUND OPERATING EXPENSES
       (FEES PAID FROM FUND ASSETS)

       Management fee(1)                         0.70%    0.70%    0.70%    0.70%       0.70%
       Distribution (12b-1) fee                  0.25%    0.25%    0.25%    0.25%       0.25%
       Service Organization fee                  0.25%    0.25%    0.25%    0.25%       0.25%
       Other expenses(2)                             %        %        %        %           %
       Total Fund Operating expenses(1)              %        %        %        %           %
       Fee Waiver/Expense Reimbursement              %        %        %        %           %
       Net Expenses(1)                           1.00%    1.00%    1.00%    1.00%       1.00%



   (1) Includes sub-advisory fee. At least until March 1, 2006, a portion of the management fees and 12b-1 fees are being waived and certain expenses of the Fund are being reimbursed to the extent necessary to limit total operating expenses to 1.00% for Service Shares.



   (2) "Other expenses" are based upon estimates for the fiscal year ending October 31, 2005.

                                               NESTEGG FUNDS
                                               CONTINUED

  RISK/RETURN SUMMARY AND FUND EXPENSES

                                                [ICON]

   Use the table below to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of each period

     - no changes in each NestEgg Fund's operating expenses except the expiration of the current contractual fee waivers on March 1, 2006.


   Because this example is hypothetical and for comparison only, your actual costs will be different.

   EXPENSE EXAMPLE


                                                        1       3         5       10
      NESTEGG FUNDS                                   YEAR   YEARS    YEARS    YEARS
      SERVICE SHARES
                                     2010             $      $       $        $
                                     2020             $      $       $        $
                                     2030             $      $       $        $
                                     2040             $      $       $        $
                             CAPITAL PRESERVATION     $      $       $        $

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]



                                                NESTEGG FUNDS
   THE NESTEGG GOAL
   The NestEgg Funds seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. We attempt to manage the investment risk in each NestEgg Fund for investors whose time horizons correspond to the particular NestEgg Fund's name: NestEgg Capital Preservation for investors who are seeking income and moderate long-term growth of capital; and NestEgg 2040 for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. Each Fund's investment objective is non-fundamental, which means that it may be changed without prior shareholder approval.

   PRINCIPAL INVESTMENTS

   The NestEgg Funds may invest in underlying funds representing all the following widely recognized asset classes:

      - money market instruments
      - bonds
      - stocks of the largest US companies
      - stocks of all other publicly traded US corporations
      - stocks that trade outside the United States
      - mortgage related securities

   Within stocks and bonds are sub-categories of securities:

      - US government bonds, bonds issued by corporations, mortgage-backed securities and foreign bonds form four separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term and intermediate-term.
      - US stocks can be divided according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.
      - Utilities -- closely regulated power generating companies -- are generally mid-size, but their performance has differed enough from other mid-cap stocks to warrant a distinct grouping.
      - Micro-cap stocks -- the smallest 5% of publicly traded companies -- constitute their own grouping apart from the rest of the small-cap universe.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   EXAMPLE OF UNDERLYING MUTUAL FUNDS

     INDEX FUNDS                                                EXCHANGE TRADED FUND (ETF)
     Equity Index Fund:                                         Equity ETF:
     Vanguard Institutional Index                               IShares S&P 500 Index
     Vanguard Value Index                                       IShares S&P 500 Growth Index
     Vanguard Growth Index                                      IShares S&P 400 Value Index
     Vanguard MidCap Index Fund                                 IShares S&P 400 Growth Index
     Vanguard Small Cap Index Fund                              IShares Russell 2000 Index
     Vanguard Small Cap Value Index Fund                        IShares Russell 2000 Value Index
     Vanguard Small Cap Growth Index                            IShares Russell 2000 Growth Index
                                                                IShares EAFE Index
     Bond Index Fund:
     Vanguard Total Bond Market Fund

   Two general rules of investing shape the NestEgg Funds' strategies:

      - The greater an investment's potential return, the greater its potential loss. Historically, for example, stocks have outgained bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

      - Investors with longer time horizons have greater risk tolerance because their investments have more time to recoup any losses.

   We take more risks in the NestEgg Funds with longer time horizons. This assumption of greater risks is linked with these Funds' pursuit of greater returns. As each NestEgg Fund approaches its time horizon, and its investors have less time to recover from market declines, we systematically reduce the level of risk. This systematic shift toward more conservative investments is designed to help stabilize the value of your NestEgg investment as the time nears for you to begin drawing on it.

   We do not limit our analysis to long-term trends, however. We also take into account current market conditions. If conditions in a market have increased risk levels of an investment class or index to a point that its risk outweighs its expected returns, we will not allocate as much of the NestEgg Fund's assets to it as we otherwise might. Conversely, we may reduce a NestEgg Fund's allocation to an investment class or index, even when risks have not increased, because its expected return has fallen. This usually happens because prices in a market have risen to the point that potential for further gains appears limited.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   ASSET ALLOCATION STRATEGIES
   INTRUST allocates each NestEgg Fund's assets across investment groups in accordance with information provided by La Jolla Economics. La Jolla Economics conducts ongoing research to ensure that we are keeping pace with the world's constantly changing financial markets. INTRUST identifies and selects the underlying mutual funds which best represent the asset classes targeted by La Jolla Economics. Set forth below is a chart showing each Fund's target allocation range for the asset class represented by underlying index funds and ETFs.

     FUND AND INVESTMENT OBJECTIVE*                     FUND OF FUNDS INVESTMENT OPTIONS         TARGET ALLOCATION**
     NESTEGG 2010 FUND is managed for investors         Equity Index Funds or ETFs               35-50%
       planning to retire (or begin to withdraw         Bond Index Funds or ETFs                 45-65%
       substantial portions of their investment)        Money Market Funds                       0-10%
       approximately in the year 2010.
     NESTEGG 2020 FUND is managed for investors         Equity Index Funds or ETFs               50-65%
        planning to retire (or begin to withdraw        Bond Index Funds or ETFs                 30-50%
        substantial portions of their investment)       Money Market Funds                       0-10%
        approximately in the year 2020.
     NESTEGG 2030 FUND is managed for investors         Equity Index Funds or ETFs               65-80%
        planning to retire (or begin to withdraw        Bond Index Funds or ETFs                 15-30%
        substantial portions of their investment)       Money Market Funds                       0-10%
        approximately in the year 2030.
     NESTEGG 2040 FUND is managed for investors         Equity Index Funds or ETFs               80-95%
        planning to retire (or begin to withdraw        Bond Index Funds or ETFs                 0-15%
        substantial portions of their investment)       Money Market Funds                       0-10%
        approximately in the year 2040.
     NESTEGG CAPITAL PRESERVATION FUND is managed       Equity Index Funds or ETFs               20-40%
        for investors planning to retire (or begin      Bond Index Funds or ETFs                 50-80%
        to withdraw substantial portions of their       Money Market Funds                       0-10%
        investment) in the near future.

    * Each Fund seeks to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

   ** Represents range based on current assessment of markets and will adjust conservatively as the time horizon is approached. The actual allocation may be greater or lesser over time. Additionally, during re-allocation of assets, the Fund may be outside the target allocation range temporarily while trades are pending settlement.

   As discussed under the "Risk/Return Summary," to the extent a Fund emphasizes equity investments, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a Fund emphasizes bond investments, it presents a higher degree of Bond Investment Risk. The following section further discusses risks.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

   RISKS OF INVESTING IN MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
   Because each underlying mutual fund invests in certain asset classes and/or specific investment style, such as growth stocks or value stocks, the risks associated with that asset class or investment style will affect the underlying mutual fund and the Fund in proportion to the percentage of the Fund's assets invested in that underlying fund. These risks include, as previously described, stock investment risk, foreign investment risk, bond investment risk, credit risk, interest rate risk and analytical risk. In addition, each Fund concentrates its investments in shares of other investment companies (mutual funds) consistent with its objective. Investment companies as an industry may be subject to market and economic factors not associated with other industries and therefore cause the Fund to be more prone to the risks associated with that industry.

   Index funds employ a passive management approach, which is expected to result in performance that is approximately the same as that of the index. Some of the indexes are well-known broad-based market indexes, such as the S&P 500 Index of large company stock. By investing in underlying mutual funds, each Fund would indirectly pay a portion of the operating, management and other expenses of each mutual fund. In addition, each Fund would have to absorb any distributions paid by the underlying mutual funds. While many of the underlying mutual funds have relatively high minimum investment amounts or are available only to institutional investors, the Funds' shareholders may be able to invest directly in the underlying funds and may pay less cost than owning shares of the Funds.

   ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

     - "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

                                                NESTEGG FUNDS
                                                CONTINUED

  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                                                  [ICON]

     - "Qubes" (QQQ), which are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

     - "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

     - "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

   ETFs and index funds can experience many of the same risks associated with individual securities. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. Stock ETFs and Index Funds that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a mutual fund can generate brokerage expenses.

    ADDITIONAL RISKS TO THE           Besides the general risks described above under Principal
      FUNDS                           Risk Factors, the NestEgg Funds face additional risks
                                      discussed below. For a further discussion of NestEgg Fund
                                      risks, please refer to the Funds' Statement of Additional
                                      Information (SAI), which is incorporated by reference and is available free of charge by calling 1-800-272-2715.

                                      Derivatives. Index futures contracts and options on index
                                      futures contracts are generally considered
                                      derivatives -- they derive their value from the prices of
                                      the indexes. Compared to conventional securities,
                                      derivatives can be more sensitive to changes in interest
                                      rates or to sudden fluctuations in market prices. The Funds offset this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the
                                      potential volatility of their derivative investments, as
                                      required by the Securities and Exchange Commission.

  FUND MANAGEMENT

                 [ICON]

                            THE INVESTMENT ADVISER


   INTRUST Financial Services, Inc., 105 North Main Street, Box One, Wichita, Kansas 67202 is the Adviser for the Funds. INTRUST is a wholly owned subsidiary of INTRUST Bank, N.A. INTRUST Bank is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2004, total assets under management were approximately $2.5 billion. INTRUST continuously reviews and supervises, and is responsible for, the Funds' investment program.


   The NestEgg Funds pay advisory fees as follows:


                                                   PERCENTAGE OF
                                                AVERAGE NET ASSETS
                                          ------------------------------
     NestEgg Capital Preservation Fund                  0.  %*
                                          ------------------------------
     NestEgg 2010 Fund                                  0.  %*
                                          ------------------------------
     NestEgg 2020 Fund                                  0.  %*
                                          ------------------------------
     NestEgg 2030 Fund                                  0.  %*
                                          ------------------------------
     NestEgg 2040 Fund                                  0.  %*
    ---------------------------------------------------------------------



   * Contractual fees (without waivers) for each NestEgg Fund is 0.70% (including fees of 0.02% to the Sub-Adviser). INTRUST has agreed to contractually to waive its advisory fee at least until March 1, 2006.



   Thomas S. Gangel, President of INTRUST, is responsible for the investment management oversight for INTRUST in its role as adviser to the NestEgg Funds. Mr. Gangel has over 16 years of experience in the investment and trust industry, including the development of equity and fixed income investment services and individual portfolio and relationship management. INTRUST discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. Prior to his employment with INTRUST Bank N.A. in 1997, Mr. Gangel served as a Director with First Asset Management from February, 1996 to June, 1997. From July 1995 to February of 1996, Mr. Gangel was Vice President with the FirstTier Bank.



                            THE SUB INVESTMENT ADVISER



   La Jolla Economics, 7608 La Jolla Boulevard, La Jolla, CA is a registered investment adviser and, since 1997, has provided investment management, advisory, administrative and asset management consulting to institutional and corporate investors.


                            THE DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services is the Funds' Distributor and Administrator. Its address is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the NASD.

   The SAI has more detailed information about the Investment Adviser and other service providers.

  SHAREHOLDER INFORMATION

                         [ICON]

                                PRICING OF FUND SHARES
   ---------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of
   the Fund's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Fund:
              NAV =
   Total Assets - Liabilities
   ------------------------------
        Number of Shares
           Outstanding

   The NAV is calculated
   separately for each class

   of shares.

NESTEGG FUNDS

Per share net asset value (NAV) for each NestEgg Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open. Share prices may fluctuate on days when purchases and sales cannot take place.
Your order for purchase, sale or exchange of shares is priced at the next determined NAV, calculated after your order is received in good order.
Each Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be valued at fair value as determined in good faith by or at the direction of the Funds' Board of Trustees.

  SHAREHOLDER INFORMATION

                         [ICON]



                                PURCHASING AND ADDING TO YOUR SHARES

                                                                                 MINIMUM       MINIMUM
                                                                                 INITIAL      SUBSEQUENT
                                                           ACCOUNT TYPE         INVESTMENT    INVESTMENT
                                                   Regular (non-retirement)       $1,000         $50
                                                   -----------------------------------------------------
                                                   Retirement (IRA)               $  250         $50
                                                   -----------------------------------------------------
                                                   Automatic Investment Plan      $1,000         $50

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.


                                     A Fund may waive its minimum purchase
                                     requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Customer Identification Program" at the end of this section and "Market Timing Policies" section.


                                     * Certain broker-dealers and other
                                     financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers.

   -----------------------------------------------------------------------------

   AVOID BACKUP TAX WITHHOLDING
   The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

   -----------------------------------------------------------------------------

You may purchase Funds
through the Funds'
Distributor or through
banks, brokers and other
investment representatives,
which may charge additional
fees and may require higher
minimum investments or
impose other limitations on
buying and selling shares.*
If you purchase shares
through an investment
representative, that party
is responsible for
transmitting orders by
close of business and may
have an earlier cut-off
time for purchase and sale
requests. Consult your
investment representative
or institution for specific
information.

  SHAREHOLDER INFORMATION

                         [ICON]



                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or bank draft payable to "American Independence Funds Trust."

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

   Subsequent Investments:

   1. Use the investment slip attached to your account statement. Or, if unavailable,

   2. Include the following information on a piece of paper:
      - Fund name
      - Premium Class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: American Independence Funds Trust, P.O. Box 182498, Columbus, OH 43219-2498.

   BY OVERNIGHT SERVICE
   See instructions 1-2 above for subsequent investments.
   3. Send to: American Independence Funds,
      c/o BISYS Fund Services,
      Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES
   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call
   (800) 272-2715. Your account can generally be set up for electronic purchases within 15 days.

   Call (888) 266-8787 to arrange a transfer from your bank account.

                                                     ELECTRONIC VS. WIRE
                                                     TRANSFER
                                                     Wire transfers allow
                                                     financial institutions to
                                                     send funds to each other,
                                                     almost instantaneously.
                                                     With an electronic
                                                     purchase or sale, the
                                                     transaction is made
                                                     through the Automated
                                                     Clearing House (ACH) and
                                                     may take up to eight days
                                                     to clear. There is
                                                     generally no fee for ACH
                                                     transactions.

  SHAREHOLDER INFORMATION

                         [ICON]

                                PURCHASING AND ADDING TO YOUR SHARES
                                CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   Please phone the Funds at (800) 272-2715 for instructions on opening an account or purchasing additional shares by wire transfer.

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PLAN

   You can make automatic investments in the Funds from your bank account. Automatic investments can be as little as $50, once you've invested the $1,000 minimum required to open the account.

   To invest regularly from your bank account:

   Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

     - Your bank name, address and account number
     - The amount you wish to invest automatically (minimum $50)
     - When you want to invest (on either the fifth or twentieth day of each month)
     - Attach a voided personal check.

   CUSTOMER IDENTIFICATION PROGRAM

   Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds' Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

  SHAREHOLDER INFORMATION

                         [ICON]



                                SELLING YOUR SHARES
   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares
   at any time. Your sales
   price will be the next NAV
   after your sell order is
   received by the Fund, its
   transfer agent, or your
   investment representative.
   Your investment
   representative is
   responsible for
   transmitting sell order by
   close of business and may
   have an earlier cut-off
   time for sell requests.
   Normally you will receive
   your proceeds within a
   week after your request is
   received. See section on
   "General Policies on
   Selling Shares" below.
                                   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                   As a mutual fund shareholder, you are
                                   technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   BY TELEPHONE

   (unless you have declined telephone sales privileges)

    1. Call (800) 272-2715 with instructions as to how you wish to receive your funds (mail, wire, and electronic transfer).

   BY MAIL
    1. Call (800) 272-2715 to request redemption forms or write a letter of instruction indicating:
       - your Fund and account number
       - amount you wish to redeem
       - address where your check should be sent
       - account owner signature

    2. Mail to: American Independence Funds, P.O. Box 182498 Columbus, OH 43218-2499

   BY OVERNIGHT SERVICE
    See instruction 1 above.
    2. Send to: American Independence Funds, c/o BISYS Fund Services, Attn:
       T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219

   WIRE TRANSFER
   You must indicate this option on your application.

   Call (800) 272-2715 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   Note: Your financial institution may charge a separate fee.

  SHAREHOLDER INFORMATION

                         [ICON]

                                SELLING YOUR SHARES
                                CONTINUED
   ELECTRONIC REDEMPTION

   Call (800) 272-2715 to request an electronic redemption.

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   If you call by 4 p.m. Eastern time, the NAV of your shares will be determined on the same day and the proceeds credited within 7 days.

   Your bank may charge for this service.

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100. To activate this feature:

   - Make sure you've checked the appropriate box on the Account Application. Or call (800) 272-2715.

   - Include a voided personal check.

   - Your account must have a value of $10,000 or more to start withdrawals.

   - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

                                GENERAL POLICIES ON SELLING SHARES


   TRANSACTIONS THROUGH INTERMEDIARIES



   Certain broker-dealers and other financial intermediaries are authorized to accept sales orders on behalf of the Funds at the Fund's net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the organization. These organizations may be authorized to designate other intermediaries to act in this capacity. These intermediaries are responsible for transmitting requests on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.


   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts (IRAs).

   2. Redemption requests requiring a signature guarantee, which include each of the following.


   - Your account registration or the name(s) in your account has changed within the last 10 business days


   - The check is not being mailed to the address on your account


   - The check is not being made payable to the owners of the account


   - The redemption proceeds are being transferred to another Fund account with a different registration.


   - The redemption proceeds are being wired to bank instructions currently not on your account.

  SHAREHOLDER INFORMATION

                         [ICON]



                                GENERAL POLICIES ON SELLING SHARES
                                CONTINUED

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.



   TELEPHONE REDEMPTIONS



   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.


   REDEMPTION WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer's identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

   POSTPONEMENT OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500 due to redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 30 days from written notice by the Fund to you, the Fund may close your account and send you the proceeds at the current NAV.

  SHAREHOLDER INFORMATION

                         [ICON]


   UNDELIVERABLE REDEMPTION CHECKS



   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.


                                DISTRIBUTION (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.


   Service Class shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund. The Distributor has contractually agreed to waive all of the fee at least until March 1, 2006.


   Over time shareholders will pay more than the equivalent of other types of sales charges because the 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

                                SERVICE ORGANIZATION FEES
   Service Organization fees compensate various banks, trust companies, broker-dealers and other financial organizations for administrative services such as maintaining shareholder accounts and records for those investors purchasing shares through these channels. Shareholders may pay a service organization fee of up to 0.25% of the daily net assets of each Fund for services such as record keeping, communication with and education of shareholders, and asset allocation services.

                                DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the NestEgg Funds are paid quarterly. Capital gains are distributed at least annually.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   An exchange of shares, like a redemption of shares, is considered a sale, and any related gains may subject to applicable taxes.

   Dividends are taxable as ordinary income. Taxation on capital gains will vary with the length of time the Fund has held the security -- not how long the shareholder has been in the Fund.

   Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

   You will be notified in January each year about the federal tax status of distributions made by the Fund, Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

  SHAREHOLDER INFORMATION

                         [ICON]

                                EXCHANGING YOUR SHARES

   Shares of any NestEgg Fund in
   the Trust may be exchanged for
   shares of the same class in
   any other NestEgg Fund or the
   Money Market Fund in the
   Trust. You must meet the
   minimum investment
   requirements for the Fund into
   which you are exchanging.
   Exchanges from one Fund to
   another are taxable.

   NOTES ON EXCHANGES
   - The registration and tax
     identification numbers of
     the two accounts must be
     identical.

   - The Exchange Privilege may
     be changed or eliminated at
     any time upon a 60-day
     notice to shareholders.

   - No transaction fees are
     charged for exchanges.

   - You can exchange shares for
     shares of the Money Market
     Fund, a series of American
     Independence Funds Trust;
     however, if your exchange
     originated from the Money
     Market Fund, you must pay
     the sales charge when you
     exchange your shares for
     NestEgg Funds' shares. Be
     sure to request and read
     carefully the Money Market
     Fund prospectus before you
     exchange your NestEgg
     shares.
                                            INSTRUCTIONS FOR EXCHANGING SHARES
                                            Exchanges may be made by sending a
                                            written request to American
                                            Independence Funds, P.O. Box 182498,
                                            Columbus OH 43218-2499, or by
                                            calling (800) 272-2715. Please
                                            provide the following information:

                                             - Your name and telephone number

                                             - The exact name on your account
                                               and account number

                                             - Taxpayer identification number
                                               (usually your Social Security
                                               number)

                                             - Dollar value or number of shares
                                               to be exchanged

                                             - The name of the Fund from which
                                               the exchange is to be made

                                             - The name of the Fund into which
                                               the exchange is being made.

                                            See "Selling Your Shares" for
                                            important information about
                                            telephone transactions.

  SHAREHOLDER INFORMATION


                         [ICON]


                                MARKET TIMING POLICIES



   The Funds are not designed for market timing strategies. IF YOU INTEND TO ENGAGE IN MARKET TIMING, DO NOT INVEST IN SHARES OF THE FUNDS, The Funds' Board of Trustees has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares. Frequent purchases, and the subsequent redemptions, or exchanges may cause a Fund to be unable to invest effectively in accordance with its objectives and policies. Such a trading practice may also cause dilution in value of a Fund's shares held by long-term shareholders and may increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies:



    - exchange activity may be limited to five exchanges within a one year period with no more than three exchanges in a calendar quarter;



    - each Fund may refuse any purchase or exchange request for Fund shares if management determines that such request could adversely affect the Fund's NAV, including as a result of the shareholder's excessive trading (to be determined at management's discretion); and



    - each Fund may, after prior warning and notification, close an account due to excessive trading.



   The Funds' ability to monitor trades placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and fee-based programs is limited, and the Funds may not be able to detect market timing activities by such underlying shareholders.

  FINANCIAL HIGHLIGHTS

          [ICON]

   The financial highlights tables are intended to help you understand each Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the NestEgg Funds' Service Class Shares have been audited by KPMG LLP, whose report, along with the Funds' financial statements are included in the NestEgg Funds' Annual Report.

   Prior to October 31, 2002, each Fund operated as a "feeder fund" which invested substantially all of its assets in a corresponding series of the Master Investment Portfolio.


                                                                         SERVICE SHARES
                                    -----------------------------------------------------------------------------------------
                                                                        NESTEGG 2010 FUND
                                    -----------------------------------------------------------------------------------------
                                       YEAR               YEAR              PERIOD               YEAR                YEAR
                                       ENDED              ENDED              ENDED              ENDED               ENDED
                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        FEBRUARY 28,        FEBRUARY 28,
                                       2004               2003              2002(a)              2002                2001
                                    -----------        -----------        -----------        ------------        ------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD......................    $                  $  8.96            $  9.77            $ 10.14             $ 10.37
                                      -------            -------            -------            -------             -------
    INVESTMENT ACTIVITIES:
      Net investment income.......                          0.21               0.10               0.21                0.28
      Net realized and unrealized
         gains (losses) on
         investments..............                          0.88              (0.83)             (0.37)              (0.14)
                                      -------            -------            -------            -------             -------
         Total from Investment
           Activities.............                          1.09              (0.73)             (0.16)               0.14
                                      -------            -------            -------            -------             -------
    DISTRIBUTIONS:
      Net investment income.......                         (0.23)             (0.08)             (0.21)              (0.28)
      Net realized gains on
         investment
         transactions.............                            --                 --                 --               (0.09)
                                      -------            -------            -------            -------             -------
         Total Distributions......                         (0.23)             (0.08)             (0.21)              (0.37)
                                      -------            -------            -------            -------             -------
    NET ASSET VALUE, END OF
      PERIOD......................    $                  $  9.82            $  8.96            $  9.77             $ 10.14
                                      =======            =======            =======            =======             =======
    TOTAL RETURN (EXCLUDES SALES
      CHARGE).....................           %             12.43%             (7.52%)(b)         (1.60%)              1.39%
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000's).....................    $                  $17,899            $14,531            $16,503             $14,505
    Ratios to average net assets:
      Expenses....................           %(d)           1.00%(c)           1.27%(d)(e)        1.33%(d)            1.44%(d)
      Net investment income.......           %(d)           2.23%              1.60%(d)(e)        2.14%(d)            2.60%(d)
      Expenses(*).................           %(d)           1.82%              1.60%(d)(e)        1.58%(d)            1.76%(d)
    Portfolio turnover rate.......           %(f)             48%                61%(f)             86%(f)              54%(f)


   ------------------
    * During the period certain fees were voluntarily reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

   (a) The Funds changed their fiscal year end from February 28 to October 31.

   (b) Not annualized.

   (c) Does not include expenses of the investment companies in which the fund invests.

   (d) These ratios include income and expenses charged from the corresponding Master Portfolio.

   (e) Annualized.

   (f) Represents portfolio turnover rate of corresponding Master Portfolio.

  FINANCIAL HIGHLIGHTS

          [ICON]


                                                                         SERVICE SHARES
                                    -----------------------------------------------------------------------------------------
                                                                        NESTEGG 2020 FUND
                                    -----------------------------------------------------------------------------------------
                                       YEAR               YEAR              PERIOD               YEAR                YEAR
                                       ENDED              ENDED              ENDED              ENDED               ENDED
                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        FEBRUARY 28,        FEBRUARY 28,
                                       2004               2003              2002(a)              2002                2001
                                    -----------        -----------        -----------        ------------        ------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD......................    $                  $  8.25            $  9.36            $ 10.07             $ 10.76
                                      -------            -------            -------            -------             -------
    INVESTMENT ACTIVITIES:
      Net investment income.......                          0.16               0.07               0.13                0.18
      Net realized and unrealized
         gains (losses) on
         investments..............                          1.10              (1.12)             (0.71)              (0.58)
                                      -------            -------            -------            -------             -------
         Total from Investment
           Activities.............                          1.26              (1.05)             (0.58)              (0.40)
                                      -------            -------            -------            -------             -------
    DISTRIBUTIONS:
      Net investment income.......                         (0.19)             (0.06)             (0.13)              (0.18)
      Net realized gains on
         investment
         transactions.............                            --                 --                 --               (0.11)
                                      -------            -------            -------            -------             -------
         Total Distributions......                         (0.19)             (0.06)             (0.13)              (0.29)
                                      -------            -------            -------            -------             -------
    NET ASSET VALUE, END OF
      PERIOD......................    $                  $  9.32            $  8.25            $  9.36             $ 10.07
                                      =======            =======            =======            =======             =======
    TOTAL RETURN (EXCLUDES SALES
      CHARGE).....................           %             15.71%            (11.29%)(b)         (5.78%)             (3.78%)
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000's).....................    $                  $27,160            $21,987            $23,749             $23,513
    Ratios to average net assets:
      Expenses....................           %(d)           1.00%(c)           1.25%(d)(e)        1.23%(d)            1.34%(d)
      Net investment income.......           %(d)           1.74%              1.25%(d)(e)        1.40%(d)            1.60%(d)
      Expenses(*).................           %(d)           1.77%              1.64%(d)(e)        1.48%(d)            1.59%(d)
    Portfolio turnover rate.......           %(f)             67%                51%(f)             86%(f)              39%(f)


   ------------------
    * During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

   (a) The Funds changed their fiscal year end from February 28 to October 31.

   (b) Not annualized.

   (c) Does not include expenses of the investment companies in which the fund invests.

   (d) These ratios include income and expenses charged from the corresponding Master Portfolio.

   (e) Annualized.

   (f) Represents portfolio turnover rate of corresponding Master Portfolio.

  FINANCIAL HIGHLIGHTS

          [ICON]


                                                                         SERVICE SHARES
                                    -----------------------------------------------------------------------------------------
                                                                        NESTEGG 2030 FUND
                                    -----------------------------------------------------------------------------------------
                                       YEAR               YEAR              PERIOD               YEAR                YEAR
                                       ENDED              ENDED              ENDED              ENDED               ENDED
                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        FEBRUARY 28,        FEBRUARY 28,
                                       2004               2003              2002(a)              2002                2001
                                    -----------        -----------        -----------        ------------        ------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD......................    $                  $  7.84            $  9.17            $ 10.18             $ 11.02
                                      -------            -------            -------            -------             -------
    INVESTMENT ACTIVITIES:
      Net investment income.......                          0.10               0.05               0.08                0.09
      Net realized and unrealized
         gains (losses) on
         investments..............                          1.36              (1.35)             (0.97)              (0.79)
                                      -------            -------            -------            -------             -------
         Total from Investment
           Activities.............                          1.46              (1.30)             (0.89)              (0.70)
                                      -------            -------            -------            -------             -------
    DISTRIBUTIONS:
      Net investment income.......                         (0.16)             (0.03)             (0.08)              (0.09)
      Net realized gains on
         investment
         transactions.............                            --                 --              (0.04)              (0.05)
                                      -------            -------            -------            -------             -------
         Total Distributions......                         (0.16)             (0.03)             (0.12)              (0.14)
                                      -------            -------            -------            -------             -------
    NET ASSET VALUE, END OF
      PERIOD......................    $                  $  9.14            $  7.84            $  9.17             $ 10.18
                                      =======            =======            =======            =======             =======
    TOTAL RETURN (EXCLUDES SALES
      CHARGE).....................           %             19.02%            (14.04%)(b)         (8.74%)             (6.42%)
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000's).....................    $                  $14,196            $10,476            $11,304             $10,896
    Ratios to average net assets:
      Expenses....................           %(d)           1.00%(c)           1.27%(d)(e)        1.36%(d)            1.49%(d)
      Net investment income.......           %(d)           1.23%              0.91%(d)(e)        0.80%(d)            0.79%(d)
      Expenses(*).................           %(d)           1.90%              1.67%(d)(e)        1.68%(d)            1.91%(d)
    Portfolio turnover rate.......           %(f)             77%                51%(f)             53%(f)              27%(f)


   ------------------
    * During the period certain fees were voluntarily reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

   (a) The Funds changed their fiscal year end from February 28 to October 31.

   (b) Not annualized.

   (c) Does not include expenses of the investment companies in which the fund invests.

   (d) These ratios include income and expenses charged from the corresponding Master Portfolio.

   (e) Annualized.

   (f) Represents portfolio turnover rate of corresponding Master Portfolio.

  FINANCIAL HIGHLIGHTS

          [ICON]


                                                                         SERVICE SHARES
                                    -----------------------------------------------------------------------------------------
                                                                        NESTEGG 2040 FUND
                                    -----------------------------------------------------------------------------------------
                                       YEAR               YEAR              PERIOD               YEAR            FISCAL YEAR
                                       ENDED              ENDED              ENDED              ENDED               ENDED
                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        FEBRUARY 28,        FEBRUARY 28,
                                       2004               2003              2002(a)              2002                2001
                                    -----------        -----------        -----------        ------------        ------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD......................    $                  $  7.38            $  8.86            $ 10.03             $ 11.42
                                      -------            -------            -------            -------             -------
    INVESTMENT ACTIVITIES:
      Net investment income.......           **             0.07               0.03               0.02                  --**
      Net realized and unrealized
         gains (losses) on
         investments..............                          1.57              (1.51)             (1.16)              (1.27)
                                      -------            -------            -------            -------             -------
         Total from Investment
           Activities.............                          1.64              (1.48)             (1.14)              (1.27)
                                      -------            -------            -------            -------             -------
    DISTRIBUTIONS:
      Net investment income.......                         (0.13)                --**            (0.03)              (0.01)
      Net realized gains on
         investment
         transactions.............                            --                 --                 --**             (0.11)
                                      -------            -------            -------            -------             -------
         Total Distributions......                         (0.13)                --              (0.03)              (0.12)
                                      -------            -------            -------            -------             -------
    NET ASSET VALUE, END OF
      PERIOD......................    $                  $  8.89            $  7.38            $  8.86             $ 10.03
                                      =======            =======            =======            =======             =======
    TOTAL RETURN (EXCLUDES SALES
      CHARGE).....................           %             22.73%            (16.53%)(b)        (11.37%)            (11.22%)
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000's).....................    $                  $13,580            $ 9,159            $10,112             $10,250
    Ratios to average net assets:
      Expenses....................           %(d)           1.00%(c)           1.27%(d)(e)        1.37%(d)            1.46%(d)
      Net investment loss.........           %(d)           0.70%              0.63%(d)(e)        0.18%(d)           (0.01%)(d)
      Expenses(*).................           %(d)           1.90%              1.69%(d)(e)        1.72%(d)            1.86%(d)
    Portfolio turnover rate.......           %(f)             91%                42%(f)             15%(f)              20%(f)


   ------------------

   * During the period certain fees were voluntarily reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

   ** The amount is less than $0.005.

   (a) The Funds changed their fiscal year end from February 28 to October 31.

   (b) Not annualized.

   (c) Does not include expenses of the investment companies in which the fund invests.

   (d) These ratios include income and expenses charged from the corresponding Master Portfolio.

   (e) Annualized.

   (f) Represents portfolio turnover rate of corresponding Master Portfolio.
 40

  FINANCIAL HIGHLIGHTS

          [ICON]


                                                                       SERVICE SHARES
                                ---------------------------------------------------------------------------------------------
                                                              NESTEGG CAPITAL PRESERVATION FUND
                                ---------------------------------------------------------------------------------------------
                                   YEAR                YEAR               PERIOD                YEAR                 YEAR
                                   ENDED               ENDED               ENDED               ENDED                ENDED
                                OCTOBER 31,         OCTOBER 31,         OCTOBER 31,         FEBRUARY 28,         FEBRUARY 28,
                                   2004                2003               2002(a)               2002                 2001
                                -----------         -----------         -----------         ------------         ------------
    NET ASSET VALUE, BEGINNING
      OF PERIOD...............    $                   $ 9.47              $ 9.84               $ 9.96               $ 9.95
                                  ------              ------              ------               ------               ------
    INVESTMENT ACTIVITIES:
      Net investment income...                          0.26                0.14                 0.26                 0.36
      Net realized and
         unrealized gains
         (losses) on
         investments..........                          0.70               (0.40)               (0.08)                0.18
                                  ------              ------              ------               ------               ------
         Total from Investment
           Activities.........                          0.96               (0.27)                0.18                 0.54
                                  ------              ------              ------               ------               ------
    DISTRIBUTIONS:
      Net investment income...                         (0.27)              (0.10)               (0.28)               (0.35)
      Net realized gains on
         investment
         transactions.........                            --               (0.01)               (0.02)               (0.18)
      Tax return of capital...        --**                --                  --                   --                   --
                                  ------              ------              ------               ------               ------
         Total
           Distributions......                         (0.27)              (0.11)               (0.30)               (0.53)
                                  ------              ------              ------               ------               ------
    NET ASSET VALUE, END OF
      PERIOD..................    $                   $10.16              $ 9.47               $ 9.84               $ 9.96
                                  ======              ======              ======               ======               ======
    TOTAL RETURN (EXCLUDES
      SALES CHARGE)...........          %              10.32%              (2.63%)(b)            1.79%                5.51%
    RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period
      (000's).................    $                   $6,018              $5,366               $5,595               $5,074
    Ratios to average net
      assets:
      Expenses................          %(d)            1.00%(c)            1.24%(d)(e)          1.36%(d)             1.50%(d)
      Net investment income...          %(d)            2.58%               2.18%(d)(e)          2.61%(d)             3.45%(d)
      Expenses(*).............          %(d)            2.05%               1.84%(d)(e)          1.67%(d)             2.12%(d)
    Portfolio turnover rate...          %(f)              53%                 49%(f)              116%(f)               58%(f)


   ------------------

    * During the period certain fees were voluntarily reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratio would have been as indicated.

   ** The amount is less than $0.005.

   (a) The Funds changed their fiscal year end from February 28 to October 31.

   (b) Not annualized.

   (c) Does not include expenses of the investment companies in which the fund invests.

   (d) These ratios include income and expenses charged from the corresponding Master Portfolio.

   (e) Annualized.

   (f) Represents portfolio turnover rate of corresponding Master Portfolio.

  AMERICAN INDEPENDENCE FUNDS


                                               AMERICAN INDEPENDENCE FUNDS
                                               NOTICE OF PRIVACY POLICY &
                                               PRACTICES

   American Independence Funds recognizes and respects the privacy concerns and expectations of our customers(1).

   We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with American Independence Funds.

    COLLECTION OF CUSTOMER            We collect nonpublic personal information about our customers from the
      INFORMATION                     following sources:
                                      -  Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
                                      -  Account History, including information about the transactions and balances in a customer's accounts; and
                                      -  Correspondence, written, telephonic or electronic between a customer and
                                         American Independence Funds or service providers to American
                                         Independence Funds.
    DISCLOSURE OF CUSTOMER            We may disclose all of the information described above to certain third
      INFORMATION                     parties who are not affiliated with American Independence Funds under one or more of these circumstances:
                                      -  As Authorized -- if you request or authorize the disclosure of the information.
                                      -  As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence
                                         Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
                                      -  Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.
    SECURITY OF CUSTOMER              We require service providers to the American Independence Funds:
      INFORMATION                     -  to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American
                                         Independence Funds; and
                                      -  to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

   We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

   ---------------

   (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

                        This is not part of the Prospectus.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders, when available, contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                            AMERICAN INDEPENDENCE FUNDS TRUST --
                            NESTEGG FUNDS
                            3435 STELZER ROAD
                            COLUMBUS, OHIO 43219
                            TELEPHONE: (800) 272-2715

You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

- Free from the Commission's Website at www.sec.gov.

Investment Company Act file no. 811-7505.

                        AMERICAN INDEPENDENCE FUNDS TRUST

                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

              INTRUST FINANCIAL SERVICES, INC.--INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (the "SAI") describes one money market fund (the "Money Market Fund") and five non-money market funds (the "Non-Money Market Funds") (collectively, the "Funds"), all of which are managed by INTRUST. The Funds are:

      MONEY MARKET FUND
      -- Money Market Fund

      NON-MONEY MARKET FUNDS
      --   UltraShort Bond Fund
      --   Intermediate Bond Fund
      --   Stock Fund
      --   International Multi-Manager Stock Fund
      --   Kansas Tax-Exempt Bond Fund

      Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.


      The International Multi-Manager Stock Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust ("Master Trust"), formerly known as the AMR Investment Services Trust, that has an identical investment objective to the International Multi-Manager Stock Fund.



      This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2005 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds' October 31, 2004 Annual Report to Shareholders are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-888-266-8787.


      Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, INTRUST or any of its affiliates, and are not insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds involves risk, including the possible loss of principal. The Money Market Fund seeks to maintain a net asset value per share of $1.00 although there can be no assurance that they will be able to do so.


March 1, 2005

TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS                       3
INVESTMENT RESTRICTIONS                                                 20
RISKS OF INVESTING IN THE FUNDS                                         24
MANAGEMENT                                                              30
     Trustees and Officers                                              32
     Trustees and Officers of American Beacon Master Trust              33
     Investment Adviser                                                 36
     Subadvisers                                                        37
     Distribution of Fund Shares                                        42
     Distribution Plan                                                  42
     Administration and Fund Accounting Services                        43
     Codes of Ethics                                                    44
     Service Organizations                                              44
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          45
EXPENSES                                                                47
DETERMINATION OF NET ASSET VALUE                                        47
PORTFOLIO TRANSACTIONS                                                  49
     Portfolio Turnover                                                 51
      Disclosure of Portfolio Holdings Information
TAXATION                                                                51
     Taxation of the Portfolio                                          56
OTHER INFORMATION                                                       58
     Capitalization                                                     58
     Voting Rights                                                      60
     Custodian, Transfer Agent and Dividend Disbursing Agent            61
     Independent Auditors                                               61
     Financial Statements                                               61
APPENDIX A                                                              62
APPENDIX B                                                              64


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                           THE INVESTMENT POLICIES AND
                             PRACTICES OF THE FUNDS

      Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware business trust, organized under the laws of Delaware on January 26, 1996 as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

      As a matter of fundamental policy, notwithstanding any limitation otherwise, each Fund is authorized to seek to achieve its investment objective as described in the Prospectus by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

      Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

      The following is a description of investment practices of the Funds and the securities in which they may invest:

      U.S. TREASURY OBLIGATIONS (ALL FUNDS). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

      U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

      The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing

Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

      COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to UltraShort Bond Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Money Market Fund, (i) rated "P-1" by Moody's and "A-1" or better by S&P or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

      CORPORATE DEBT SECURITIES (ALL FUNDS EXCEPT KANSAS TAX-EXEMPT BOND FUND--SEE "VARIABLE RATE DEMAND OBLIGATIONS"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

      MORTGAGE-RELATED SECURITIES (ALL FUNDS). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

      Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

      Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      ASSET-BACKED SECURITIES (MONEY MARKET FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

      MUNICIPAL COMMERCIAL PAPER (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P, "P-2" or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

      MUNICIPAL LEASES (KANSAS TAX-EXEMPT BOND FUND) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

      MUNICIPAL NOTES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

      Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

      MUNICIPAL BONDS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX EXEMPT-BOND FUND). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

      COMMON STOCKS (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

      PREFERRED STOCKS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

      AMERICAN DEPOSITARY RECEIPTS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND STOCK FUND). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

      These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

      In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

      Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

      INVESTMENT IN FOREIGN SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Multi-Manager Stock Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

      FOREIGN EXCHANGE CONTRACTS (INTERNATIONAL MULTI-MANAGER STOCK FUND). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

      The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio's obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio's Investment Sub-Advisers ("Portfolio Sub-Advisers") fail to predict currency values correctly.

      FOREIGN CURRENCY OPTIONS AND RELATED RISKS (INTERNATIONAL MULTI-MANAGER STOCK FUND). The Portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

      The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

      CONVERTIBLE AND EXCHANGEABLE SECURITIES (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, STOCK FUND, AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

      DOMESTIC AND FOREIGN BANK OBLIGATIONS (ALL FUNDS). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund's bank obligations are limited to certificates of deposit and bankers' acceptances.

      INVESTMENTS IN UNITED STATES BANK OBLIGATIONS (INCLUDING FOREIGN BRANCHES) (ALL FUNDS). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

      Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Money Market Fund and Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

      INVESTMENTS IN EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS INVOLVE ADDITIONAL RISKS (ALL FUNDS). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      STRIPS (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund's investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

      ZERO COUPON SECURITIES (ALL FUNDS EXCEPT INTERNATIONAL MULTI-MANAGER STOCK
FUND). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

      OPTIONS ON SECURITIES (STOCK FUND, ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

      The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

      The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

      Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

      DOLLAR ROLL TRANSACTIONS (ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND, MONEY MARKET FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund's net assets.

      SWAP AGREEMENTS (ULTRASHORT BOND FUND AND INTERMEDIATE BOND FUND). To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

      FUTURES, RELATED OPTIONS AND OPTIONS ON STOCK INDICES (STOCK FUND AND INTERNATIONAL MULTI-MANAGER STOCK FUND). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio sub-Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

      A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's or Portfolio's net assets.

      When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

      In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

      During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

      INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.

      OPTIONS ON INTEREST RATE FUTURES CONTRACTS (ALL FUNDS, EXCEPT INTERNATIONAL MULTI-MANAGER STOCK FUND AND KANSAS TAX-EXEMPT BOND FUND). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

      RISKS OF OPTIONS AND FUTURES CONTRACTS(ALL FUNDS). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

      The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

      The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

      "WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (ALL FUNDS). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

      REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Money Market Fund and Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Non-Money Market Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

      REVERSE REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (ALL FUNDS). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity of 397 days or less with respect to the Money Market Fund or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.


      The Funds May Also Buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the Master Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.


      LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund's total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

      The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the

Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


      Securities loans will be made in accordance with the following conditions:
(1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees or Master Trust Board, as applicable, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or Master Trust Board, as applicable, to vote proxies.


      GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (ULTRASHORT BOND
FUND). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment.

      In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

      ILLIQUID SECURITIES (ALL FUNDS). Each Fund, except for the International Multi-Manager Stock Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Multi-Manager Stock Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

      Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.


      The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds' to invest, pursuant to procedures established by the Board of Trustees or the Master Trust Board, as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.



      Pursuant to guidelines set forth by and under the supervision of the Board of Trustees or the Master Trust Board, as applicable, the Adviser or the Portfolio sub-Advisers, will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.


      FOREIGN CURRENCY TRANSACTIONS (INTERNATIONAL MULTI-MANAGER STOCK FUND; INTERMEDIATE BOND FUND; STOCK FUND). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

      The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when a Portfolio sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

      There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

      When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

                             INVESTMENT RESTRICTIONS

      The following restrictions apply to each Fund except the International Multi-Manager Stock Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds' outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

      Each Fund, except as indicated, may not:

      (1) Invest more than 15% (10% with respect to the Money Market Fund and Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

      (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The UltraShort Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

      (3) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

      (4) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

      (5) Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

      (6) Invest more than 10% of its net assets in shares of other investment companies, except that the Kansas Tax-Exempt Bond Fund may only purchase money market fund securities and that each Fund may invest all of its assets in another investment company;

      (7) Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund's policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

      (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

      (9) Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

      (10) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (11) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;


      (12) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry (except that this restriction does not apply to the Money Market Fund which will invest more than 25% of its total assets in securities of financial services companies as described below), provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry. In the case of the Money Market Fund, financial services companies are classified according to end users of their services (for example, automobile finance and diversified finance will be considered separate industries);


      (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax-Exempt Bond Fund may not purchase warrants, straddles, or spreads;

      (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

      (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO's or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

      (16) With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Money Market Fund is subject to the above restriction with respect to 100% of its assets. The Kansas Tax-Exempt Bond Fund will not purchase more than 10% of the voting securities of any one issuer.


      The following restrictions apply to the International Multi-Manager Stock Fund. All fundamental investment policies and non-fundamental policies of the Fund and the Portfolio are identical. Therefore, although the following discusses the investment policies of the Portfolio and the Master Trust Board, it applies equally to the Fund and the Trust's Board of Trustees.


      The following nine restrictions have been adopted by the Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, which as used herein means the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.


      The Portfolio may not:



1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.



2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).



3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.



4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.



5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.



6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.



7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or



8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.



      The following non-fundamental investment restrictions apply to the Portfolio and may be changed with respect to the Portfolio by a vote of a majority of the Master Trust Board. The Portfolio may not:



      1. Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or



      2. Purchase securities on margin or effect short sales, except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.



      The Portfolio may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market, Municipal Money Market, and U.S. Government Money Market Portfolios of the Master Trust. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.


      As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

      If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation.

      The Money Market Fund's diversification tests are measured at the time of initial purchases, and are calculated as specified in Rule 2a-7 of the 1940 Act which may allow the Fund to exceed limits specified herein or in the Prospectus for certain securities subject to guarantees or demand features. The Fund will be deemed to satisfy the maturity requirements described herein or in the Prospectus to the extent it satisfies Rule 2a-7 maturity requirements.

      It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law (for example, Rule 2a-7 of the 1940 Act with respect to the Money Market Fund) the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                         RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

      The Money Market Fund attempts to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Fund will always be able to do so. The Money Market

Fund may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Fund invests.


      The Money Market Fund's policy of concentrating in financial services companies could increase the Fund's exposure to economic or regulatory developments relating to or affecting these companies. Certain financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.


      The price per share of each of the Non-Money Market Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

      There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

      RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio sub-Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

      Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

      The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

CERTAIN RISKS OF INVESTING IN THE INTERNATIONAL MULTI-MANAGER STOCK FUND

      The International Multi-Manager Stock Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the International Multi-Manager Stock Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the International Multi-Manager Stock Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

      The International Multi-Manager Stock Fund may withdraw its entire investment from the Portfolio at any time if the Board determines that it is in the best interest of the International Multi-Manager Stock Fund and its shareholders to do so. The International Multi-Manager Stock Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the International Multi-Manager Stock Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the International Multi-Manager Stock Fund and could affect adversely the liquidity of the International Multi-Manager Stock Fund's portfolio. If the International Multi-Manager Stock Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the International Multi-Manager Stock Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the International Multi-Manager Stock Fund's assets in accordance with its investment objective and policies by the Adviser or the investment of all of the International Multi-Manager Stock Fund's investable assets in another pooled investment entity having substantially the same investment objective as the International Multi-Manager Stock Fund. The inability of the International Multi-Manager Stock Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the International Multi-Manager Stock Fund's assets, could have a significant impact on shareholders of the International Multi-Manager Stock Fund.


      Each investor in the Portfolio, including the International Multi-Manager Stock Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Master Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


      Investors should be aware that the International Multi-Manager Stock Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company. Since the

Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

      In addition to selling its interests to the International Multi-Manager Stock Fund, the Portfolio may sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the International Multi-Manager Stock Fund and would be allowed to charge different sales commissions. Therefore, investors in the International Multi-Manager Stock Fund may experience different returns from investors in another investment company that invests exclusively in the Portfolio. Shareholders may obtain further information concerning other funds that invest in the Portfolio by contacting their sales representative or by calling (800) 967-9009.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

      Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

      The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The American Independence Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of municipal or Kansas obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

The discussion below of Kansas' economic conditions and budget recommendations are based on Kansas' estimates and projections of revenue and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions and there can be no assurances that these estimates will be achieved.

ECONOMIC CONDITIONS. Overall, the Kansas economy is expected to experience continued growth during calendar year 2004. Gross State Product is forecasted to increase by 4.8 percent in 2004 and 2005. Personal income in Kansas is forecasted to increase by 4.5 percent in 2004 compared to 3.0 percent in 2003. Labor market statistics indicate that unemployment in Kansas is up, but experts believe that the outlook is not bleak. The statewide unemployment rate for fiscal year 2003 was 5.0 percent. The latest statistics indicate that Kansas unemployment is still below the national rate of 6.0 percent (September 2003) and that a large part of the state is well below 5.0 percent unemployment. However, the main metropolitan areas are forcing the rate upward. The overall Kansas unemployment rate for fiscal year 2004 is expected to be 5.0 percent, then decrease to 4.0 percent in fiscal year 2005.

      In spite of ongoing cuts in manufacturing employment, the Kansas economy maintained positive job growth in 2003. Although employment growth was experienced during 2003, the state's economic recovery is proceeding at a slower rate than the nation as a whole.

      Although it has been two years since the September 11th terrorist attack, the effects are still being felt in the aircraft manufacturing sector, which has been affected severely since that time. Over 20.0 percent of the manufacturing jobs in Kansas are related to aircraft production. Despite the decreases in aircraft manufacturing, overall employment in the state has continued to grow. This increase is contrary to the result in many states that have been affected less severely by the events of September 11.

      In 2003 employment growth was experienced in farm employment (18.5 percent), natural resources (6.3 percent), finance (2.5 percent), construction (2.2 percent), education and health services (1.7 percent), trade, transportation and utilities (1.3 percent) and government (0.6 percent). The growth in construction employment has been fed largely by ongoing state highway projects, numerous school bond projects across the state, and residential construction that has been fueled by the historically low interest rates.

      Service sector employment growth in 2003 was sustained by the ongoing demand for educational and health professionals. Despite that strong demand, employment declines were experienced during 2003 in manufacturing (-2.9 percent), information (-2.2 percent), professional and technical services (-1.1 percent), and leisure and hospitality (-0.7 percent). Rocked by the MCI/WorldCom accounting scandal last year and an overcapacity in the market, telecommunications companies continued to cut their workforces in 2003. Southwestern Bell Corp. (SBC) and Sprint have both reduced their workforces since last year.

      Although Kansas is expected to experience job growth in the coming years, the level of growth will continue to be lower than experienced during the robust growth in the late 1990's. Overall growth in the manufacturing sector will depend on the fortunes of the state's aircraft manufacturers.

      The Governor has signed a law providing for the issuance of $500.0 million in bond financing that Boeing may use to begin to design and build major components of the 7E7. In November 2003 Boeing confirmed that its Wichita plant will build that aircraft's flight deck and forward section.

      Based on the place of residence data, the Kansas civilian labor force grew at a 2.5 percent rate in 2003 compared to 2.2 percent in 2002 and significantly higher than 1.7 percent and 1.8 percent declines experienced in 2000 and 2001, respectively.

BUDGETARY PROCESS. The Governor is statutorily mandated to present spending recommendations to the Legislature. "The Governor's Budget Report" reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses "The Governor's Budget Report" as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

      The state "fiscal year" runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The "current fiscal year" is the one which ends the coming June. The "actual fiscal year" is the year which concluded the previous June. The "budget year" refers to the next fiscal year, which begins the July following the Legislature's adjournment.

      By law, "The Governor's Budget Report" must reflect actual year spending, the Governor's revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor's spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

      In 1990, the Kansas legislature approved House Bill 2867 which established ending balances as a mechanism to hold state expenditure growth to the level of revenue growth. House Bill 2867 requires that in each fiscal year certain funds be transferred from the State General fund to the newly created cash operating reserve fund. The reserve fund is designed to be available in the event that revenues in the General Fund are insufficient to meet budgeted expenditures. House Bill 2867 also provides that state General Fund balances in addition to the cash operating reserve fund must be one percent of expenditures in fiscal year 1993, two percent of expenditures in fiscal year 1994 and 2.5 percent in 1995 and each fiscal year thereafter.

      During the 2003 Legislative Session the statutes were amended for only fiscal year 2004 to suspend the State General Fund ending balance requirement for that year. For 2005, the Governor submitted two budgets. One conforms to the statutory requirement for a 7.5 percent ending balance. The other budget, the one reflecting the Governor's priorities does not target a specific reserve percentage. Rather, the goal is to ensure that available funds cover the level of expenditures recommended.

BUDGET RECOMMENDATIONS OVERVIEW. The Governor's revised budget recommendations for fiscal year 2003 and new recommendations for fiscal year 2004 outline a finance plan for Kansas that prioritizes education. The recommendations provide enhancements for economic development, higher education, and social services. All of these recommendations are funded from existing resources.

      The current year budget recommendations are slightly less than the budget plan developed by the Governor and the 2003 Legislature. For fiscal year 2004, the Governor recommends a revised total budget of $10.2 billion, with $4.54 billion from the State General Fund. The revised budget is lower than the original budget principally because of the one-time effects of the property tax accelerator and the federal fiscal relief package. In fiscal year 2004 only, the property tax accelerator allows for an expenditure reduction of $163.1 million and the federal fiscal relief package allows for a State General Fund reduction of $62.2 million. The fiscal year 2004 recommendations fully incorporate the expenditures required to cover the most current consensus estimates for SRS and Aging caseloads and for school enrollments.

DEBT POLICIES & PRACTICES. Kansas incurs debt, primarily through the issuance of revenue bonds, only to finance capital improvements, equipment, and certain grant programs, never for operating expenses. The constitution does allow for the issuance of general obligation bonds subject to certain restrictions. However, the state has not exercised this authority for many years.

      The State of Kansas uses debt instruments to finance a portion of its capital expenditures. The Kansas Development Finance Authority ("KDFA") issues revenue bonds for most capital projects of state agencies, with the exception of the Kansas Department of Transportation, which issues debt to finance highway and other transportation projects. The Pooled Money Investment Board has issued loans for capital improvements in the past, but the debt for some of these is still outstanding. In addition, the Department of Administration administers a master lease purchase, third party financing program that can be used to acquire most types of capital equipment.

      KDFA, an independent instrumentality of the state, was created in 1987 and charged by the Legislature with providing access to the capital markets to state agencies and other organizations. KDFA accomplishes this purpose in part by issuing debt to fund capital improvements and certain public purpose programs. KDFA has issued debt for local governmental projects, acquisition and renovation of state office space, construction and renovation of state university facilities, prison construction and expansion, energy conservation improvements, and the IMPACT business development program that is administered by the Kansas Department of Commerce and Housing.

      Provisions in the Kansas Constitution allow for the issuance of general obligation bonds subject to certain restrictions. No bonds have been issued under these provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas agencies. Although the amount of debt for financing capital improvement projects has increased in the past several years, it still constitutes a small part of the overall state budget. The Statistical Abstract of the United States for 2001 showed Kansas with the lowest per capital debt among the 50 states. For this reason, the state has not needed financial control mechanisms, such as debt ceilings.

      Although the state has no general obligation debt, and thus no general obligation debt rating, many recent bond issues have been rated. The underlying ratings for KDFA's most recently issued revenue bonds were Aa1 and AA+ by Moodys and Standard & Poor's, respectively. The ratings for the most recently issued, fixed rate bonds issued by the KDOT were Aa2, AA+, and AA by Moodys, Standard & Poor's, and Fitch, respectively.

      Standard and Poor's recently affirmed an issuer credit rating of AA+, first assigned to the state in 1997. Standard & Poor's credit rating reflects its analysis of the state's creditworthiness. This rating takes into account the absence of general obligation debt, the fact that Kansas has a low total debt obligation in relation to the total state budget, an expanding and diversified economy which has demonstrated strong performance, declining unemployment compared to national trends, conservative fiscal management, sound financial operations, and ample statutorily mandated cash reserves.

      Obligations of issuers of Kansas municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislatures or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas municipal obligations may be materially affected.

OTHER FINANCIAL POLICIES. The State of Kansas observes the following financial policies to manage fiscal affairs responsibly.

OPERATING POLICIES. The state, through performance budgeting principles, allocates available public resources in keeping with the goals and objectives of state agencies as embodied in their strategic plans. The state emphasizes preservation of existing capital facilities over the construction of new ones. A major portion of the Educational Building Fund for universities, Correctional Institutions Building Fund for prisons, and State Institutions Building Fund for hospitals is dedicated to rehabilitation and repair.

REVENUE POLICIES. The state maximized the use of fees, federal funds, and other special revenues to preserve the fiscal integrity of the State General fund and ensure budgetary flexibility. The state uses consensus revenue estimates developed by executive and legislative professional staff as well as university economist consultants as the basis for budgetary decision making. The state collects taxes, penalties and interest, and other revenues. Internally, state collection units make multiple efforts to collect amounts due the state by using various administrative procedures and liens against property. Persistent delinquencies are pursued by a private collection agency and, when necessary, through legal proceedings.

CASH MANAGEMENT POLICIES. On a daily basis, the state monitors receipts into, and expenditures out of, the state treasury. Ensuring the state has adequate resources at the time obligations occur is the primary goal. Managing the timing of expenditures is the first tool used to meet this goal, with certificates of indebtedness utilized as a secondary tool. The state invests idle funds to match the anticipated cash-flow needs by using government securities and collateralized bank deposits to provide safety, liquidity, and yield in that order.

ACCOUNTING, AUDITING, & REPORTING POLICIES. The state prepares financial statements on a modified cash basis, and an independent certified public accounting firm conducts a financial and compliance audit of those statements. As a part of that statewide audit, compliance and control audits of individual agencies are performed at least once every three years. For budgetary purposes, the state avoids double counting expenditures by treating non-expense items and a number of "off budget" as non-reportable.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

      The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.


      The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of December 31, 2004.


                         DOLLAR RANGE OF SECURITIES IN:

                                                                                                           AGGREGATE
                                                                                                             DOLLAR
                                                                                                            RANGE OF
                                                                                                           SECURITIES
                                       INTERNATIONAL                           KANSAS TAX-                  IN THE
                                       MULTI-MANAGER  ULTRASHORT  INTERMEDIATE EXEMPT  BOND  MONEY MARKET     FUND
INTERESTED TRUSTEES*       STOCK FUND   STOCK FUND    BOND FUND    BOND FUND      FUND          FUND        COMPLEX
-------------------------  ----------  -------------  ----------  ------------ ------------  ------------  ----------
Phillip J. Owings               0           0             0            0            0            0              0
Ronald L. Baldwin               0           0             0            0            0            0              0
NON-INTERESTED TRUSTEES**
Terry L. Carter                 0           0             0            0            0            0              0
Thomas F. Kice                  0           0             0            0            0            0              0
George Mileusnic                0           0             0            0            0            0              0
John J. Pileggi                 0           0             0            0            0            0              0
Peter Ochs                      0           0             0            0            0            0              0


* Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc. Messrs. Owings and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Ronald L. Baldwin is a Director and Vice Chairman of INTRUST Financial Services, Inc. Phillip J. Owings is formerly a Director and Executive Vice President of INTRUST Bank.


** Trustees who are not "interested persons" of the Trust as defined under the 1940 Act.

      The age, address and principal occupations for the past five years of each Trustee and executive officer of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219.


                                 POSITION, TERM OF
                               OFFICE AND LENGTH OF
NAME, DATE OF BIRTH (AGE) AND  TIME SERVED WITH THE                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ADDRESS                                TRUST                              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------  --------------------      ---------------------------------------------------------------------------
INTERESTED TRUSTEES
                                        Term
                               Lifetime of Trust until
                               removal, resignation or
                                     retirement*

Phillip J. Owings (Age: 59)    Trustee since             Consultant. Formerly, President and Division Manager Sungard Wealth
14320 Shannon Circle           8/29/00                   Management Services, LLC, (2001 - 2003); formerly, Executive Vice President
Wichita KS 67230                                         of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 49)    Trustee since             Director INTRUST Financial Services, Inc. and INTRUST Brokerage, Inc.;
105 North Main Street          8/29/00                   President and Chief Operating Officer of INTRUST Bank N.A.
Wichita, Kansas 67202

NON-INTERESTED TRUSTEES
                                       Term
                               Lifetime of Trust until
                               removal, resignation or
                                    retirement*

Terry L. Carter (56)           Trustee since 11/25/96    Senior Vice President of QuickTrip Corporation
1235 East 26th Street
Tulsa Oklahoma 74114

Thomas F. Kice (55)            Trustee since 11/25/96    President of Kice Industries, Inc.
1150 Woodridge Dr.
Wichita Kansas 67206

George Mileusnic (50)          Trustee since 11/25/96    Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial
9422 Cross Creek                                         Officer of Dean & Deluca (2000-2001) . Executive Vice President of The
Wichita, Kansas 67206                                    Coleman Company (9/89-9/98).

John J. Pileggi (Age: 48)      Trustee since 11/25/96    Consultant.  Formerly, Chairman of the Board of Trustees. President and
300 West 14th Street, Apt. 503                           Chief Executive Officer, Mercantile Capital Advisors Inc. (2002-2004)
New York, NY 10014                                       Formerly, President and Chief Executive Officer, PLUSFunds.com (2000-2002).
                                                         Formerly, President and CEO  of ING Mutual Fund Management Co. LLC
                                                         (1998-2000). Formerly, Director of Furman Selz LLC (1994- 1998).
Peter Ochs (Age: 51)           Trustee since 9/24/01     Manager of Ochs & Associates, Inc.
319 South Oak Street
Wichita, Kansas 67213

EXECUTIVE OFFICERS
                                        Term
                               Lifetime of Trust until
                               removal, resignation or
                                    retirement*
David Bunstine (Age 41)         President since          Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client Services
                               8/20/04                   Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).

Trent Statczar (Age: 33)       Treasurer since 4/29/02   Director of Financial Services of BISYS Fund Services (2000 - pres.).
                                                         Employed by BISYS (1993 - pres.).
Curtis Barnes (Age: 51)        Secretary since           Vice President, BISYS Fund Services, Inc., 1995-present.
                               12/6/02

                               Chief Compliance          Chief Compliance Officer, INTRUST Financial Services and INTRUST Brokerage,
Alicia Guagliardo(age 39)      Officer since 8/20/04     Inc.; employee of INTRUST since June 2000
Thomas S. Gangel (Age: 49)     Vice President since      President, INTRUST Financial Services, Inc and INTRUST Brokerage, Inc.
                               8/22/02


      The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

                      NAME OF
                    OWNERS AND
                   RELATIONSHIP                                VALUE OF     PERCENT OF
      NAME          TO TRUSTEE    COMPANY    TITLE OF CLASS   SECURITIES      CLASS
----------------   ------------   -------    --------------   ----------    ----------
Terry L. Carter       N/A           N/A           None           N/A           N/A

Thomas F. Kice        N/A           N/A           None           N/A           N/A

George Mileusnic      N/A           N/A           None           N/A           N/A

John J. Pileggi       N/A           N/A           None           N/A           N/A

Peter Ochs            N/A           N/A           None           N/A           N/A


      The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi and Ochs. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by INTRUST or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2004.



      The Trust also has a Nominating and Governance Committee that is comprised of the non-interested Trustees. The Nominating and Governance Committee's primary responsibilities are to nominate Trustee candidates when there is a vacancy on the Board and to oversee the structure, compensation and operation of the Board. The Nominating and Governance Committee does not consider nominees from shareholders. The Nominating and Governance Committee did not meet during the fiscal year ended October 31, 2004.



      Trustees of the Trust not affiliated with INTRUST or the Distributor received from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended; however Mr. Owings receives such fees for his attendance at board meetings. In addition, each of the Board Chairman and the Audit Committee Chairman received an additional meeting fee of $500. All Trustees are reimbursed for all out-of-pocket expenses, such as travel expenses, relating to attendance at such meetings. Trustees who are affiliated with INTRUST (Mr. Baldwin) do not receive compensation from the Trust. Effective November 17, 2004, Trustees of the Trust not affiliated with INTRUST or the Distributor receive from the Trust an annual retainer of $2,000 and a fee of $1,500 for each Board of Trustees meeting and $1,000 for each Audit committee meeting of the Trust attended; however Mr. Owings received such fees for his attendance at board meetings. In addition, the Board Chairman receives an additional annual retainer of $2,000 and an additional meeting fee of $500. In addition, the Vice Chairman of the Board receives an additional fee of $500 for each Board meeting attended. In addition, the Audit Committee Chairman receives an additional fee of $500 for each Audit Committee meeting attended. The following table shows the compensation received by the Trustees for the fiscal year ended October 31, 2004.



                     AGGREGATE       PENSION OR RETIREMENT    ESTIMATED ANNUAL    TOTAL COMPENSATION
                    COMPENSATION   BENEFITS ACCRUED AS PART    BENEFITS UPON        FROM THE FUND
NAME OF TRUSTEE      THE TRUST      OF THE TRUST'S EXPENSES      RETIREMENT            COMPLEX
-----------------   ------------   ------------------------   ----------------    ------------------
                                      INTERESTED TRUSTEES
Phillip J. Owings        $                    N/A                   N/A                   $
Rodney D. Pitts+         $0                   N/A                   N/A                   $0
Troy Jordan+             $0                   N/A                   N/A                   $0
Ronald L. Baldwin        $0                                         N/A                   $0

                                         NON-INTERESTED
                                           TRUSTEES
Terry L. Carter          $                    N/A                   N/A                   $
Thomas F. Kice           $                    N/A                   N/A                   $
George Mileusnic         $                    N/A                   N/A                   $
Peter L. Ochs            $                    N/A                   N/A                   $
John J. Pileggi          $                    N/A                   N/A                   $


+     Messrs. Pitts and Jordan resigned effective February 27, 2004.

RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES


      At a meeting held August 20, 2004, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and INTRUST Bank, the Assumption Agreement between INTRUST Bank and INTRUST (collectively, the "Agreements"). As part of its review of the Agreements, the Board considered the scope and quality of the services provided by INTRUST, including INTRUST's assessment of the Funds' performance and economic viability of the master-feeder arrangement with respect to the International Multi-Manager Fund. The Board also reviewed financial data on INTRUST and focused on INTRUST's long-standing relationship with the Trust. In addition, the Board reviewed comparative performance and expense information of similar funds and profitability analyses of the Adviser and sub-advisers. The Board considered investment advisory fee breakpoints and determined that they were not appropriate at this time. The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that INTRUST provides which include the selection and monitoring of the Sub-Advisers of the Funds, and INTRUST's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to INTRUST of performing services for the Funds in the past year, including the fact that INTRUST waived a portion of its fee for the previous year and will continue to waive a portion of its fee for the current year in order to maintain the Funds' expense ratios and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds, with and without the effects of any voluntary limits on Fund expenses and fees.






TRUSTEES AND OFFICERS OF AMERICAN BEACON MASTER TRUST ("MASTER TRUST")



The Board provides broad supervision over the Master Trust's affairs. American Beacon Advisors, Inc. ("American Beacon"), formerly known as AMR Investment Services, Inc., is responsible for the management of Master Trust assets, and the Master Trust's officers are responsible for the Master Trust's operations. The Trustees and officers of the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds.

                         POSITION, TERM OF OFFICE
                            AND LENGTH OF TIME
                              SERVED WITH THE
NAME, AGE AND ADDRESS          MASTER TRUST        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-----------------------  ------------------------  ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                  Term
                         Lifetime of Trust until
                         removal, resignation or
                               retirement*

William F. Quinn** (57)  Trustee and President     President, American Beacon Advisors, Inc. (1986-Present); Chairman (1989-2003)
                              since 1995           and Director (1979-1986, 2003-Present), American Airlines Federal Credit Union;
                                                   Director, Crescent Real Estate Equities, Inc. (1994-Present); Director,
                                                   Pritchard, Hubble & Herr, LLC (investment adviser) (2001-Present); Advisory
                                                   Director, Southern Methodist University Endowment Fund (1996-Present); Member,
                                                   Southern Methodist University Cox School of Business Advisory Board (1999-2002);
                                                   Member, New York Stock Exchange Pension Manager Committee (1997-1998,
                                                   2000-2002); Chairman, Committee for the Investment of Employee Benefits Defined
                                                   Benefit Sub-Committee (1982-Present); Director, United Way of Tarrant County
                                                   (1988-2000, 2004-Present); Trustee, American Beacon Funds (1987-Present);
                                                   Trustee, American Beacon Mileage Funds (1995-Present); Trustee, American Beacon
                                                   Select Funds (1999-Present).

Alan D. Feld** (68)      Trustee since 1996        Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);
                                                   Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint
                                                   Properties (1994-Present); Trustee, American Beacon Funds (1996-Present);
                                                   Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon
                                                   Select Funds (1999-Present).

NON-INTERESTED TRUSTEES
                                Term
                         Lifetime of Trust until
                         removal, resignation or
                              retirement*

W. Humphrey Bogart (60)  Trustee since 2004        CONSULTANT, NEW RIVER CANADA LTD. (MUTUAL FUND SERVICING COMPANY) (1998-2003);
                                                   BOARD MEMBER, BAYLOR UNIVERSITY MEDICAL CENTER FOUNDATION (1992-PRESENT);
                                                   TRUSTEE, AMERICAN BEACON FUNDS (2004-PRESENT); TRUSTEE, AMERICAN BEACON MILEAGE
                                                   FUNDS (2004-PRESENT); TRUSTEE, AMERICAN BEACON SELECT FUNDS (2004-PRESENT).

Brenda A. Cline (44)     Trustee since 2004        VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY, KIMBELL ART
301 Commerce Street                                FOUNDATION (1993-PRESENT); TRUSTEE, TEXAS CHRISTIAN UNIVERSITY (1999-PRESENT);
Suite 2240                                         TRUSTEE, W.I. COOK FOUNDATION, INC. (D/B/A COOK CHILDREN'S HEALTH FOUNDATION)
Fort Worth, Texas 76102                            (2001-PRESENT); TRUSTEE, AMERICAN BEACON FUNDS (2004-PRESENT); TRUSTEE, AMERICAN
                                                   BEACON MILEAGE FUNDS (2004-PRESENT); TRUSTEE, AMERICAN BEACON SELECT FUNDS
                                                   (2004-PRESENT).

Richard A. Massman (61)  Trustee since 2004        SENIOR VICE PRESIDENT AND GENERAL COUNSEL, HUNT CONSOLIDATED, INC. (HOLDING
                                                   COMPANY ENGAGED IN ENERGY, REAL ESTATE, FARMING, RANCHING AND VENTURE CAPITAL
                                                   ACTIVITIES) (1994-PRESENT); TRUSTEE, AMERICAN BEACON FUNDS (2004-PRESENT);
                                                   TRUSTEE, AMERICAN BEACON MILEAGE FUNDS (2004-PRESENT); TRUSTEE, AMERICAN BEACON
                                                   SELECT FUNDS (2004-PRESENT).

Stephen D. O'Sullivan    Trustee since 1995        CONSULTANT (1994-PRESENT); TRUSTEE, AMERICAN BEACON FUNDS (1987-PRESENT);
(69)                                               TRUSTEE, AMERICAN BEACON MILEAGE FUNDS (1995-PRESENT); TRUSTEE, AMERICAN BEACON
                                                   SELECT FUNDS (1999-PRESENT).

R. Gerald Turner (59)    Trustee since 2001        PRESIDENT, SOUTHERN METHODIST UNIVERSITY (1995-PRESENT); DIRECTOR, CHEMFIRST
225 Perkins Admin. Bldg.                           (1986-2002); DIRECTOR, J.C. PENNEY COMPANY, INC. (1996-PRESENT); DIRECTOR,
Southern Methodist Univ.                           CALIFORNIA FEDERAL PREFERRED CAPITAL CORP. (2001-2003); DIRECTOR, KRONUS
Dallas, Texas 75275                                WORLDWIDE INC. (CHEMICAL MANUFACTURING) (2003-PRESENT); DIRECTOR, FIRST
                                                   BROADCASTING INVESTMENT PARTNERS, LLC (2003-PRESENT); MEMBER, UNITED WAY OF
                                                   DALLAS BOARD OF DIRECTORS; MEMBER, SALVATION ARMY OF DALLAS BOARD OF DIRECTORS;

                         POSITION, TERM OF OFFICE
                            AND LENGTH OF TIME
                              SERVED WITH THE
NAME, AGE AND ADDRESS          MASTER TRUST        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-----------------------  ------------------------  ---------------------------------------------------------------------
                                                   MEMBER, METHODIST HOSPITAL ADVISORY BOARD; MEMBER, KNIGHT COMMISSION ON
                                                   INTERCOLLEGIATE ATHLETICS; TRUSTEE, AMERICAN BEACON FUNDS (2001-PRESENT);
                                                   TRUSTEE, AMERICAN BEACON MILEAGE FUNDS (2001-PRESENT); TRUSTEE, AMERICAN BEACON
                                                   SELECT FUNDS (2001-PRESENT).

Kneeland Youngblood (49) Trustee since 1996        MANAGING PARTNER, PHAROS CAPITAL GROUP, LLC (A PRIVATE EQUITY FIRM)
100 Crescent Court                                 (1998-PRESENT); TRUSTEE, THE HOCKADAY SCHOOL (1997-PRESENT); DIRECTOR, STARWOOD
Suite 1740                                         HOTELS AND RESORTS (2001-PRESENT); MEMBER, COUNCIL ON FOREIGN RELATIONS
Dallas, Texas  75201                               (1995-PRESENT); DIRECTOR, JUST FOR THE KIDS  (1995-2001); DIRECTOR, L&B REALTY
                                                   ADVISORS (1998-2000); TRUSTEE, TEACHERS RETIREMENT SYSTEM OF TEXAS (1993-1999);
                                                   DIRECTOR, STARWOOD FINANCIAL TRUST (1998-2001); TRUSTEE, ST. MARK'S SCHOOL OF
                                                   TEXAS (2002-PRESENT); TRUSTEE, AMERICAN BEACON FUNDS (1996-PRESENT); TRUSTEE,
                                                   AMERICAN BEACON MILEAGE FUNDS (1996-PRESENT); TRUSTEE, AMERICAN BEACON SELECT
                                                   FUNDS (1999-PRESENT).

OFFICERS
                                 Term
                               One Year

Brian E. Brett (44)          VP since 2004         VICE PRESIDENT, DIRECTOR OF SALES, AMERICAN BEACON ADIVSORS, INC. (2004-PRESENT);
                                                   REGIONAL VICE PRESIDENT, NEUBERGER BERMAN, LLC (INVESTMENT ADVISER) (1996-2004).

Nancy A. Eckl (42)           VP since 1995         VICE PRESIDENT, TRUST INVESTMENTS, AMERICAN BEACON ADIVSORS, INC. (1990-PRESENT).

Michael W. Fields (51)       VP since 1995         VICE PRESIDENT, FIXED INCOME INVESTMENTS, AMERICAN BEACON ADIVSORS, INC.
                                                   (1988-PRESENT).

Barry Y. Greenberg (41)    VP since 1995 and       VICE PRESIDENT, LEGAL, COMPLIANCE AND ADMINISTRATION, AMERICAN BEACON ADIVSORS,
                         Secretary since 2004      INC. (1995-PRESENT); DIRECTOR, PRITCHARD, HUBBLE & HERR, LLC (INVESTMENT ADVISER)
                                                   (2004-PRESENT).

Rebecca L. Harris (38)   Treasurer since 1995      VICE PRESIDENT, FINANCE, AMERICAN BEACON ADIVSORS, INC. (1995-PRESENT).

John B. Roberson (46)        VP since 1995         VICE PRESIDENT, CLIENT RELATIONS & SPECIAL PROJECTS, AMERICAN BEACON ADIVSORS,
                                                   INC. (2004-PRESENT); VICE PRESIDENT, DIRECTOR OF SALES, AMERICAN BEACON ADIVSORS,
                                                   INC. (1991-2004); DIRECTOR, PRITCHARD, HUBBLE & HERR, LLC (INVESTMENT ADVISER)
                                                   (2001-PRESENT).



* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.



** Messrs. Quinn and Feld are deemed to be "interested persons" of the Master Trust, as defined by the 1940 Act. Mr. Quinn is President of American Beacon. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Master Trust's sub-advisers.

      The Master Trust has an Audit Committee, consisting of Ms. Cline and Messrs. Bogart, Feld, Massman, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of the Master Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Master Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Master Trust's independent auditors as necessary, 3) to consider the effect upon the Portfolio of any changes in accounting principles or practices proposed by American Beacon or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Portfolio operations, 6) to review the findings of SEC examinations and consult with American Beacon on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2004.

The Master Trust also has a Nominating Committee that is comprised of the non-interested Trustees and Mr. Feld. As set forth in its charter, the Nominating Committee's primary duties are to 1) evaluate the qualifications of potential Interested and Non-Interested Trustees, 2) establish policies and procedures for the review of shareholder-recommended nominees, 3) make recommendations to the full Board for membership on Board committees, and 4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Portfolio. The Nominating Committee met once during the fiscal year ended October 31, 2004.



During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of American Beacon. Mr. Feld has advised the Master Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to American Beacon or AMR Corporation during this period.



      Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Causeway Capital Management LLC ("Causeway") performs advisory services for the Fidelity Pension Trust. Causeway is a sub-adviser to the Portfolio. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in entities affiliated with certain sub-advisers of the Master Trust.



As compensation for their service to the Master Trust, the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of American Beacon. The Trusts pay American Airlines, Inc. the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.



                            Aggregate      Pension or Retirement          Total
                          Compensation    Benefits Accrued as Part    Compensation
                         From the Master    of the Master Trust's    From the Trusts
Name of Trustee              Trust               Expenses              (27 funds)
-----------------------  ---------------  ------------------------   ---------------
                                 INTERESTED TRUSTEES

William F. Quinn               $0                  $0                     $0
Alan D. Feld                   $                   $0                     $

                               NON-INTERESTED TRUSTEES

W. Humphrey Bogart*             $                  $0                     $
Brenda A. Cline*                $                  $0                     $
Ben Fortson**                   $                  $0                     $
Richard A. Massman*             $                  $0                     $
Stephen D. O' Sullivan          $                  $0                     $

R. Gerald Turner                $                  $0                     $
Kneeland Youngblood             $                  $0                     $



*     Mr. Bogart, Ms. Cline and Mr. Massman were elected as Trustees in August
      2004.



** Mr. Fortson retired from the Trusts effective February 28, 2002. He now serves as Trustee Emeritus.



The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.



During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.


INVESTMENT ADVISER


      INTRUST Financial Services, Inc. (the "Adviser") and its parent, INTRUST Bank, N.A. ("INTRUST Bank"), have provided investment advisory services to the Funds since inception of the Funds pursuant to an Advisory Contract dated November 25, 1996 with the Trust (the "Advisory Contract"). Subject to such policies as the Trust's Board of Trustees may determine, the Adviser continuously reviews, supervises and administers the Fund's investment programs. The Advisory Contract provides that, as compensation for services thereunder, the Adviser is entitled to receive from each Fund it manages a monthly fee at an annual rate based upon average daily net assets of the Fund as set forth in the table of Fund Expenses in the Prospectus.



      Prior to March 1, 2000, INTRUST Bank served as investment adviser to the Funds. To accommodate pending changes to the regulatory requirements applicable to banks which serve as investment advisers to registered investment companies contained in the Investment Advisers Act of 1940 as amended, the responsibilities of INTRUST Bank as adviser to the Funds were assumed on March 1, 2000 by INTRUST Brokerage, Inc. (then named INTRUST Financial Services, Inc.), a wholly owned subsidiary of INTRUST Bank. In connection with a restructuring of INTRUST Bank and its subsidiaries, the Funds' Board of Trustees approved on August 21, 2001 a new Assumption Agreement between INTRUST Bank and INTRUST Financial Services, Inc., a newly formed, wholly owned subsidiary of INTRUST Bank. Under the terms of the new Assumption Agreement INTRUST Financial Services assumed all responsibilities of INTRUST pursuant to a Master Advisory Contract with each Fund and a Sub-Advisory Contract with AMR Investment Services with respect to the Stock Fund and Money Market Fund.


      In addition, the Board approved on behalf of each of the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund an Assumption Agreement dated August 21, 2001 which assumes all responsibilities of the former INTRUST Financial Services, Inc. pursuant to such Funds' Sub-advisory Contracts with Galliard Capital Management without change to any terms of the Sub-advisory Contracts.

      No change to the Funds, including their advisory and other fees and the key personnel and portfolio managers, occurred as a result of the new Assumption Agreement.


      The Adviser is a wholly-owned subsidiary of INTRUST Bank which in turn is a majority-owned subsidiary of INTRUST Financial Corporation, a bank holding company. INTRUST Bank is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2004, total assets under management were approximately $2.5 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.



      The Advisory Contract will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned. The Advisory Contract's continuance was most recently approved by the Board of Trustees on August 20, 2004.


SUBADVISERS

      Each of the Sub-advisers has entered into a Sub-Advisory Contract dated November 25, 1996, (except in the case of the Stock Fund, dated November 15, 2000, and the Kansas Tax-Exempt Bond Fund, dated October 27, 2000) with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

ULTRASHORT BOND FUND, INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND

      Galliard Capital Management, Inc. ("Galliard") serves as sub-adviser to the UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund. Galliard, a wholly-owned subsidiary of Wells Fargo Bank Minnesota N.A., was formed July 1, 1995 to specialize in the management of institutional fixed income portfolios. As of December 31, 2003, Galliard managed approximately $15 billion in assets. For the sub-advisory services it provides to the UltraShort Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund, Galliard receives from the Adviser and not the Funds, monthly fees based upon daily net assets at the annual rate of 0.06%, 0.06% and 0.06%, respectively.

MONEY MARKET FUND


      American Beacon serves as sub-adviser to the Money Market Fund. American Beacon, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. American Beacon was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by American Beacon. For the sub-advisory services it provides to the Money Market Fund, American Beacon receives from the Adviser and not the Funds monthly fees based upon average daily net assets at the annual rate of 0.20%.

INTERNATIONAL MULTI-MANAGER STOCK FUND


      American Beacon oversees all administrative, investment advisory and portfolio management services to the Portfolio. The assets of the Portfolio are allocated by American Beacon among one or more sub-advisers. American Beacon also acts as investment adviser to the Portfolio and is required to furnish at its expense all services, facilities and personnel necessary in connection with managing and administering the Portfolio's investments and effecting portfolio transactions for the Portfolio. American Beacon provides the Portfolio with office space, office equipment and personnel necessary to manage and administer the Portfolio's operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Portfolio by third parties. American Beacon also develops the investment program for the Portfolio, selects and changes sub-advisers (subject to approval by the Master Trust Board and appropriate interest holders), allocates assets among sub-advisers, monitors the sub-advisers' investment programs and results, and coordinates the investment activities of the sub-advisers to ensure compliance with regulatory restrictions.



      American Beacon also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, American Beacon receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits Master Trust to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by American Beacon.



      American Beacon serves as investment manager and administrator to the Portfolio. Lazard Asset Management LLC, Causeway Capital Management LLC, Templeton Investment Counsel, LLC and The Boston Company Asset Management, LLC currently serve as Portfolio Sub-Advisers.



      The investment advisory fees payable to American Beacon by the Master Trust are 0.10% of the average daily net assets of the Portfolio plus all fees payable by American Beacon to the Portfolio Sub-Advisers. With respect to INTRUST's advisory fee, INTRUST has undertaken not to charge advisory fees in excess of 0.40% of average daily net assets with respect to the International Multi-Manager Stock Fund as long as the Fund remains completely invested in the Portfolio or any other investment company. INTRUST has contractually agreed not to charge its advisory fee to the Fund in an amount in excess of 0.35% of the average daily net assets of the Fund through October 31, 2004. The investment advisory agreement for the International Multi-Manager Stock Fund provides for an investment advisory fee payable to INTRUST by the Fund of 1.25% of the average annual daily net assets of the Fund, if the Fund does not invest all of its assets in the Portfolio or another investment company. All investment advisory fees are accrued daily and paid monthly.

      None of the Portfolio Sub-Advisers provide any services to the Portfolio except for portfolio investment management and related recordkeeping services.


      American Beacon may enter into new or modified advisory agreements with existing or new sub-advisers without approval of International Multi-Manager Stock Fund shareholders or Portfolio interest holders, but subject to approval of the Master Trust Board. The SEC issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new sub-adviser or implementing a material change with respect to an advisory contract, the Portfolio send a notice to shareholders containing information about the change that would be included in a proxy statement.



      The Advisory Agreement between the Portfolio and American Beacon will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees of the Master Trust or by vote of the holders of beneficial interest of the Portfolio, and in either case by a majority of the Trustees of the Master Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.



      The Advisory Agreement with respect to the Portfolio is terminable without penalty by the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Master Trust, or by American Beacon on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, neither American Beacon nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance if its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of American Beacon's or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement. The Advisory Agreement provides that American Beacon may render services to others.


      The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to the Portfolio.


      Following is a description of the Portfolio Sub-Advisers, each of which has been retained by American Beacon, on behalf of the Portfolio, to provide advisory services to the Portfolio.



      Causeway Capital Management LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm that began operations in June 2001. Assets under management as of December 31, 2004 were approximately $[ ] billion. The advisory contract between American Beacon and Causeway provides for Causeway to receive an annualized advisory fee equal to 0.20% of the first $750 million in Master Trust assets under management and 0.15% of all excess such assets under management.

      Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Freres & Co. LLC, a registered broker-dealer. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $[ ] billion as of December 31, 2004. For its services, American Beacon pays Lazard an annual fee equal to 0.50% of the first $100 million in Master Trust assets under its discretionary management, 0.325% of the next $400 million in assets and 0.20% on all excess assets.



      Templeton Investment Counsel, LLC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $[ ] billion in assets under management as of December 31, 2004. For its services, American Beacon pays Templeton an annualized fee equal to 0.50% of the first $100 million in Master Trust assets under its discretionary management, 0.35% of the next $50 million in assets, 0.30% of the next $250 million in assets and 0.25% on assets over $400 million.



      The Boston Company Asset Management, LLC ("The Boston Company"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2004 were $[ ] billion. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. For its services, American Beacon pays The Boston Company an annualized fee equal to 0.50% on the first $100 million in Master Trust assets under management, 0.30% on the next $100 million in assets under management, 0.25% on the next $100 million in assets under management, and 0.20% on assets under management over $300 million.



      The Master Trust and American Beacon also entered into a Management Agreement dated October 1, 1995, as amended December 17, 1996, July 25, 1997, September 1, 1998, January 1, 1999, May 19, 2000, and October 17, 2001 that obligates American Beacon to provide or oversee all administrative, investment advisory and portfolio management services for the Master Trust.


STOCK FUND


      For the subadvisory services it provides to the Stock Fund, American Beacon receives, from the Adviser and not the Funds, monthly fees based upon average daily net assets at the annual rate of up to 0.45%.



      Effective December 31, 1999, American Beacon retained Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") to manage the Stock Fund's investments. Barrow Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley's main office is at 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204. Barrow Hanley provides sub-advisory investment services to certain mutual fund companies, including Vanguard Windsor II Fund, and as of December 31, 2004 had discretionary investment management authority with respect to approximately $[ ] billion in assets.



ADVISORY FEES. For the fiscal years ended October 31, 2004, 2003 and 2002, the Adviser was entitled to advisory fees in the following amounts:

                                      ADVISORY FEES         ADVISORY FEES     ADVISORY FEES
                                     FYE 10/31/2003        FYE 10/31/2002     FYE 10/31/2004
                                   EARNED     WAIVED     EARNED     WAIVED    EARNED  WAIVED
INTRUST Financial Services, Inc.
 Kansas Tax-Exempt Bond Fund (c)  $451,038   $251,681   $436,534   $222,328     $        $
 Money Market Fund (a)            $181,366   $115,495   $182,674   $ 73,070     $        $
 UltraShort Bond Fund (b)         $217,483   $139,568   $189,073   $121,459     $        $
 Intermediate Bond Fund (b)       $194,881   $ 77,941   $182,028   $ 69,985     $        $
 Stock Fund (b)                   $694,821   $123,364   $750,052   $121,505     $        $
 International Multi-Manager      $212,408   $ 26,552   $203,059   $ 25,383     $        $
 Stock Fund (d)


(a)   Commenced operations on January 23, 1997.

(b)   Commenced operations on January 21, 1997.

(c)   Commenced operations on December 10, 1990.

(d)   Commenced operations on January 20, 1997


For the fiscal years ended October 31, 2004, 2003 and 2002, the Sub-advisers to the separate Funds were entitled to advisory fees in the following amounts:



                                    ADVISORY FEES          ADVISORY FEES      ADVISORY FEES
                                     FYE 10/31/03          FYE 10/31/02        FYE 10/31/04
                                   EARNED     WAIVED     EARNED     WAIVED    EARNED  WAIVED
American Beacon Advisors, Inc.
    Money Market Fund (a)         $145,068   $36,268    $146,139   $ 36,535     $     $
Galliard Capital Management, Inc.
    UltraShort Bond Fund (b)      $ 32,622        --    $ 28,360         --     $        --
    Intermediate Bond Fund (b)    $ 29,232        --    $113,768   $113,768     $        --
Kansas Tax-Exempt Bond Fund       $ 90,206        --    $118,349   $118,170     $        --
American Beacon Advisors, Inc.
      Stock Fund                  $312,670        --    $187,512   $187,512     $        --


(a)   Commenced operations on January 23, 1997.

(b)   Commenced operations on January 21, 1997.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to INTRUST. The Proxy Voting Policies of the Funds and INTRUST are attached as Exhibit B.

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the SEC's website at http:www.sec.gov.

DISTRIBUTION OF FUND SHARES

      The Trust retains BISYS Fund Services Limited Partnership to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares. The Distributor and/or its affiliates, may finance from their own resources, certain activities intended to result in the distribution of the Funds' Shares. The Distributor, at its expense, may provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers as described in the funds' current prospectus. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations appropriate to the purpose of the meeting for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

DISTRIBUTION PLAN

      The Trustees of the Funds have voted to adopt a 12b-1 Distribution Plan for each of the Service Class and the Premium Class (the "Plans") pursuant to Rule l2b-1 of the Investment Company Act of 1940 (the "1940 Act") after having concluded that there is a reasonable likelihood that the Plans will benefit the Funds and its shareholders. The Plans provide for a monthly payment by the Funds to the Distributor in such amounts that the Distributor may request or for direct payment by the Funds, for certain costs incurred under the Plans, subject to periodic Board approval, provided that each such payment is based on the average daily value of each Fund's net assets during the preceding month and is calculated at an annual rate not to exceed 0.25% of the Service Class (except for Kansas Tax-Exempt Bond Fund) average daily net assets and 0.75% of average daily net assets of Class A shares of Kansas Tax-Exempt Bond Fund and the other Funds' Premium Class. The Distributor has contractually agreed to limit expenses of the 12b-1 Plan for the Class A Shares of Kansas Tax-Exempt Bond Fund to 0.35% of the average daily net assets of such class. The Distributor will use all amounts received under the Plans for payments to broker-dealers or financial institutions for their assistance in distributing shares of the Funds and otherwise promoting the sale of Fund shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or financial institution has a distributing relationship. In addition, with respect to the Kansas Tax Exempt Bond Fund's 0.35% distribution fees applicable to Class A shares, Dealer agreements between the Distributor and unaffiliated dealers provide that payment of such distribution fee becomes effective in the 13th month following the date of purchase of all Class A shares held in a clearinghouse relationship with brokers affiliated with INTRUST. The Distributor may also use all or any portion of such fees to pay Fund expenses such as the printing and distribution of prospectuses sent to prospective investors; the preparation, printing and distribution of sales literature and expenses associated with media advertisements.

      The Plans provide for the Distributor to prepare and submit to the Board of Trustees on a quarterly basis written reports of all amounts expended pursuant to the Plans and the purpose for which such expenditures were made. The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without shareholder approval and that other material amendments of the Plans must be approved by the Board of Trustees, and by the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plans or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Trustees who neither are "interested persons" nor have any direct or indirect financial interest in the operation of the Plans, or by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable with respect to the Funds at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or by vote of the holders of a majority of the shares of the Funds. The Adviser and the Administrator from time to time may use a portion of its revenues to pay certain distribution related costs. As shown below, no payments have been made pursuant to the Plans. The Plan's continuance was most recently approved by the Board of Trustees on August 20, 2004.



      DISTRIBUTION FEES. For the fiscal year ended October 31, 2004, BISYS, as Distributor to the Funds, was entitled to, however waived entirely, distribution fees pursuant to the Plan in the following amounts:



                                                         DISTRIBUTION FEES
                                                           FYE 10/31/04
                                                         EARNED    WAIVED
Money Market Fund (Service Class)                          $          $
UltraShort Bond Fund (Service Class)                       $          $
Intermediate Bond Fund (Service Class)                     $          $
Stock Fund (Service Class)                                 $          $
International Multi-Manager Stock Fund (Service Class)     $          $
Kansas Tax-Exempt Bond Fund (Class A)                      $          $


ADMINISTRATION AND FUND ACCOUNTING SERVICES

      BISYS Fund Services Ohio, Inc. ("BISYS") provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications;
(ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% (0.15% for International Multi-Manager Stock Fund, while invested in the Portfolio) of each Fund's average daily net assets.

      The Administration Agreement is for a one-year term and is renewed automatically each year, unless terminated, for successive one year terms. The Administration Agreement will terminate automatically in the event of its assignment.


      ADMINISTRATION FEES. For the fiscal years ended October 31, 2004, 2003 and 2002, BISYS, as Administrator to the Funds was entitled to administration fees in the following amounts:



                                         ADMINISTRATION FEES   ADMINISTRATION FEES    ADMINISTRATION FEES
                                            FYE 10/31/03           FYE 10/31/02           FYE 10/31/04
                                          EARNED      WAIVED    EARNED      WAIVED    EARNED       WAIVED
Money Market Fund                        $145,068      $ 0     $146,139       $0        $            $0
UltraShort Bond Fund                     $108,742        0     $ 94,537        0        $             0
Intermediate Bond Fund                   $97, 441        0     $ 91,015        0        $             0
Stock Fund                               $138,965        0     $150,011        0        $             0
International Multi-Manager Stock Fund   $ 79,653        0     $ 76,147        0        $             0
Kansas Tax-Exempt Bond Fund              $300,698        0     $291,028        0        $             0



      Additionally, BISYS serves as the Fund Accounting Agent to the Trust pursuant to a Fund Accounting Agreement. For the fiscal years ended October 31, 2004, 2003 and 2002 BISYS, as Fund Accountant for the Funds was entitled to fees in the following amounts:



                                         FUND ACCOUNTING FEES  FUND ACCOUNTING FEES   FUND ACCOUNTING FEES
                                             FYE 10/31/03           FYE 10/31/02          FYE 10/31/04
                                         EARNED       WAIVED    EARNED       WAIVED   EARNED       WAIVED
Money Market Fund                        $33,964       $ 0      $33,780        $0       $            $0
UltraShort Bond Fund                     $49,779         0      $46,820         0       $             0
Intermediate Bond Fund                   $49,334         0      $47,786         0       $             0

Stock Fund                               $35,274         0      $35,205         0       $             0
International Multi-Manager Stock Fund   $30,000         0      $30,000         0       $             0
Kansas Tax-Exempt Bond Fund              $58,859         0      $58,927         0       $             0


CODE OF ETHICS


      The Trust, the Distributor, INTRUST and each of the Sub-Advisers (each a "17j-1 organization") have each adopted Codes of Ethics designed to prevent affiliated persons of such 17j-1 organization from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the person subject to the Code. Each 17j-1 organization's Code of Ethics does not permit covered persons to purchase or sell "covered securities" (which may include securities purchased by the Funds ) unless such trade is made pursuant to strict pre-clearance authorization.


SERVICE ORGANIZATIONS

      The Trust also contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. BISYS will not be a Service Organization or receive fees for servicing.


                                          SERVICE ORGANIZATION FEES
                                               FYE 10/31/04
                                          EARNED            WAIVED
Money Market Fund
UltraShort Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund -
Institutional Class
Kansas Tax-Exempt Bond Fund - Class A


      Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, BISYS Fund Services Limited Partnership, LP (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer one or more of the following classes of shares: Kansas Tax Exempt Bond Fund: Class A Shares; Institutional Shares; all other Funds: Service Class Shares, Premium Class Shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. This SAI contains additional information which may be of interest to investors.

SERVICE CLASS AND CLASS A SHARES

      As stated in the Prospectus, the public offering price of Service Class Shares of the Money Market Fund is their net asset value per share. The public offering price of the Class A Shares of the Kansas Tax Exempt Bond Fund and the Service Class Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Service Class Shares or Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

      The prospectus contains a table of applicable sales charges. Certain purchases of Service Class Shares and Class A Shares may be exempt from a sales charge.

      The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the Stock Fund and the International Multi-Manager Stock Fund.

                           SALES CHARGE
                             AS A % OF        DEALER
   INVESTMENT AMOUNT      OFFERING PRICE    CONCESSION
   -----------------      --------------    ----------
$0 up to $99,999               5.00%           4.75%
$100,000 up to $249,999        4.00%           3.75%
$250,000 up to $499,999        3.00%           2.75%
$500,000 up to $999,999        2.50%           2.25%
$1,000,000 and above           2.00%           1.75%

      The offering price is rounded to two decimal places each time a computation is made. The sales charge scale and dealer concessions table set forth below applies to purchases of Service Class Shares of the UltraShort Bond Fund and the Intermediate Bond Fund.

                          SALES CHARGE
                            AS A % OF        DEALER
   YOUR INVESTMENT        OFFERING PRICE    CONCESSION
   ---------------        --------------    ----------
$0 up to $99,999              3.75%           3.50%
$100,000 up to $249,999       3.50%           3.25%
$250,000 up to $499,999       3.00%           2.75%
$500,000 up to $999,999       2.50%           2.25%
$1,000,000 and above          2.00%           1.75%

The sales charge scale and dealer concessions table set forth below applies to purchases of Class A Shares of the Kansas Tax-Exempt Bond Fund.

                           SALES CHARGE
                             AS A % OF        DEALER
   YOUR INVESTMENT        OFFERING PRICE    CONCESSION
   ---------------        --------------    ----------
$0 up to $49,999               4.00%          3.60%
$50,000 up to $99,999          3.50%          3.10%
$100,000 up to $249,999        3.00%          2.75%
$250,000 up to $499,999        2.25%          2.00%
$500,000 up to $999,999        1.50%          1.40%
$1,000,000 and above           0.75%          0.70%

LETTER OF INTENT. The Funds may waive the sales charge on Service Class or Class A Shares pursuant to a signed Letter of Intent. The Letter of Intent ("LOI") will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI. A LOI may include purchase of shares made not more than 90 days prior to the date that an investor signs the LOI; however, the 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. A LOI is not a binding obligation upon the investor to purchase the full amount indicated. If the investor desires to redeem shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the LOI, would apply to the total investment made to date. LOI forms may be obtained from the Distributor or from investment dealers. Interested investors should read the LOI carefully.

COMBINATION PRIVILEGE AND RIGHT OF ACCUMULATION. A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Service Class or Class A shares of one or more of the Funds (excluding the Money Market Fund) or by combining a current purchase of Service Class or Class A shares of a Fund with prior purchases of Shares of any Fund except the Money Market Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Service Class or Class A shares of any Fund (excluding the Money Market Fund) sold with a sales charge plus (ii) the then current purchase of Service Class or shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Service Class or Class A shares held by the Purchaser in any Fund (excluding the Money Market Fund). To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SERVICE CLASS AND CLASS A SALES CHARGE WAIVERS. The following classes of investors may purchase Service Class or Class A shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

- Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

- Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

- Investors for whom INTRUST or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

- Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

- Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits the purchases of Shares;

- Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

                                    EXPENSES

      Except for the expenses paid by the Adviser and BISYS, the Funds bear all costs of their operations.

                        DETERMINATION OF NET ASSET VALUE

MONEY MARKET FUND

      The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs, such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Adviser or the Adviser pursuant to guidelines approved by the Board and subject to the ratification of the Board.

      In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that, the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation, and the limitation with respect to puts does not apply to unconditional puts if no more than 10% of a Fund's total assets are invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of a Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of a Fund's total assets or $1,000,000.

      Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Funds calculated by using available market quotations deviates from $l.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

NON MONEY MARKET FUNDS

      Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment adviser (or the sub-advisor) in accordance with procedures approved by the Trust's Board of Trustees. Circumstances in which fair valuation is used may include when trading has been suspended under circumstances suggesting that the last quoted sale price is not indicative of market value and when a significant event has occurred subsequent to the close of trading on a non-U.S. exchange or money market on which a security owned by a Fund is principally traded, but prior to the time of the Fund's NAV calculation, which reasonably can be expected to affect the value of the security. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occur after the close of the security's principal market. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics.

                             PORTFOLIO TRANSACTIONS

      Investment decisions for the Funds and the Portfolio and for the other investment advisory clients of the Adviser and the Portfolio sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser and the Portfolio sub-Advisers, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      The Funds and the Portfolio have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the Master Trust Board, the Adviser and Portfolio sub-Advisers, as appropriate, are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and the Portfolio to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser and Portfolio sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


      Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions.

      The cost of executing portfolio securities transactions for the Money Market Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Funds or the Sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

      The Adviser and Portfolio sub-Advisers may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser or Portfolio sub-Advisers. By allocating transactions in this manner, the Adviser and the Portfolio sub-Advisers are able to supplement their research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

      Some of these services are of value to the Adviser and Portfolio sub-Advisers in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds and the Portfolio are not reduced because the Adviser or Portfolio sub-Advisers or their affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser and Portfolio sub-Advisers may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser and Portfolio sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser and Portfolio sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


      For the fiscal years ended October 31, 2004, 2003, and 2002, purchase and sale transactions by UltraShort Bond Fund, Intermediate Bond Fund, Money Market Fund, International Multi-Manager Stock Fund and Kansas Tax Exempt Fund did not involve brokerage commissions. The total brokerage commissions paid by the Stock Fund for the fiscal years ended October 31, 2004, 2003, and 2002 were$ , $ ,and $80,982.46, and $, respectively.



      As of October 31, 2004, the Money Market Fund, the UltraShort Bond Fund, the Intermediate Bond Fund and the Stock Fund held investments in securities of their regular broker-dealers as follows:



                           APPROXIMATE AGGREGATE VALUE
                         OF ISSUER'S SECURITIES OWNED BY
         FUND                THE FUNDS  AT 10/31/04         NAME OF BROKER OR DEALER
----------------------   -------------------------------   ---------------------------
Money Market Fund               $  3,500,000               Merrill Lynch & Co., Inc.
Money Market Fund                    977,000               JP Morgan
UltraShort Bond Fund                 226,000               Merrill Lynch & Co., Inc.
UltraShort Bond Fund                 217,000               Morgan Stanley Dean Witter
UltraShort Bond Fund                 215,000               CitiGroup
UltraShort Bond Fund                 368,000               Ford Motor Credit
UltraShort Bond Fund                 301,000               Bank of America
Intermediate Bond Fund               351,000               Bank of America
Intermediate Bond Fund               226,000               Merrill Lynch & Co., Inc.
Intermediate Bond Fund               186,000               CitiGroup
Intermediate Bond Fund               281,000               Morgan Stanley Dean Witter
Intermediate Bond Fund               255,000               Goldman Sachs
Stock Fund                         2,166,000               Bank of America
Stock Fund                         2,609,000               CitiGroup
Stock Fund                         2,258,000               JP Morgan


PORTFOLIO TURNOVER

      Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Funds' Prospectuses and financial statements. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover rates of each Fund for the past five years are included in the Funds' financial highlights section of the Prospectus.


                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION



      It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, on the Funds' website of the Funds and/or an affiliated website. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.



      Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

      (1) the Funds' service providers (including the Funds' custodian, administrator, fund accountant, financing agents, pricing services and certain others necessary for the Funds' day-to-day operations) ("Service Providers"); and



      (2) certain non-service providers (including ratings agencies and other qualified financial professionals for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers").



      Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:



      (1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and



      (2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds' Disclosure Policies.



      Neither the Funds nor the Funds' investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds' Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds' Disclosure Policies.


                                    TAXATION

      The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.


      Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2004 which are available to offset future capital gains, if any:



                                               Amount      Expires
                                               ------      -------
Stock Fund                                 [$4,218,107      2008
Stock Fund                                   3,562,180      2010
Stock Fund                                     166,929      2011
International Multi-Manager Stock Fund       1,673,635      2009
International Multi-Manager Stock Fund       3,913,974      2010
International Multi-Manager Stock Fund       1,113,784      2011
Kansas Tax-Exempt Bond Fund                    617,546      2008
Kansas Tax-Exempt Bond Fund                  1,379,613      2009
Kansas Tax-Exempt Bond Fund                      2,495      2011]


A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's or, in the case of the International Multi-Manager Stock Fund, the Portfolio's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio's excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's and the Portfolio's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

      Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

      Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

      Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

      Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

      Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

      A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

      Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

      Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Multi-Manager Stock Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Multi-Manager Stock Fund, its proportionate share of the Portfolio's foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

TAXATION OF THE PORTFOLIO

      The Portfolio should be classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Multi-Manager Stock Fund (the "Fund"), is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      The Fund will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a Regulated Investment Company. Accordingly, the Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

      Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the

Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

      KANSAS TAX-EXEMPT BOND FUND. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

      To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

      Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

      Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

      Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

      Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must have at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

      Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

      The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund's shares may be subject to withholding of Federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

      A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

      Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

      Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

      Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

                                OTHER INFORMATION

CAPITALIZATION

      The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed portfolios. Prior to March 1, 2000, the Trust was known as "INTRUST Funds Trust". Five of the eleven portfolios of the Trust (the NestEgg Portfolios) are not described in this Statement, but file a separate registration statement and Statement of Additional Information. Each portfolio is comprised of two classes of shares - the "Class A" and "Institutional Class" in the case of the Kansas Tax Exempt Bond Fund and the "Service Class" and the "Premium Class" in the case of the other Funds. The two classes are identical with the exception that the shareholders in the Service Class and the Premium Class may pay 12b-1 distribution in amounts up to 0.25% and 0.75%, respectively of the daily net asset value of the respective class' shares, and shareholders in the Class A Shares of the Kansas Tax Exempt Bond Fund may pay 12b-1 distribution and Service Organization fees in amounts up to 0.75% of the daily net asset value of the Fund's Class A shares (the Fund's Institutional Class is not subject to a 12b-1 fee). The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

      Expenses incurred in connection with each Fund's organization and the public offering of its shares have been deferred and are being amortized on a straight-line basis over a period of not more than five years.


As of February , 2005, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.



MONEY MARKET FUND
SERVICE CLASS                                     PERCENTAGE OWNED
------------------------------                    ----------------
Transco & Company                                      %
PO Box 48698
105 N. Main
Wichita, KS 67201

ULTRASHORT BOND FUND
SERVICE CLASS                                     PERCENTAGE OWNED
------------------------------                    ----------------
TransCo & Company                                      %
P.O. Box 48698
Wichita, KS 67201

INTERMEDIATE BOND FUND

SERVICE CLASS                                     PERCENTAGE OWNED
------------------------------                    ----------------
TransCo & Company                                      %
P.O. Box 48698
Wichita, KS 67201

STOCK FUND
SERVICE CLASS                                     PERCENTAGE OWNED
------------------------------                    ----------------
TransCo & Company                                      %
P.O. Box 48698
Wichita, KS 67201

INT'L MULTI-MANAGER STOCK FUND
SERVICE CLASS                                     PERCENTAGE OWNED
------------------------------                    ----------------
TransCo & Company                                      %
P.O. Box 48698
Wichita, KS 67201

KANSAS TAX-EXEMPT BOND FUND
INSTITUTIONAL CLASS                               PERCENTAGE OWNED
------------------------------                    ----------------
TransCo & Company                                      %
P.O. Box 48698
Wichita, KS 67201

KANSAS TAX-EXEMPT BOND FUND
CLASS A                                           PERCENTAGE OWNED
------------------------------                    ----------------
Fiserv Securities Inc.                                 %
FAO 61546186
2005 Market Street Suite 1200
One Commerce Square
Philadelphia PA 19103

Michael A. Belluomo                                    %
Michael A. Belluomo Living Trust
2245 Bullinger St.
Wichita KS 67204-5531

John D. Cannon                                         %
400 S. Martinson
Wichita KS 67213

Anna Ruth Kice                                         %
8701 Brookhollow Street
Wichita KS 67206


      The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

      Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

      The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


      INTRUST Bank, N.A. acts as custodian of the Trust's assets. BFSI acts as transfer agent for the Funds. For the fiscal year ended October 31, 2004, the custodian earned fees of $, $, $, $ and $ for the Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2003, the custodian earned fees of $13,895, $9,743, $10,873, $30,067, and $14,505, for the Stock Fund,
Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. For the fiscal year ended October 31, 2002, the custodian earned fees of $15,000, $9,101, $9,453, $29,100 and $14,612 for the
Stock Fund, Intermediate Bond Fund, UltraShort Bond Fund, Kansas Tax-Exempt Bond Fund and Money Market Fund, respectively. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust. The International Multi-Manager Stock Fund pays no custodian fees as long as all of its assets are invested in another mutual fund, but incurs its pro-rata portion of the custody fees of Chase Manhattan Bank, N.A. as Portfolio Custodian. The Master Trust Board has reviewed and approved custodial arrangements for securities held outside of the United States in accordance with Rule 17f-5 of the 1940 Act.


INDEPENDENT AUDITORS

      KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191
W. Nationwide Blvd., Suite 500, Columbus, Ohio, 43215.

FINANCIAL STATEMENTS


      The Report of Independent Auditors and Financial Statements of the Funds for the periods ended October 31, 2004 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG LLP, independent certified public accountants, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. The Independent Auditors of the American Beacon Master International Equity Portfolio is Ernst & Young LLP. Copies of such Annual Report are available without charge upon request by writing to American Independence Funds Trust, 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (888) 266-8787.

                                   APPENDIX A

DESCRIPTION OF MOODY'S BOND RATINGS:

      Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

      Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

      Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

      S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

      MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                                   APPENDIX B

                           American Independence Funds
                               Proxy Voting Policy

It is the policy of the Board of Trustees of American Independence Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held in portfolios of American Independence Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

REVIEW OF POLICIES & PROCEDURES

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

VOTING RECORD REPORTING

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

                                   SUBADVISERS

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

RECORD RETENTION

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

REVOCATION

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

                PROXY VOTING GUIDELINES FOR U.S. COMPANIES - 2003
                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-     DEFAULT: N/A

-     BUNDLED: CASE-BY-CASE

      ELECT DIRECTORS (1000)
1000-1      Always vote FOR uncontested director nominees.                 X

1000-2 WITHHOLD votes from director nominees IF XX% or more directors are (1) employees or (2) have financial ties to the company.

1000-3 WITHHOLD votes from director nominees IF XX% or more of directors serving on the nominating committee are employees or have ties.

1000-4 WITHHOLD votes from director nominees IF employee directors serve on the board's nominating committee.

1000-5 WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.

1000-6 WITHHOLD votes from director nominees IF XX% or more directors serving on the compensation committee are employees.

1000-7 WITHHOLD votes from director nominees IF the board will consist of more than XX directors after the election.

1000-8 WITHHOLD votes from director nominees IF the board will consist of fewer than XX directors after the election.

1000-9 WITHHOLD votes from director nominees IF the company has adopted a classified board structure.

1000-10 WITHHOLD votes from director nominees IF the company does not have an independent chair or lead director.

1000-11 WITHHOLD votes from director nominees IF XX% or more employee directors serve on the board's audit committee.

1000-12 WITHHOLD votes from director nominees IF the board does not include at least one woman director.

1000-13 WITHHOLD votes from director nominees IF the board does not include at least one minority director.

1000-14 WITHHOLD votes from audit committee member nominees IF non-audit services exceed XX% of fees.

1000-15 WITHHOLD votes from any director nominee who is retired from active employment and who serve on boards at XX other major companies.

1000-16 WITHHOLD votes from any director nominee who is employed full-time and who serve on boards at XX other major companies.

      CONTESTED ELECTION OF DIRECTORS (1001) CASE-BY-CASE

1001-1      Always vote FOR all management nominees.

1001-2      Always vote AGAINST all management nominees.

     RATIFY SELECTION OF AUDITORS (1010)

1010-1 Always vote FOR a management proposal to ratify the board's selection of auditors.

1010-2 Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

1010-3      Vote AGAINST IF the non-audit services exceed 50% of fees.     X


1010-4 Vote AGAINST IF the auditors have served more than XX consecutive years.

     APPROVE NAME CHANGE (1020)

1020-1      Always vote FOR a management proposal to change the
            company name.                                                  X

1020-2 Always vote AGAINST a management proposal to change the company name.

     APPROVE OTHER BUSINESS (1030)

1030-1      Always vote FOR a management proposal to approve other
            business.                                                      X

1030-2 Always vote AGAINST a management proposal to approve other business.

     ADJOURN MEETING (1035)

1035-1      Always vote FOR a management proposal to adjourn the
            meeting.                                                       X

1035-2 Always vote AGAINST a management proposal to adjourn the meeting.

     APPROVE TECHNICAL AMENDMENTS (1040)

1040-1      Always vote FOR a management proposal to make technical
            amendments to the charter and/or bylaws.                       X

1040-2 Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

     APPROVE FINANCIAL STATEMENTS (1050)

1050-1      Always vote FOR a management proposal to approve financial
            statements.                                                    X

1050-2 Always vote AGAINST a management proposal to approve financial statements.

     INCREASE AUTHORIZED COMMON STOCK (1100)

1100-1      Always vote FOR a management proposal to increase
            authorized common stock.                                       X

1100-2 Always vote AGAINST a management proposal to increase authorized common stock.

1100-3 Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, or recapitalization.

1100-4 Vote AGAINST IF the dilution represents more than XX% of current authorized shares.

     DECREASE AUTHORIZED COMMON STOCK (1101)

1101-1      Always vote FOR a management proposal to decrease
            authorized common stock.                                       X

1101-2 Always vote AGAINST a management proposal to decrease authorized common stock.

     AMEND AUTHORIZED COMMON STOCK (1102)

1102-1      Always vote FOR a management proposal to amend authorized
            common stock.                                                  X

1102-2 Always vote AGAINST a management proposal to amend authorized common stock.

     APPROVE COMMON STOCK ISSUANCE (1103)

1103-1      Always vote FOR a management proposal to approve the
            issuance of authorized common stock.                           X

1103-2 Always vote AGAINST a management proposal to approve the issuance of authorized common stock.

1103-3 Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power.

1103-4 Vote AGAINST IF the stock would be issued at a discount to the fair market value.

1103-5 Vote AGAINST IF the issued common stock has superior voting rights.

     APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS (1104)

1104-1      Always vote FOR a management proposal to approve the
            issuance or exercise of stock warrants.                        X

1104-2 Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.

1104-3      Vote AGAINST IF the warrants, when exercised, would exceed
            XX% of the outstanding voting power.

     AUTHORIZE PREFERRED STOCK (1110)

1110-1 Always vote FOR a management proposal to authorize preferred stock.

1110-2 Always vote AGAINST a management proposal to authorize preferred stock.

1110-3      Vote AGAINST IF the board has unlimited rights to set the
            terms and conditions of the shares.                            X

     INCREASE AUTHORIZED PREFERRED STOCK (1111)

1111-1 Always vote FOR a management proposal to increase authorized preferred stock.

1111-2 Always vote AGAINST a management proposal to increase authorized preferred stock.

1111-3 Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.

1111-4      Vote AGAINST IF the board has unlimited rights to set the
            terms and conditions of the shares.                            X

     DECREASE AUTHORIZED PREFERRED STOCK (1112)

1112-1      Always vote FOR a management proposal to decrease
            authorized preferred stock.                                    X

1112-2 Always vote AGAINST a management proposal to decrease authorized preferred stock.

     CANCEL SERIES OF PREFERRED STOCK (1113)

1113-1      Always vote FOR a management proposal to cancel a class or
            series of preferred stock.                                     X

1113-2 Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

     AMEND AUTHORIZED PREFERRED STOCK (1114) CASE-BY-CASE

1114-1 Always vote FOR a management proposal to amend preferred stock.

1114-2 Always vote AGAINST a management proposal to amend preferred stock.

     APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK (1115)
     CASE-BY-CASE

1115-1 Always vote FOR a management proposal to issue or convert preferred stock.

1115-2 Always vote AGAINST a management proposal to issue or convert preferred stock.

1115-3 Vote AGAINST IF the dilution represents more than XX% of the total voting power.

1115-4 Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

     ELIMINATE PREEMPTIVE RIGHTS (1120)

1120-1 Always vote FOR a management proposal to eliminate preemptive rights.

1120-2      Always vote AGAINST a management proposal to eliminate
            preemptive rights.                                             X

     RESTORE PREEMPTIVE RIGHTS (1121)

1121-1      Always vote FOR a management proposal to create or restore
            preemptive rights.                                             X

1121-2 Always vote AGAINST a management proposal to create or restore preemptive rights.

     AUTHORIZE DUAL CLASS STOCK (1130)

1130-1 Always vote FOR a management proposal to authorize dual or multiple classes of common stock.

1130-2 Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.

1130-3      Vote AGAINST IF the shares have inferior or superior
            voting rights.                                                 X

     ELIMINATE DUAL CLASS STOCK (1131)

1131-1      Always vote FOR a management proposal to eliminate
            authorized dual or multiple classes of common stock.           X

1131-2 Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

     AMEND DUAL CLASS STOCK (1132) CASE-BY-CASE

1132-1 Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.

1132-2 Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.

     INCREASE AUTHORIZED DUAL CLASS STOCK (1133)

1133-1 Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-2 Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.

1133-3      Vote AGAINST IF it will allow the company to issue
            additional shares with superior voting rights.                 X

1133-4 Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.

1133-5 Vote AGAINST IF the dilution is more than XX% of the class of stock.

     APPROVE SHARE REPURCHASE (1140)

1140-1      Always vote FOR a management proposal to approve a stock
            repurchase program.                                            X

1140-2 Always vote AGAINST a management proposal to approve a stock repurchase program.

     APPROVE STOCK SPLIT (1150)

1150-1      Always vote FOR a management proposal to approve a stock
            split.                                                         X

1150-2 Always vote AGAINST a management proposal to approve a stock split.

     APPROVE REVERSE STOCK SPLIT (1151)

1151-1      Always vote FOR a management proposal to approve reverse a
            stock split.                                                   X

1151-2 Always vote AGAINST a management proposal to approve reverse a stock split.

     APPROVE MERGER/ACQUISITION (1200) CASE-BY-CASE

1200-1 Always vote FOR a management proposal to merge with or acquire another company.

1200-2 Always vote AGAINST a management proposal to merge with or acquire another company.

1200-3 Vote AGAINST IF the combined entity would be controlled by a person or group.

1200-4 Vote AGAINST IF the change-in-control provision would be triggered.

1200-5 Vote AGAINST IF the current shareholders would be minority owners of the combined company.

1200-6 Vote AGAINST IF the combined entity would reincorporate or change its governance structure.

1200-7 Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

1200-8 Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

     APPROVE RECAPITALIZATION (1209) CASE-BY-CASE

1209-1 Always vote FOR a management proposal to approve recapitalization.

1209-2 Always vote AGAINST a management proposal to approve recapitalization.

     APPROVE RESTRUCTURING (1210) CASE-BY-CASE

1210-1 Always vote FOR a management proposal to restructure the company.

1210-2 Always vote AGAINST a management proposal to restructure the company.

     APPROVE BANKRUPTCY RESTRUCTURING (1211) CASE-BY-CASE

1211-1 Always vote FOR a management proposal on bankruptcy restructurings.

1211-2 Always vote AGAINST a management proposal on bankruptcy restructurings.

     APPROVE LIQUIDATION (1212) CASE-BY-CASE

1212-1 Always vote FOR a management proposal to approve liquidation.

1212-2 Always vote AGAINST a management proposal to approve liquidation.

     APPROVE REINCORPORATION (1220) CASE-BY-CASE

1220-1 Always vote FOR a management proposal to reincorporate in a different state.

1220-2 Always vote AGAINST a management proposal to reincorporate in a different state.

1220-3 Vote AGAINST IF the proposal would reduce shareholder rights.

1220-4 Vote AGAINST IF the proposal would move the target company's location outside of the U.S.

     APPROVE LEVERAGED BUYOUT (1230) CASE-BY-CASE

1230-1 Always vote FOR a management proposal to approve a leveraged buyout of the company.

1230-2 Always vote AGAINST a management proposal to approve a leveraged buyout of the company.

1230-3 Vote AGAINST IF the company's board did not obtain a fairness opinion from an investment bank.

     APPROVE SPIN-OFF (1240) CASE-BY-CASE

1240-1 Always vote FOR a management proposal to spin off certain company operations or divisions.

1240-2 Always vote AGAINST a management proposal to spin off certain company operations or divisions.

     APPROVE SALE OF ASSETS (1250) CASE-BY-CASE

1250-1 Always vote FOR a management proposal to approve the sale of assets.

1250-2 Always vote AGAINST a management proposal to approve the sale of assets.

     ELIMINATE CUMULATIVE VOTING (1300)

1300-1 Always vote FOR a management proposal to eliminate cumulative voting.

1300-2      Always vote AGAINST a management proposal to eliminate
            cumulative voting.                                             X

     ADOPT CUMULATIVE VOTING (1301)

1301-1      Always vote FOR a management proposal to adopt cumulative
            voting.                                                        X

1301-2 Always vote AGAINST a management proposal to adopt cumulative voting.

     ADOPT DIRECTOR LIABILITY PROVISION (1310)

1310-1      Always vote FOR a management proposal to limit the
            liability of directors.                                        X

1310-2 Always vote AGAINST a management proposal to limit the liability of directors.

     AMEND DIRECTOR LIABILITY PROVISION (1311)

1311-1      Always vote FOR a management proposal to amend director
            liability provisions.                                          X

1311-2 Always vote AGAINST a management proposal to amend director liability provisions.

     ADOPT INDEMNIFICATION PROVISION (1320)

1320-1      Always vote FOR a management proposal to indemnify
            directors and officers.                                        X

1320-2 Always vote AGAINST a management proposal to indemnify directors and officers.

     AMEND INDEMNIFICATION PROVISION (1321)

1321-1      Always vote FOR a management proposal to amend provisions
            concerning the indemnification of directors and officers.      X

1321-2 Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.

     APPROVE BOARD SIZE (1332)

1332-1      Always vote FOR a management proposal to set the board
            size.                                                          X

1332-2 Always vote AGAINST a management proposal to set the board size.

1332-3 Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.

1332-4 Vote AGAINST IF the proposed maximum board size is greater than XX directors.

1332-5 Vote AGAINST IF the proposed minimum board size is less than XX directors.

1332-6 Vote AGAINST IF the board will consist of more than XX directors.

1332-7 Vote AGAINST IF the board will consist of fewer than XX directors.

     NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)

1340-1      Always vote FOR a management proposal to allow the
            directors to fill vacancies on the board without
            shareholder approval.                                          X

1340-2 Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

     GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)

1341-1      Always vote FOR a management proposal to give the board
            the authority to set the size of the board as needed
            without shareholder approval.                                  X

1341-2 Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

     REMOVAL OF DIRECTORS (1342) CASE-BY-CASE

1342-1 Always vote FOR a management proposal regarding the removal of directors.

1342-2 Always vote AGAINST a management proposal regarding the removal of directors.

1342-3 Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.

1342-4 Vote AGAINST IF the proposal would allow for the removal of directors without cause.

     APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350) CASE-BY-CASE

1350-1 Always vote FOR a management proposal to approve non-technical amendments to the company's certificate of incorporation.

1350-2 Always vote AGAINST a management proposal to approve non-technical amendments to the company's certificate of incorporation.

1350-3 Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

     APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351) CASE-BY-CASE

1351-1 Always vote FOR a management proposal to approve non-technical amendments to the company's bylaws.

1351-2 Always vote AGAINST a management proposal to approve non-technical amendments to the company's bylaws.

1351-3 Vote AGAINST IF an amendment would have the effect of reducing shareholders' rights.

     APPROVE CLASSIFIED BOARD (1400)

1400-1 Always vote FOR a management proposal to adopt a classified board.

1400-2      Always vote AGAINST a management proposal to adopt a
            classified board.                                              X

1400-3      Vote AGAINST IF the company has cumulative voting.

1400-4 Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

     AMEND CLASSIFIED BOARD (1401) CASE-BY-CASE

1401-1 Always vote FOR a management proposal to amend a classified board.

1401-2 Always vote AGAINST a management proposal to amend a classified board.

     REPEAL CLASSIFIED BOARD (1402)

1402-1      Always vote FOR a management proposal to repeal a
            classified board.                                              X

1402-2 Always vote AGAINST a management proposal to repeal a classified board.

     ADOPT POISON PILL (1410)

1410-1 Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).

1410-2      Always vote AGAINST a management proposal to ratify or
            adopt a shareholder rights plan (poison pill).                 X

1410-3 Vote AGAINST IF the poison pill contains a "dead-hand" provision.

1410-4      Vote AGAINST IF the company has a classified board.

1410-5 Vote AGAINST IF the poison pill does not have a "sunset" provision.

1410-6 Vote AGAINST IF the poison pill does not have a TIDE provision.

1410-7      Vote AGAINST IF the poison pill trigger is less than XX%.

     REDEEM POISON PILL (1411)

1411-1      Always vote FOR a management proposal to redeem a
            shareholder rights plan (poison pill).                         X

1411-2 Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).

     ELIMINATE SPECIAL MEETING (1420)

1420-1 Always vote FOR a management proposal to eliminate shareholders' right to call a special meeting.

1420-2      Always vote AGAINST a management proposal to eliminate
            shareholders' right to call a special meeting.                 X

     LIMIT SPECIAL MEETING (1421)

1421-1 Always vote FOR a management proposal to limit shareholders' right to call a special meeting.

1421-2 Always vote AGAINST a management proposal to limit shareholders' right to call a special meeting.

1421-3      Vote AGAINST IF the limitation requires more than 50% of
            the outstanding shares to call a special meeting.              X

     RESTORE SPECIAL MEETING (1422)

1422-1      Always vote FOR a management proposal to restore
            shareholders' right to call a special meeting.                 X

1422-2 Always vote AGAINST a management proposal to restore shareholders' right to call a special meeting.

     ELIMINATE WRITTEN CONSENT (1430)

1430-1 Always vote FOR a management proposal to eliminate shareholders' right to act by written consent.

1430-2      Always vote AGAINST a management proposal to eliminate
            shareholders' right to act by written consent.                 X

     LIMIT WRITTEN CONSENT (1431) CASE-BY-CASE

1431-1 Always vote FOR a management proposal to limit shareholders' right to act by written consent.

1431-2 Always vote AGAINST a management proposal to limit shareholders' right to act by written consent.

1431-3 Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

     RESTORE WRITTEN CONSENT (1432)

1432-1      Always vote FOR a management proposal to restore
            shareholders' right to act by written consent.                 X

1432-2 Always vote AGAINST a management proposal to restore shareholders' right to act by written consent.

     ADOPT SUPERMAJORITY REQUIREMENT (1440)

1440-1 Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.

1440-2      Always vote AGAINST a management proposal to establish a
            supermajority vote provision to approve merger or other
            business combination.                                          X

1440-3 Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

     AMEND SUPERMAJORITY REQUIREMENT (1443) CASE-BY-CASE

1443-1 Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.

1443-2 Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

1443-3 Vote AGAINST IF the amendment increases the vote requirement above XX% of the outstanding shares.

     ELIMINATE SUPERMAJORITY REQUIREMENT (1444)

1444-1      Always vote FOR a management proposal to eliminate a
            supermajority vote provision to approve merger or other
            business combination.                                          X

1444-2 Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

     ADOPT SUPERMAJORITY LOCK-IN (1445)

1445-1 Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1445-2      Always vote AGAINST a management proposal to adopt
            supermajority vote requirements (lock-ins) to change
            certain bylaw or charter provisions.                           X

1445-3 Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4 Vote AGAINST IF the proposal would result in establishing a complete lock-in on all of the charter and bylaw provisions.

     AMEND SUPERMAJORITY LOCK-IN (1446)

1446-1 Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-2 Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

1446-3      Vote AGAINST IF the changes would increase the vote
            requirement above 50% of the outstanding shares.               X

1446-4 Vote AGAINST IF the changes would result in a complete lock-in on all of the charter and bylaw provisions.

     ELIMINATE SUPERMAJORITY LOCK-IN (1447)

1447-1      Always vote FOR a management proposal to eliminate
            supermajority vote requirements (lock-ins) to change
            certain bylaw or charter provisions.                           X

1447-2 Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

     CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)

1450-1      Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider
            factors other than the interests of shareholders in
            assessing a takeover bid.                                      X

1450-2 Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

     ADOPT FAIR PRICE PROVISION (1460)

1460-1      Always vote FOR a management proposal that establishes a
            fair price provision.                                          X

1460-2 Always vote AGAINST a management proposal that establishes a fair price provision.

     AMEND FAIR PRICE PROVISION (1461) CASE-BY-CASE

1461-1 Always vote FOR a management proposal to amend a fair price provision.

1461-2 Always vote AGAINST a management proposal to amend a fair price provision.

     REPEAL FAIR PRICE PROVISION (1462)

1462-1 Always vote FOR a management proposal to repeal a fair price provision.

1462-2      Always vote AGAINST a management proposal to repeal a fair
            price provision.                                               X

     ADOPT ANTI-GREENMAIL PROVISION (1470)

1470-1      Always vote FOR a management proposal to limit the payment
            of greenmail.                                                  X

1470-2 Always vote AGAINST a management proposal to limit the payment of greenmail.

     ADOPT ADVANCE NOTICE REQUIREMENT (1480)

1480-1      Always vote FOR a management proposal to adopt advance
            notice requirements.                                           X

1480-2 Always vote AGAINST a management proposal to adopt advance notice requirements.

1480-3 Vote AGAINST IF the provision requires advance notice for director nominations.

1480-4 Vote AGAINST IF the provision requires advance notice of more than XX days.

     OPT OUT OF STATE TAKEOVER LAW (1490) CASE-BY-CASE

1490-1 Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.

1490-2 Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

     OPT INTO STATE TAKEOVER LAW (1491) CASE-BY-CASE

1491-1 Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.

1491-2 Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

     ADOPT STOCK OPTION PLAN (1500)

1500-1 Always vote FOR a management proposal to adopt a stock option plan for employees.

1500-2 Always vote AGAINST a management proposal to adopt a stock option plan for employees.

1500-3 Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.

1500-4      Vote AGAINST IF the minimum equity overhang of all plans
            is more than 10% of outstanding common stock.                  X

1500-5 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1500-6      Vote AGAINST IF the plan permits pyramiding.

1500-7      Vote AGAINST IF the plan allows for the repricing or
            replacement of underwater options.                             X

1500-8 Vote AGAINST IF the plan allows for non-qualified options to be priced at less than XX% of the fair market value on the grant date.

1500-9      Vote AGAINST IF the plan has a share replenishment feature
            (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.

1500-10 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1500-11 Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1500-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1500-13 Vote AGAINST IF the plan contains change-in-control provisions.

1500-14 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1500-15 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1500-16 Vote AGAINST IF the plan administrator may grant reloaded stock options.

1500-17 Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.

1500-18 Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.

1500-19 Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1500-20 Vote AGAINST IF the company does not expense stock options.

     AMEND STOCK OPTION PLAN (1501) CASE-BY-CASE

1501-1      Always vote FOR a management proposal to amend a stock
            option plan for employees.
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
1501-2      Always vote AGAINST a management proposal to amend a stock option plan for employees.

1501-3 Vote AGAINST IF the plan would allow options to be priced at less than XX% fair market value on the grant date.

1501-4 Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.

1501-5 Vote AGAINST IF the amendment extends post-retirement exercise period.

1501-6 Vote AGAINST IF the amendment enhances existing change-in-control features or adds such provisions.

1501-7 Vote AGAINST IF the amendment adds time-lapsing restricted stock awards to those granted.

1501-8 Vote AGAINST IF the amendment increases the per employee limit for awards.

1501-9 Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on non-option awards.

     ADD SHARES TO STOCK OPTION PLAN (1502)

1502-1 Always vote FOR a management proposal to add shares to a stock option plan for employees.

1502-2 Always vote AGAINST a management proposal to add shares to a stock option plan for employees.

1502-3 Vote AGAINST IF the plan dilution is more than XX% of outstanding common stock.

1502-4      Vote AGAINST IF the minimum equity overhang of all plans
            is more than 10% of total outstanding common stock.            X

1502-5 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1502-6      Vote AGAINST IF the plan permits pyramiding.

1502-7 Vote AGAINST IF the company allows for the repricing or replacement of underwater options.

1502-8 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.

1502-9      Vote AGAINST IF the plan has a share replenishment feature
            (evergreen plan) - that is, it adds a specified number or percentage of outstanding shares for awards each year.

1502-10 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1502-11 Vote AGAINST IF the plan permits awards of time-lapsing restricted stock.

1502-12 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1502-13 Vote AGAINST IF the plan contains change-in-control provisions.

1502-14 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1502-15 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1502-16     Vote AGAINST IF the plan administrator may grant reloaded
            stock options.
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
1502-17     Vote AGAINST IF the company allowed the repricing or
            replacement of underwater options in past fiscal year.

1502-18 Vote AGAINST IF the options granted to the top 5 executives exceed XX% of options granted in the past fiscal year.

1502-19 Vote AGAINST IF the 3-year run rate exceeds the 75th percentile of its peer group.

1502-20 Vote AGAINST IF the company does not expense stock options.

     LIMIT ANNUAL AWARDS (1503)

1503-1      Always vote FOR a management proposal to limit
            per-employee annual option awards.                             X

1503-2 Vote AGAINST IF the per-employee limit is more than XX shares per year.

1503-3 Vote AGAINST IF the aggregate per-employee limit is more than XX shares over the life of the plan.

     EXTEND TERM OF STOCK OPTION PLAN (1505)

1505-1 Always vote FOR a management proposal to extend the term of a stock option plan for employees.

1505-2 Always vote AGAINST a management proposal to extend the term of a stock option plan for employees.

1505-3 Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.

1505-4      Vote AGAINST IF the minimum equity overhang of all plans
            is more than 10% of outstanding common stock.                  X

1505-5      Vote AGAINST IF the plan permits pyramiding.

1505-6 Vote AGAINST IF the plan allows repricing or replacement of underwater options.

1505-7 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.

1505-8 Vote AGAINST IF the plan allows for multiple awards and does not set a limit on non-option awards.

1505-9 Vote AGAINST IF the plan permits time-lapsing restricted stock awards.

1505-10 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1505-11 Vote AGAINST IF the plan contains change-in-control provisions.

1505-12 Vote AGAINST IF the plan administrator may provide loans to exercise awards.

1505-13 Vote AGAINST IF the plan administrator may accelerate the vesting of outstanding awards.

1505-14 Vote AGAINST IF the plan administrator may grant reloaded stock options.

1505-15 Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.

1505-16     Vote AGAINST IF the options granted to the top 5
            executives exceed XX % of the options granted in the past
            fiscal year.
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
1505-17     Vote AGAINST IF the 3-year run rate exceeds the 75th
            percentile of its peer group.

1505-18 Vote AGAINST IF the company does not expense stock options.

     ADOPT DIRECTOR STOCK OPTION PLAN (1510)

1510-1 Always vote FOR a management proposal to adopt a stock option plan for non-employee directors.

1510-2 Always vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

1510-3 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value.

1510-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1510-5      Vote AGAINST IF the minimum potential dilution of all
            plans is more than 10% of the outstanding common equity.       X

1510-6 Vote AGAINST IF the plan authorizes 5 or more types of awards.

1510-7 Vote AGAINST IF the plan allows for non-formula discretionary awards.

1510-8 Vote AGAINST IF the plan includes an incentive to receive shares.

1510-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1510-10 Vote AGAINST IF the company does not expense stock options.

     AMEND DIRECTOR STOCK OPTION PLAN (1511) CASE-BY-CASE

1511-1 Always vote FOR a management proposal to amend a stock option plan for non-employee directors.

1511-2 Always vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

1511-3 Vote AGAINST IF the amendment increases the size of the option awards.

1511-4 Vote AGAINST IF the amendment would authorize 5 or more types of awards.

1511-5 Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

1511-6 Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.

     ADD SHARES TO DIRECTOR STOCK OPTION PLAN (1512)
     CASE-BY-CASE

1512-1 Always vote FOR a management proposal to add shares to a stock option plan for non-employee directors.

1512-2 Always vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

1512-3 Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value.

1512-4      Vote AGAINST IF the plan dilution is more than XX% of the
            outstanding common equity.
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
1512-5      Vote AGAINST IF the minimum potential dilution of all
            plans is more than XX% of the outstanding common equity.

1512-6 Vote AGAINST IF the plan authorizes 5 or more types of awards.

1512-7 Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.

1512-8 Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

1512-9 Vote AGAINST IF the company's equity overhang exceeds the 75th percentile of its peer group.

1512-10 Vote AGAINST IF the company does not expense stock options.

     ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)

1520-1      Always vote FOR a management proposal to adopt an employee
            stock purchase plan.                                           X

1520-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% the fair market value.

1520-3 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1520-4 Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

     AMEND EMPLOYEE STOCK PURCHASE PLAN (1521) CASE-BY-CASE

1521-1 Always vote FOR a management proposal to amend an employee stock purchase plan.

1521-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.

     ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)

1522-1      Always vote FOR a management proposal to add shares to an
            employee stock purchase plan.                                  X

1522-2 Vote AGAINST IF the plan allows employees to purchase stock at less than XX% of the fair market value.

1522-3 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1522-4 Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than XX% of the outstanding common equity.

     ADOPT STOCK AWARD PLAN (1530)

1530-1      Always vote FOR a management proposal to adopt a stock
            award plan for executives.                                     X

1530-2 Always vote AGAINST a management proposal to adopt a stock award plan for executives.

1530-3      Vote AGAINST IF the awards vest solely on tenure.

1530-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1530-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

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
1530-6      Vote AGAINST IF the equity overhang including this
            proposal exceeds the 75th percentile of the company's peer group.

     AMEND STOCK AWARD PLAN (1531) CASE-BY-CASE

1531-1 Always vote FOR a management proposal to amend a stock award plan for executives.

1531-2 Always vote AGAINST a management proposal to amend a stock award plan for executives.

1531-3 Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

1531-4 Vote AGAINST IF the amendment increases the per-employee limit for awards.

     ADD SHARES TO STOCK AWARD PLAN (1532) CASE-BY-CASE

1532-1 Always vote FOR a management proposal to add shares to a stock award plan for executives.

1532-2 Always vote AGAINST a management proposal to add shares to a stock award plan for executives.

1532-3      Vote AGAINST IF the awards vest solely on tenure.

1532-4 Vote AGAINST IF the plan dilution is more than XX% of the outstanding common equity.

1532-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1532-6 Vote AGAINST IF the equity overhang including this proposal exceeds the 75th percentile of the company's peer group.

     ADOPT DIRECTOR STOCK AWARD PLAN (1540)

1540-1 Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.

1540-2 Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.

1540-3 Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.

1540-4      Vote AGAINST IF the plan dilution is more than 10% of the
            outstanding common equity.                                     X

1540-5 Vote AGAINST IF the minimum potential dilution for all plans is more than XX% of the outstanding common equity.

1540-6 Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

1540-7 Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

     AMEND DIRECTOR STOCK AWARD PLAN (1541) CASE-BY-CASE

1541-1 Always vote FOR a management proposal to amend a stock award plan for non-employee directors.

1541-2      Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.
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
1541-3      Vote AGAINST IF the amendment increases the award size.

1541-4 Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.

1541-5 Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

1541-6 Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.

     ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)

1542-1 Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.

1542-2 Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.

1542-3 Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.

1542-4      Vote AGAINST IF the plan dilution is more than 10% of the
            outstanding common equity.                                     X

1542-5 Vote AGAINST IF the minimum potential dilution of all plans is more than XX% of the outstanding common equity.

1542-6 Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.

1542-7 Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

     APPROVE ANNUAL BONUS PLAN (1560)

1560-1      Always vote FOR a management proposal to approve an annual
            bonus plan.                                                    X

1560-2 Always vote AGAINST a management proposal to approve an annual bonus plan.

1560-3 Vote AGAINST IF the maximum per-employee payout is not disclosed.

1560-4 Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant's base salary.

1560-5 Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.

1560-6      Vote AGAINST IF the performance criteria is not disclosed.

     APPROVE SAVINGS PLAN (1561)

1561-1      Always vote FOR a management proposal to adopt a savings
            plan.                                                          X

1561-2 Always vote AGAINST a management proposal to adopt a savings plan.

     APPROVE OPTION/STOCK AWARDS (1562) CASE-BY-CASE

1562-1 Always vote FOR a management proposal to grant a one-time option/stock award.

1562-2      Always vote AGAINST a management proposal to grant a
            one-time option/stock award.
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
1562-3      Vote AGAINST IF the option/stock award is priced less than
            XX% of the fair market value on the grant date.

1562-4 Vote AGAINST IF the option/stock award represents dilution of more than XX% of outstanding common equity.

1562-5 Vote AGAINST IF the option/stock award is time-lapsing restricted shares.

1562-6 Vote AGAINST IF the option/stock award is unrestricted shares.

1562-7 Vote AGAINST IF the minimum equity overhang from all plans is more than XX% of the common equity.

1562-8 Vote AGAINST IF the company's overhang, including this proposal, exceeds the 75th percentile of its peer group.

     ADOPT DEFERRED COMPENSATION PLAN (1563)

1563-1      Always vote FOR a management proposal to adopt a deferred
            compensation plan.                                             X

1563-2 Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.

1563-3 Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.

1563-4 Vote AGAINST IF the dilution is more than XX% of the outstanding common equity.

     APPROVE LONG-TERM BONUS PLAN (1564)

1564-1      Always vote FOR a management proposal to approve a
            long-term bonus plan.                                          X

1564-2 Always vote AGAINST a management proposal to approve a long-term bonus plan.

1564-3 Vote AGAINST IF the maximum per-employee payout is not disclosed.

1564-4 Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than XX% of the participant's base salary.

1564-5 Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.

1564-6 Vote AGAINST IF the proposal creates dilution of more than XX% of the outstanding common equity.

1564-7      Vote AGAINST IF the performance criteria is not disclosed.

     APPROVE EMPLOYMENT AGREEMENTS (1565) CASE-BY-CASE

1565-1 Always vote FOR a management proposal to approve an employment agreement or contract.

1565-2 Always vote AGAINST a management proposal to approve an employment agreement or contract.

     AMEND DEFERRED COMPENSATION PLAN (1566) CASE-BY-CASE

1566-1 Always vote FOR a management proposal to amend a deferred compensation plan.

1566-2      Always vote AGAINST a management proposal to amend a
            deferred compensation plan.
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
     EXCHANGE UNDERWATER OPTIONS (1570)

1570-1 Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

1570-2      Always vote AGAINST a management proposal to exchange
            underwater options (options with a per-share exercise
            price that exceeds the underlying stock's current market
            price).                                                        X

1570-3 Vote AGAINST IF the 5 highest paid executives are eligible for the option exchange program.

     AMEND ANNUAL BONUS PLAN (1581) CASE-BY-CASE

1581-1 Always vote FOR a management proposal to amend an annual bonus plan.

1581-2 Always vote AGAINST a management proposal to amend an annual bonus plan.

1581-3 Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

     RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582) CASE-BY-CASE

1582-1 Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-2 Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.

1582-3 Vote AGAINST IF the maximum per-employee payout is not disclosed.

1582-4      Vote AGAINST IF the performance criteria is not disclosed.

1582-5 Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

     AMEND LONG-TERM BONUS PLAN (1586) CASE-BY-CASE

1586-1 Always vote FOR a management proposal to amend a long-term bonus plan.

1586-2 Always vote AGAINST a management proposal to amend a long-term bonus plan.

1586-3 Vote AGAINST IF the plan increases the per-employee maximum bonus.

        SHAREHOLDER PROPOSALS

     SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)

2000-1 Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.

2000-2      Always vote AGAINST a shareholder proposal calling for
            stockholder ratification of auditors.                          X

     SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)

2001-1      Always vote FOR a shareholder proposal calling for the
            auditors to attend the annual meeting.
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
2001-2      Always vote AGAINST a shareholder proposal calling for the
            auditors to attend the annual meeting.                         X

     SP-LIMIT CONSULTING BY AUDITORS (2002)

2002-1      Always vote FOR a shareholder proposal calling for
            limiting consulting by auditors.                               X

2002-2 Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

     SP-ROTATE AUDITORS (2003)

2003-1 Always vote FOR a shareholder proposal calling for the rotation of auditors.

2003-2      Always vote AGAINST a shareholder proposal calling for the
            rotation of auditors.                                          X

     SP-RESTORE PREEMPTIVE RIGHTS (2010)

2010-1      Always vote FOR a shareholder proposal to restore
            preemptive rights.                                             X

2010-2 Always vote AGAINST a shareholder proposal to restore preemptive rights.

     SP-STUDY SALE OR SPIN-OFF (2030)

2030-1 Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

2030-2      Always vote AGAINST a shareholder proposal asking the
            company to study sales, spin-offs or other strategic
            alternatives.                                                  X

     SP-ADOPT CONFIDENTIAL VOTING (2100)

2100-1      Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of
            the proxy ballots.                                             X

2100-2 Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

     SP-COUNTING SHAREHOLDER VOTES (2101)

2101-1      Always vote FOR a shareholder proposal asking the company
            to refrain from counting abstentions and broker non-votes
            in vote tabulations.                                           X

2101-2 Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

     SP-NO DISCRETIONARY VOTING (2102)

2102-1      Always vote FOR a shareholder proposal to eliminate the
            company's discretion to vote unmarked proxy ballots.           X

2102-2 Always vote AGAINST a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

     SP-EQUAL ACCESS TO THE PROXY (2110)

2110-1 Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-2      Always vote AGAINST a shareholder proposal to provide
            equal access to the proxy materials for shareholders.          X
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
2110-3      Vote AGAINST IF the ballot will become open to
            shareholders' nominees.

2110-4 Vote AGAINST IF the change will allow shareholder statements.

     SP-IMPROVE MEETING REPORTS (2120)

2120-1 Always vote FOR a shareholder proposal to improve annual meeting reports.

2120-2      Always vote AGAINST a shareholder proposal to improve
            annual meeting reports.                                        X

     SP-CHANGE ANNUAL MEETING LOCATION (2130)

2130-1 Always vote FOR a shareholder proposal to change the annual meeting location.

2130-2      Always vote AGAINST a shareholder proposal to change the
            annual meeting location.                                       X

     SP-CHANGE ANNUAL MEETING DATE (2131)

2131-1 Always vote FOR a shareholder proposal to change the annual meeting date.

2131-2      Always vote AGAINST a shareholder proposal to change the
            annual meeting date.                                           X

     SP-BOARD INCLUSIVENESS (2201)

2201-1 Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

2201-2      Always vote AGAINST a shareholder proposal asking the
            board to include more women and minorities as directors.       X

     SP-INCREASE BOARD INDEPENDENCE (2202)

2202-1      Always vote FOR a shareholder proposal seeking to increase
            board independence.                                            X

2202-2 Always vote AGAINST a shareholder proposal seeking to increase board independence.

     SP-DIRECTOR TENURE/RETIREMENT AGE (2203)

2203-1 Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

2203-2      Always vote AGAINST a shareholder proposal seeking to
            limit the period of time a director can serve by
            establishing a retirement or tenure policy.                    X

2203-3 Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.

2203-4 Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

     SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)

2204-1      Always vote FOR a shareholder proposal to require minimum
            stock ownership by directors.                                  X

2204-2      Always vote AGAINST a shareholder proposal to require
            minimum stock ownership by directors.
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
2204-3      Vote AGAINST IF the minimum level of ownership required is more than XX shares.

     SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)

2205-1 Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.

2205-2      Always vote AGAINST a shareholder proposal that seeks to
            provide for union or employee representatives on the board
            of directors.                                                  X

     SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206) CASE-BY-CASE

2206-1 Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

2206-2 Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

     SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)

2210-1      Always vote FOR a shareholder proposal to increase the
            independence of the nominating committee.                      X

2210-2 Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

     SP-CREATE NOMINATING COMMITTEE (2211)

2211-1      Always vote FOR a shareholder proposal to create a
            nominating committee of the board.                             X

2211-2 Always vote AGAINST a shareholder proposal to create a nominating committee of the board.

2211-3 Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

     SP-CREATE SHAREHOLDER COMMITTEE (2212)

2212-1 Always vote FOR a shareholder proposal urging the creation of a shareholder committee.

2212-2      Always vote AGAINST a shareholder proposal urging the
            creation of a shareholder committee.                           X

2212-3      Vote AGAINST IF the proposal is a binding bylaw amendment.

     SP-INDEPENDENT BOARD CHAIRMAN (2214)

2214-1      Always vote FOR a shareholder proposal asking that the
            chairman of the board of directors be chosen from among
            the ranks of the non-employee directors.                       X

2214-2 Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

     SP-LEAD DIRECTOR (2215) CASE-BY-CASE

2215-1 Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.

2215-2 Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

                                  96
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
     SP-ADOPT CUMULATIVE VOTING (2220)

2220-1      Always vote FOR a shareholder proposal calling for the
            adoption of cumulative voting.                                 X

2220-2 Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

     SP-REQUIRE NOMINEE STATEMENT IN PROXY (2230)

2230-1 Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

2230-2      Always vote AGAINST a shareholder proposal to require
            directors to place a statement of candidacy in the proxy
            statement.                                                     X

     SP-DOUBLE BOARD NOMINEES (2231)

2231-1 Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.

2231-2      Always vote AGAINST a shareholder proposal to nominate two
            director candidates for each open board seat.                  X

     SP-DIRECTOR LIABILITY (2240)

2240-1      Always vote FOR a shareholder proposal to make directors
            liable for acts or omissions that constitute a breach of
            fiduciary care resulting from a director's gross
            negligence and/or reckless or willful neglect.                 X

2240-2 Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect.

     SP-REPEAL CLASSIFIED BOARD (2300)

2300-1      Always vote FOR a shareholder proposal to repeal a
            classified board.                                              X

2300-2 Always vote AGAINST a shareholder proposal to repeal a classified board.

2300-3 Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

     SP-REDEEM OR VOTE ON POISON PILL (2310)

2310-1      Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder
            rights plan (poison pill).                                     X

2310-2 Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a shareholder rights plan (poison pill).

2310-3 Vote AGAINST IF the proposal seeks to redeem the rights plan.

2310-4      Vote AGAINST IF the board has an independent majority.

2310-5 Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).

2310-6 Vote AGAINST IF the pill does not contain a dead-hand provision.

2310-7 Vote AGAINST IF the company elects the entire board annually.

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
     SP-ELIMINATE SUPERMAJORITY PROVISION (2320)

2320-1      Always vote FOR a shareholder proposal that seeks to
            eliminate supermajority provisions.                            X

2320-2 Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

     SP-REDUCE SUPERMAJORITY PROVISION (2321)

2321-1      Always vote FOR a shareholder proposal that seeks to
            reduce supermajority provisions.                               X

2321-2 Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

     SP-REPEAL FAIR PRICE PROVISION (2324) CASE-BY-CASE

2324-1 Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.

2324-2 Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

     SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)

2325-1      Always vote FOR a shareholder proposal to restore
            shareholders' right to call a special meeting.                 X

2325-2 Always vote AGAINST a shareholder proposal to restore shareholders' right to call a special meeting.

     SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)

2326-1      Always vote FOR a shareholder proposal to restore
            shareholders' right to act by written consent.                 X

2326-2 Always vote AGAINST a shareholder proposal to restore shareholders' right to act by written consent.

     SP-PROHIBIT TARGETED SHARE PLACEMENT (2330) CASE-BY-CASE

2330-1 Always vote FOR a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

2330-2 Always vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

     SP-OPT OUT OF STATE TAKEOVER STATUTE (2341) CASE-BY-CASE

2341-1 Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

2341-2 Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

     SP-REINCORPORATION (2342) CASE-BY-CASE

2342-1 Always vote FOR a shareholder proposal to reincorporate the company in another state.

2342-2 Always vote AGAINST a shareholder proposal to reincorporate the company in another state.


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
2342-3      Vote AGAINST IF the new state has stronger anti-takeover
            provisions.

     SP-ADOPT ANTI-GREENMAIL PROVISION (2350)

2350-1      Always vote FOR a shareholder proposal to limit greenmail
            payments.                                                      X

2320-2 Always vote AGAINST a shareholder proposal to limit greenmail payments.

     SP-RESTRICT EXECUTIVE COMPENSATION (2400)

2400-1 Always vote FOR a shareholder proposal to restrict executive compensation.

2400-2      Always vote AGAINST a shareholder proposal to restrict
            executive compensation.                                        X

2400-3 Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

     SP-DISCLOSE EXECUTIVE COMPENSATION (2401)

2401-1      Always vote FOR a shareholder proposal to enhance the
            disclosure of executive compensation.                          X

2401-2 Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

2401-3 Vote AGAINST IF the proposal extends reporting to all executives paid more than $250,000.

     SP-RESTRICT DIRECTOR COMPENSATION (2402)

2402-1 Always vote FOR a shareholder proposal to restrict director compensation.

2402-2      Always vote AGAINST a shareholder proposal to restrict
            director compensation.                                         X

     SP-CAP EXECUTIVE PAY (2403)

2403-1 Always vote FOR a shareholder proposal to cap executive pay.

2403-2      Always vote AGAINST a shareholder proposal to cap
            executive pay.                                                 X

     SP-PAY DIRECTORS IN STOCK (2405)

2405-1 Always vote FOR a shareholder proposal calling for directors to be paid with company stock.

2405-2      Always vote AGAINST a shareholder proposal calling for
            directors to be paid with company stock.                       X

2405-3 Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

     SP-APPROVE EXECUTIVE COMPENSATION (2406)

2406-1 Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.

2406-2      Always vote AGAINST a shareholder proposal calling for
            shareholder votes on executive pay.                            X


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
     SP-RESTRICT DIRECTOR PENSIONS (2407)

2407-1      Always vote FOR a shareholder proposal calling for the
            termination of director retirement plans.                      X

2407-2 Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

     SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL
     PERFORMANCE (2408)

2408-1 Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

2408-2      Always vote AGAINST a shareholder proposal that asks
            management to review, report on and/or link executive
            compensation to non-financial criteria, particularly
            social criteria.                                               X

2408-3 Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

     SP-NO REPRICING OF UNDERWATER OPTIONS (2409)

2409-1      Always vote FOR a shareholder proposal seeking shareholder
            approval to reprice or replace underwater stock options.       X

2409-2 Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.

2409-3 Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

     SP-GOLDEN PARACHUTES (2414)

2414-1      Always vote FOR a shareholder proposal calling for a ban
            or shareholder votes on future golden parachutes.              X

2414-2 Always vote AGAINST a shareholder proposal calling for a ban or shareholder votes on future golden parachutes.

2414-3 Vote FOR IF the current potential payout exceeds XX.XX times one or more of the executives' salary and bonus.

     SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415) CASE-BY-CASE

2415-1 Always vote FOR a shareholder proposal seeking to award performance-based stock options.

2415-2 Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

                                 100
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
     SP-EXPENSE STOCK OPTIONS (2416)

2416-1      Always vote FOR a shareholder proposal establishing a
            policy of expensing the costs of all future stock options
            issued by the company in the company's annual income
            statement.                                                     X

2416-2 Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

     SP-PENSION FUND SURPLUS (2417) CASE-BY-CASE

2417-1 Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

2417-2 Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

     SP-CREATE COMPENSATION COMMITTEE (2420)

2420-1      Always vote FOR a shareholder proposal to create a
            compensation committee.                                        X

2420-2 Always vote AGAINST a shareholder proposal to create a compensation committee.

     SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421) CASE-BY-CASE

2421-1 Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

2421-2 Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

     SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)

2422-1      Always vote FOR a shareholder proposal to increase the
            independence of the compensation committee.                    X

2422-2 Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

     SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)

2500-1      Always vote FOR a shareholder proposal to increase the
            independence of the audit committee.                           X

2500-2 Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

     SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)

2501-1      Always vote FOR a shareholder proposal to increase the
            independence of key committees.                                X

2501-2 Always vote AGAINST a shareholder proposal to increase the independence of key committees.

                        SOCIAL ISSUE PROPOSALS

     SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)

3000-1 Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.

3000-2      Always vote AGAINST a shareholder proposal that asks the
            company to develop or report on human rights policies.         X

3000-3 Vote AGAINST IF the company does not operate in countries of concern.

     SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)

3005-1 Always vote FOR a shareholder proposal that asks the company to review its operations' impact on local groups.

3005-2      Always vote AGAINST a shareholder proposal that asks the
            company to review its operations' impact on local groups.      X

     SP-BURMA-LIMIT OR END OPERATIONS (3030)

3030-1 Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.

3030-2      Always vote AGAINST a shareholder proposal that asks the
            company to limit or end operations in Burma.                   X

3030-3 Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

3030-4 Vote AGAINST IF the company does not contract directly with the Burmese government.

     SP-BURMA-REVIEW OPERATIONS (3031)

3031-1 Always vote FOR a shareholder proposal that asks management to review operations in Burma.

3031-2      Always vote AGAINST a shareholder proposal that asks
            management to review operations in Burma.                      X

     SP-CHINA-NO USE OF FORCED LABOR (3040)

3040-1 Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.

3040-2      Always vote AGAINST a shareholder proposal that asks
            management to certify that company operations are free of
            forced labor.                                                  X

     SP-CHINA-ADOPT CODE OF CONDUCT (3041)

3041-1 Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

3041-2      Always vote AGAINST a shareholder proposal that asks
            management to implement and/or increase activity on each
            of the principles of the U.S. Business Principles for
            Human Rights of Workers in China.                              X

3041-3 Vote AGAINST IF the company has de minimus operations involving China.


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
     SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)

3100-1 Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2      Always vote AGAINST a shareholder proposal that asks
            management to develop social, economic and ethical
            criteria that the company could use to determine the
            acceptability of military contracts and to govern the
            execution of the contracts.                                    X

3100-3 Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.

     SP-REVIEW ECONOMIC CONVERSION (3110)

3110-1 Always vote FOR a shareholder proposal that asks management to create a plan for converting the company's facilities that are dependent on defense contracts toward production for commercial markets.

3110-2      Always vote AGAINST a shareholder proposal that asks
            management to create a plan for converting the company's
            facilities that are dependent on defense contracts toward
            production for commercial markets.                             X

3110-3 Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.

     SP-REVIEW SPACE WEAPONS (3120)

3120-1 Always vote FOR a shareholder proposal that asks management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

3120-2      Always vote AGAINST a shareholder proposal that asks
            management to report on the company's government contracts for the development of ballistic missile defense
            technologies and related space systems.                        X

     SP-REVIEW FOREIGN MILITARY SALES (3130)

3130-1 Always vote FOR a shareholder proposal that asks management to report on the company's foreign military sales or foreign offset activities.

3130-2      Always vote AGAINST a shareholder proposal that asks
            management to report on the company's foreign military
            sales or foreign offset activities.                            X

3130-3 Vote AGAINST IF all of the company's current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

     SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)

3150-1 Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.

3150-2      Always vote AGAINST a shareholder proposal that asks
            management to limit or end nuclear weapons production.         X

     SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)

3151-1 Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.

3151-2      Always vote AGAINST a shareholder proposal that asks
            management to review nuclear weapons production.               X

                                 103
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
     SP-REVIEW CHARITABLE GIVING POLICY (3210)

3210-1 Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.

3210-2      Always vote AGAINST a shareholder proposal that asks the
            company to establish shareholder-designated contribution
            programs.                                                      X

3210-3 Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.

     SP-LIMIT OR END CHARITABLE GIVING (3215)

3215-1 Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.

3215-2      Always vote AGAINST a shareholder proposal that asks the
            company to limit or end charitable giving.                     X

3215-3 Vote AGAINST IF the company's giving is not excessive or the proposal would end all giving.

     SP-REVIEW POLITICAL SPENDING (3220)

3220-1 Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.

3220-2      Always vote AGAINST a shareholder proposal that asks the
            company to increase disclosure of political spending and
            activities.                                                    X

3220-3 Vote AGAINST IF the information requested is already easily available or if compliance is costly.

     SP-LIMIT OR END POLITICAL SPENDING (3221)

3221-1 Always vote FOR a shareholder proposal that asks the company to limit or end political spending.

3221-2      Always vote AGAINST a shareholder proposal that asks the
            company to limit or end political spending.                    X

3221-3 Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.

     SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)

3222-1 Always vote FOR a shareholder proposal requesting disclosure of company executives' prior government service.

3222-2      Always vote AGAINST a shareholder proposal requesting
            disclosure of company executives' prior government
            service.                                                       X

     SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)

3224-1 Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.

3224-2      Always vote AGAINST a shareholder proposal requesting
            affirmation of political nonpartisanship.                      X

     SP-REVIEW TOBACCO MARKETING (3300)

3300-1 Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.

3300-2      Always vote AGAINST a shareholder proposal that asks
            management to report on or change tobacco product
            marketing practices.                                           X

                                 104
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
3300-3      Vote AGAINST IF no relevant studies suggest the company's
            practices promote illegal sales to minors.

3300-4 Vote AGAINST IF the proposal deals with marketing to specific target groups.

3300-5 Vote AGAINST IF the proposal deals with marketing practices abroad.

3300-6 Vote AGAINST IF the proposal deals with criteria or codes for tobacco ads.

3300-7 Vote AGAINST IF the proposal calls for action beyond reporting.

     SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)

3307-1 Always vote FOR a shareholder proposal to sever links with the tobacco industry.

3307-2      Always vote AGAINST a shareholder proposal to sever links
            with the tobacco industry.                                     X

3307-3 Vote AGAINST IF the company is submitted to a tobacco company.

3307-4      Vote AGAINST IF the company is NOT a health care company.

3307-5 Vote AGAINST IF the company has retail outlets for tobacco products.

3307-6 Vote AGAINST IF the company provides products to the tobacco industry.

3307-7 Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.

3307-8      Vote AGAINST IF the proposal concerns tobacco farmers.

     SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)

3308-1 Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.

3308-2      Always vote AGAINST a shareholder proposal that asks the
            company to review or reduce tobacco harm to health.            X

3308-3 Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.

3308-4 Vote AGAINST IF the proposal concerns research or changes to product ingredients.

3308-5 Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

     SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)

3320-1 Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.

3320-2      Always vote AGAINST a shareholder proposal that asks
            management to review or promote animal welfare.                X

3320-3 Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.

     SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)

3340-1 Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.

3340-2      Always vote AGAINST a shareholder proposal that asks the
            company to report or take action on pharmaceutical drug
            pricing or distribution.                                       X

3340-3      Vote AGAINST IF the proposal asks for more than a report.

3340-4 Vote AGAINST IF the proposal relates only to domestic pricing.

     SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)

3350-1 Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.

3350-2      Always vote AGAINST a shareholder proposal that asks the
            company to take action on embryo or fetal destruction.         X

     SP-REVIEW NUCLEAR FACILITY/WASTE (3400)

3400-1 Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.

3400-2      Always vote AGAINST a shareholder proposal that asks the
            company to review or report on nuclear facilities or
            nuclear waste.                                                 X

3400-3 Vote AGAINST IF the proposal asks for action beyond reporting.

3400-4 Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

     SP-REVIEW ENERGY EFFICIENCY & RENEWABLES (3410)

3410-1 Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.

3410-2      Always vote AGAINST a shareholder proposal that asks the
            company to review its reliance on nuclear and fossil
            fuels, its development or use of solar and wind power, or
            its energy efficiency.                                         X

3410-3      Vote AGAINST IF the proposal asks for more than a report.

     SP-ENDORSE CERES PRINCIPLES (3420)

3420-1 Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.

3420-2      Always vote AGAINST a shareholder proposal that asks
            management to endorse the Ceres principles.                    X

3420-3 Vote AGAINST IF the company has well-established environmental management practices.

3420-4 Vote AGAINST IF the company has an average or better environmental performance record.

     SP-CONTROL GENERATION OF POLLUTANTS (3422)

3422-1 Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).

3422-2      Always vote AGAINST a shareholder proposal that asks the
            company to control generation of pollutant(s).                 X

3422-3 Vote AGAINST IF the proposal asks for action beyond reporting.

3422-4 Vote AGAINST IF the company reports its emissions and plans to limit their future growth.

3422-5 Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

     SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)

3423-1 Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-2 Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.

3423-3 Vote AGAINST IF management has issued a written statement beyond the legal minimum.

     SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)CASE-BY-CASE

3425-1 Always vote FOR a shareholder proposal that asks management to report or take action on climate change.

3425-2      Always vote AGAINST a shareholder proposal that asks
            management to report or take action on climate change.         X

3425-3 Vote AGAINST IF management has issued a statement acknowledging a global warming threat.

3425-4 Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.

3425-5 Vote AGAINST IF management has issued a statement and committed to targets and timetable.

3425-6 Vote AGAINST IF the company is not a major emitter of greenhouse gases.

     SP-REVIEW OR CURB BIOENGINEERING (3430)

3430-1 Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.

3430-2      Always vote AGAINST a shareholder proposal that asks
            management to report on, label or restrict sales of
            bioengineered products.                                        X

3430-3 Vote AGAINST IF the proposal asks for action beyond reporting.

3430-4 Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

     SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)

3440-1 Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.

3440-2      Always vote AGAINST a shareholder proposal that asks the
            company to preserve natural habitat.                           X

3440-3 Vote AGAINST IF the proposal asks for action beyond reporting.

3440-4 Vote AGAINST IF the proposal does not address a unique habitat.

     SP-REVIEW DEVELOPING COUNTRY DEBT (3500)

3500-1 Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.

3500-2      Always vote AGAINST a shareholder proposal asking the
            company to review their developing country debt and
            lending criteria and to report to shareholders on its
            findings.                                                      X

3500-3 Vote AGAINST IF the proposal asks for action beyond reporting.

     SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)

3503-1 Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.

3503-2      Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human
            rights, labor rights or other socioeconomic impacts of its
            credit decisions.                                              X

3503-3 Vote AGAINST IF the proposal asks for action beyond reporting.

     SP-REVIEW FAIR LENDING POLICY (3520)

3520-1 Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.

3520-2      Always vote AGAINST a shareholder proposal requesting
            reports and/or reviews of plans and/or policies on fair
            lending practices.                                             X

     SP-REVIEW PLANT CLOSINGS (3600)

3600-1 Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.

3600-2      Always vote AGAINST a shareholder proposal that asks the
            company to establish committees to consider issues related
            to facilities closure and relocation of work.                  X

     SP-REPORT ON EEO (3610)

3610-1 Always vote FOR a shareholder proposal that asks management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2      Always vote AGAINST a shareholder proposal that asks
            management to report on the company's affirmative action
            policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions
            within the company.                                            X

3610-3      Vote AGAINST IF the company releases its EEO-1 reports.

3610-4 Vote AGAINST IF the company's EEO-1 reports and compliance record indicate it is average.

3610-5 Vote AGAINST IF the information indicates a well-established affirmative action program.

     SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)

3614-1 Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.

3614-2      Always vote AGAINST a shareholder proposal that asks
            management to drop sexual orientation from EEO policy.         X

     SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)

3615-1 Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.

3615-2      Always vote AGAINST a shareholder proposal that asks
            management to adopt a sexual orientation
            non-discrimination policy.                                     X

     SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)

3621-1 Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.

3621-2      Always vote AGAINST a shareholder proposal that asks
            management to report on or review Mexican operations.          X

     SP-ADOPT STANDARDS FOR MEXICAN OPERATION (3622)

3622-1 Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.

3622-2      Always vote AGAINST a shareholder proposal that asks
            management to adopt standards for Mexican operations.          X

     SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)

3630-1 Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.

3630-2      Always vote AGAINST a shareholder proposal that asks
            management to review or implement the MacBride principles.     X

3630-3      Vote AGAINST IF no fair employment problems exist.

     SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)

3632-1 Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.

3632-2      Always vote AGAINST a shareholder proposal that asks the
            company to encourage its contractors and franchisees to
            implement the MacBride principles.                             X

3632-3 Vote AGAINST IF no fair employment problems exist at contractor/franchisee.

     SP-REVIEW GLOBAL LABOR PRACTICES (3680)

3680-1 Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.

3680-2      Always vote AGAINST a shareholder proposal that asks
            management to report on or review its global labor
            practices or those of their contractors.                       X

3680-3 Vote AGAINST IF the company already reports publicly using a recognized standard.

3680-4 Vote AGAINST IF the resolution asks for more than a report.

     SP-MONITOR/ADOPT ILO CONVENTIONS (3681)

3681-1 Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor
            Organization's (ILO) core labor conventions.

3681-2      Always vote AGAINST a shareholder proposal that asks
            management to adopt, implement or enforce a global
            workplace code of conduct based on the International Labor
            Organization's (ILO) core labor conventions.                   X

3681-3 Vote AGAINST IF the proposal asks the company to use third-party monitors.

3681-4 Vote AGAINST IF the company has a reasonable code and monitoring system.

     SP-REPORT ON SUSTAINABILITY (3700)

3700-1 Always vote FOR a shareholder proposal requesting reports on sustainability.

3700-2      Always vote AGAINST a shareholder proposal requesting
            reports on sustainability.                                     X

3700-3 Always vote AGAINST IF the company has already issued a report in GRI format.

                      INDEPENDENCE INVESTMENT LLC

                          PROXY VOTING POLICY

At Independence we recognize that decisions regarding proxy voting can affect the value of a client's account and many questions submitted to shareholders should be resolved based on in-depth analysis and careful consideration. The following proxy voting policy sets forth both our goals and our process for voting proxies on shares of stock held in client accounts where Independence has discretion to vote the proxies:

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied.

1) As a fiduciary under ERISA or otherwise, proxy-voting authority should be exercised keeping in mind a fiduciary's duty to use its best efforts to preserve or enhance the value of a client's account. We should vote on proxy questions with the goal of fostering the interests of the participants and beneficiaries of the account.

2) Proxy questions should be considered within the individual company's circumstances. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3) If a proxy question clearly has the capability of affecting the economic value of the subject company's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock's economic value.

4)    There are, at least, three general classes of proxy questions:

      a. Routine questions which may routinely be voted in favor of management's recommendations such as auditor approval.

      b. Non-routine questions which will normally be uniformly voted in accordance with policies established by Independence's Investment Committee. Examples of questions of this type are votes for anti-greenmail measures, votes against diluting shareholder rights, or votes for or against generic social issue questions.

      c. Finally, there are questions that should be viewed on a case-by-case basis. Examples of questions in which company circumstances might influence the final decision one way or another are questions regarding mergers and acquisitions, anti-takeover measures, golden parachutes and so forth.

Careful attention must be paid to proxy questions that clearly could affect the economic value of the enterprise in question. In some circumstances, event thought a proposal would appear to offer a profit in the short-term, our analysis will conclude that over the long term greater value may be realized by voting against a proposal.

At Independence, the fundamental analysts are responsible for performing research on the companies in which we invest. The same analysts are responsible for decisions regarding proxy voting, as they are the most familiar with company-specific issues. Portfolio managers also provide input when appropriate. By attempting to avoid or sell stocks where the analysts do not have a sufficient comfort level with management, and to continuously monitor management in companies in which we do invest, we attempt to minimize the need for shareholder activism. In general, our philosophy with regard to shareholder activism is as follows: It is the responsibility of management to increase shareholder value. It is our goal to choose the companies that will best increase the value of our clients' portfolios. If we do not believe a company can meet this objective, we should in most cases avoid or sell the stock out of the portfolio.

In certain circumstances the analysts may decide not to vote a proxy where they believe that the costs of voting such a proxy would outweigh the potential benefit to clients (or to the participants and beneficiaries of an ERISA account) of casting a vote. This is more likely to happen where a foreign security is involved.

We currently use Institutional Shareholders Services, Inc. ("ISS") to monitor and complete the proxy voting process for both our domestic and international equity portfolio holdings. ISS is responsible for ascertaining that proxies are received, voted and sent back on a timely basis. Each day our proxy administrator sends ISS our complete list of portfolio holdings. ISS notifies us of shareholder meetings and provides us with an electronic platform on which to vote the proxies. ISS also provides us with an analysis of proxy issues and recommendations for voting, based on criteria that we have approved. Our analysts will consider ISS's recommendations, but voting will be based upon their own analysis. Our analysts direct the manner in which proxies are to be voted, and ISS completes the voting process.

If there is controversy or uncertainty about how any particular proxy question should be voted, our analysts will consult with Independence's senior management and/or Investment Committee. Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients' investments.

Revised 8/14/02

                          PROXY VOTING POLICY STATEMENT
                           OF LAZARD ASSET MANAGEMENT

                                 I. INTRODUCTION

Lazard Asset Management ("Lazard"), a division of Lazard Freres & Co. LLC, is a fiduciary with respect to its clients and, consistent with its fiduciary duty, seeks to vote proxies in favor of its clients' interests. The following guidelines have been established to ensure decision-making that is consistent with Lazard's fiduciary responsibilities. These guidelines are meant only as general descriptions of Lazard's typical voting positions with respect to certain issues. Lazard reviews all proxies individually and makes final decisions based on the merits of each issue.

The initial analysis relating to voting of proxies for an investment management account is made by the portfolio manager and/or security analyst, subject to general policy guidelines set by the firm's Proxy Committee, which is comprised of members of senior management. To the extent that any legal issues are involved, or any documents need additional evaluation, proxy or portfolio management personnel consult with the Lazard Asset Management Legal and Compliance Department. Lazard maintains a record of all votes it casts.

Proxy proposals generally fall into one of four major categories: routine matters, social issues, business proposals, and shareholder democracy.

                                 Routine Matters

Routine proxy proposals, amendments, or resolutions are defined as those that do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

Voting Recommendation

Lazard generally will vote proxies to support management on all routine matters and will typically vote for the following proposals when reflective of reasonable acceptable corporate standards:

1.    Increase in authorized common shares.

2.    Increase in authorized preferred shares, which have one vote per share.

3.    Routine election or re-election of directors.

4.    Appointment or election of auditors.

5.    Directors' liability and indemnification.

6.    Incentive plans.

7.    Stock option plans.

8.    Employee stock purchase or ownership plans.

9.    Name changes.

Lazard will typically vote proxies against shareholder proposals regarding routine matters, as we believe that management is in a better position to address these issues. However, items related to executive compensation, stock options and stock purchase plans may receive additional scrutiny if Lazard believes that the positions taken by management with respect to these plans are not in the best interest of shareholders or other constituents.

SOCIAL ISSUES

Shareholder proposals often attempt to commit management to take certain positions on various social issues, such as labor abuses, equal opportunity and environmental concerns. Although as a fiduciary Lazard must serve exclusively the interests of the account beneficiaries, Lazard seeks to determine the business benefits of corporate actions as well as the social costs of such actions. Inasmuch as Lazard can expect a reasonable person to be a good citizen, Lazard supports an equal level of citizenship from a corporation.

Voting Recommendation

Lazard typically will support management in instances where Lazard feels acceptable efforts are made on behalf of special interests of social conscience which are not detrimental to stockholders. However, Lazard believes that addressing human rights issues is important to corporate success (in that reputational concerns can lead to financial concerns), and will consider supporting shareholder proposals that require management to be more open about these issues.

                               BUSINESS PROPOSALS

Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of these securities.

Voting Recommendation

Lazard typically will vote in favor of the following business proposals as long as shareholder position or values is either preserved or enhanced:

1.    Changing the state of incorporation.

2.    Mergers, acquisitions, dissolution.

3.    Indenture changes.

4.    Changes in capitalization.

5.    Share Repurchase Programs.

SHAREHOLDER DEMOCRACY

Lazard's policy is to consider proposals that might have the effect of entrenching management or disenfranchising shareholders on a case by case basis in light of Lazard's well-defined- fiduciary responsibilities. Although Lazard appreciates the point of view that corporations typically seek continuity in management, and hope to discourage hostile suitors, Lazard believes in shareholder democracy. Lazard typically would not support proposals that would have the effect of removing from shareholder consideration takeover offers that would be forthcoming. Additionally, Lazard will review proposals to classify or declassify a board of directors on a case by case basis, typically voting for proposals that enhance shareholder democracy.

II. Proxies on Shares of Foreign Corporations

While Lazard will use its best efforts to vote all proxies for client accounts in which it has been given the authority to do so, there may be instances where it is not possible to vote proxies, particularly with respect to foreign securities. Unlike the United States, some countries have very short or no notice period requirement, making it difficult for Lazard to obtain information in sufficient time to make an informed decision and register its vote. Additionally, some countries and/or foreign companies prohibit a shareholder from trading in the company's stock between the time the shareholder submits a proxy and the time of the shareholders' meeting. Because Lazard believes that it is of paramount importance that its ability to determine when to sell a specific security not be restricted, Lazard typically will not vote proxies for these companies unless it believes that the potential benefit of voting on a significant proxy issue outweighs the cost of such restrictions.

III. Fiduciary Responsibilities

Implicit in the establishment of the foregoing guidelines is the understanding that each situation ultimately must be considered individually in light of Lazard's fiduciary responsibility to serve the interests of our clients. Thus, Lazard may choose to vote in a manner different than that described above if it believes it is in the best interests of its clients to do so.

6/1/01

                        AMERICAN INDEPENDENCE FUNDS TRUST
                     3435 STELZER ROAD, COLUMBUS, OHIO 43219
                 GENERAL AND ACCOUNT INFORMATION: (888) 266-8787

              INTRUST FINANCIAL SERVICES, INC. - INVESTMENT ADVISER
                          ("INTRUST" OR THE "ADVISER")

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR
              ("BISYS" OR THE "ADMINISTRATOR" OR THE "DISTRIBUTOR")

                       STATEMENT OF ADDITIONAL INFORMATION
                                  PREMIUM CLASS
                                  SERVICE CLASS

                                NestEgg 2010 Fund
                                NestEgg 2020 Fund
                                NestEgg 2030 Fund
                                NestEgg 2040 Fund
                        NestEgg Capital Preservation Fund

         This Statement of Additional Information (the "SAI") describes five NestEgg Funds (each a "Fund", collectively the "NestEgg Funds") offered by American Independence Funds Trust (the "Trust"). The Trust is a registered open-end investment company that currently offers eleven series.

         INTRUST Financial Services, Inc. ("INTRUST") serves as investment adviser (the "Adviser") to the Funds.

         Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by BISYS, as Distributor to the Funds, as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of INTRUST or its affiliates.


         This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2005 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the NestEgg Funds' Annual Report dated October 31, 2003 is incorporated by reference to this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-888-266-8787.



March 1, 2005

                                TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
DESCRIPTIONS OF THE FUNDS
AND THEIR INVESTMENTS AND RISKS.....................................................      3
PORTFOLIO SECURITIES................................................................      6
RISK CONSIDERATIONS.................................................................     15
MANAGEMENT .........................................................................     16
ADMINISTRATION AND FUND ACCOUNTING SERVICES.........................................     22
EXPENSES ...........................................................................     24
DETERMINATION OF NET ASSET VALUE ...................................................     24
PORTFOLIO TRANSACTIONS .............................................................     24
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
TAXATION ...........................................................................     25
OTHER INFORMATION ..................................................................     29
APPENDIX A .........................................................................     33


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

         INVESTMENT OBJECTIVES. The Funds consist of five asset allocation funds, each of which is a diversified fund. The Prospectus for the Funds discusses the investment objectives and strategies for each Fund and explains how each allocates its assets among the different types of underlying mutual funds (the "Underlying Funds") that each Fund may invest in. Each Fund is a "fund of funds," which means that each Fund invests in other mutual funds, primarily passively-managed index funds. Typically, the underlying index fund's investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Periodically, each Fund will adjust its asset allocation to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

         As with all mutual funds, there can be no assurance that the investment objective of each Fund will be achieved. Each Fund's investment objective may be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares.

         INVESTMENT POLICIES. The Funds invest in Underlying Funds which in turn invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the NestEgg Capital Preservation Fund plan to retire before the year 2010). As each target date approaches, each Fund will invest more conservatively, so that over time, stock investments are reduced and bond and money market investments are increased.


         The NestEgg Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each NestEgg Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The Funds may invest in Underlying Funds covering a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the NestEgg Funds, INTRUST employs La Jolla Economics to provide extensive financial and economic data, including risk correlation and expected return statistics with respect to domestic and international equity markets. INTRUST uses this information to allocate the Funds' investments among Underlying Funds representing equity securities, debt securities and money market instruments.


         EQUITY SECURITIES. The Funds may seek U.S. equity market exposure through investment in Underlying Funds which invest in securities representative of the following indices of common stocks:

      - The Standard and Poors ("S&P")/BARRA 500 Stock Index (consisting of primarily large-capitalization U.S. stocks). Included within this index is the following:

      - The Standard and Poors ("S&P")/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

      - The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

      - The Russell 2000 Stock Index (consisting of primarily small-capitalization U.S. Stocks)

         The Funds seek foreign equity market exposure through investment in Underlying Funds which invest in foreign equity securities, American Depositary Receipts, Global Depository Receipts or European Depositary Receipts of issuers whose securities are representative of the following indices of foreign equity securities:

      - The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

      - The Morgan Stanley Capital International Europe, Australasia, Far East(R) Index (MSCI EAFE(R)) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

         The Funds also may seek U.S. and foreign equity market exposure through investment in Underlying Funds which invest in equity securities of U.S. and foreign issuers that are included in other indices.

         DEBT SECURITIES. The Funds may seek U.S. debt market exposure through investment in Underlying Funds which invest in securities representative of the following indices of U.S. debt securities:

      - The Lehman Brothers Aggregate Bond Index (consisting of all U.S. investment-grade corporate bonds)

      - The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

      - The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

      - The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

      - The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

      - The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

         MONEY MARKET FUNDS. Each Fund may invest in Underlying Funds which in turn invest in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

         INVESTMENT RESTRICTIONS. Each Fund has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the outstanding voting securities of such Fund, as the case may be.

         Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust, as the case may be, at any time.

         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following investment restrictions, all of which are fundamental policies.

         Each Fund may not:

         (1) purchase the securities of any single issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

         (2) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

         (3) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

         (4) borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

         (5) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

         (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;.

         (7) purchase the securities of issuers conducting their principal business activity in the same industry, if immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities.

      With respect to paragraph 4, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 5, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund's securities that may be loaned to one-third of the value of its total assets.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds are subject to the following non-fundamental policies.

         As a matter of non-fundamental policy:

         (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited in that, immediately after such purchase not more than 3% of the total voting stock of such issuer is owned by the Fund. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

         (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

         (3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Currently, the Funds do not invest in individual securities.

         (4) purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

                              PORTFOLIO SECURITIES

         THE FUNDS' UNDERLYING FUNDS MAY PARTICIPATE IN THE FOLLOWING PERMITTED INVESTMENT ACTIVITIES AS INDICATED:

         U.S. GOVERNMENT OBLIGATIONS. The Underlying Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         SECURITIES OF NON-U.S. ISSUERS. The Underlying Funds may invest in certain securities of non-U.S. issuers as discussed below.

         OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. The Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Underlying Fund's investment adviser to be of comparable quality to the other obligations in which such Underlying Fund may invest. The Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

         The Underlying Funds may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

         FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. The Underlying Funds may invest in equity securities of foreign issuers and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") of such issuers.

         ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of underlying foreign securities, EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs, CDRs and GDRs in bearer form are designed for use in Europe. An Underlying Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         MORTGAGE-BACKED SECURITIES. The Underlying Funds may invest in mortgage-backed securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors generally by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates) and prepayment risk. Prepayment risk is the risk to the Underlying Funds that, as interest rates fall, homeowners will refinance existing mortgages, causing mortgage-backed securities to have reduced yields.

         GNMA MBSs include GNMA Mortgage Pass-through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

         FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund or underlying Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Fund or Underlying Fund invests. The Funds do not expect to engage in these transactions at this time or in the near future. A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An Index Futures Contract provides for the delivery, at a designated date, time and place of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the contract is originally struck, no physical delivery of the securities comprising the index is made. Options on Futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). At the time it enters into a futures transaction, a Fund or Underlying Fund is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

         A Fund may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Fund; (ii) the purchase of a futures contract when such Fund hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit theFund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Fund purchases a futures contracts, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

         If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, a Fund experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Fund (e.g., from purchases and redemptions of Fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Funds expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

         Transactions by a Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Underlying Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Fund or Underlying Fund could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

         In order to comply with undertakings made by the Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

         STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Each Fund or underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund decides to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

         Options on stock indices are similar to options on stock except that
(a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of case received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

      EXCHANGE-TRADED FUNDS. Each Fund or underlying Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, a Fund's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

         INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES CONTRACTS. The Underlying Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Underlying Fund's securities which are the subject of the transaction.

         INTEREST RATE AND INDEX SWAPS. Each Fund or Underlying Fund may enter into interest rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund or Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund or Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund or Underlying Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund or Underlying Fund enters into a swap, it will maintain cash or liquid securities in a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund or Underlying Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund or Underlying Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case an Underlying Fund may not receive net amount of payments that a Fund or Underlying Fund contractually is entitled to receive.

         FOREIGN CURRENCY AND FUTURES TRANSACTIONS. Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive an Underlying Fund of unrealized profits or force such Underlying Fund to cover its commitments for purchase or resale, if any, at the current market price.

         The Underlying Funds may combine forward currency exchange contracts with investments in securities denominated in other currencies.

         The Underlying Funds also may maintain short positions in forward currency exchange transactions, which would involve the Underlying Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Underlying Fund contracted to receive in the exchange.

         Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the CFTC and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause an Underlying Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The Underlying Funds may engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Underlying funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If an Underlying fund enters into a foreign currency transaction or forward contract, such Underlying Fund deposits, if required by applicable regulations, with the Underlying Fund's custodian cash or high-grade debt securities in a segregated account of the Underlying Fund in an amount at least equal to the value of the Underlying Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the Underlying Fund's commitment with respect to the contract.

         At or before the maturity of a forward contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Underlying Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, such Underlying Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Underlying Fund realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Underlying Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

         The purchase of options on currency futures allows a Underlying Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

         FUTURE DEVELOPMENTS. Each Fund or Underlying Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund or Underlying Fund. Before entering into such transactions or making any such investment, a Fund would provide appropriate disclosure in its prospectus or this SAI.

         INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other investment companies. Under the 1940 Act, a Fund's investment in such securities currently is limited, in accordance with the following certain exceptions (i) immediately after such purchase not more than 3% of the total voting stock of such issuer is owned by the Fund, and (ii) the Fund's offering price does not involve a sales load of more than 1.5%. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Fund may also purchase shares of exchange listed closed-end funds. Each investment company will be a registered investment company and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Adviser believes that such investment companies provide a sound foundation upon which to base an investment portfolio.

         About Index Funds. The underlying index funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each underlying index fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each such index fund's expenses (which can be expected to reduce the total return of that fund), the total return of its respective index. The investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the index funds. Since each index fund seeks to replicate the total return of its target index, the investment adviser of the index fund generally will not attempt to judge the merits of any particular security as an investment. Under normal circumstances, it is anticipated that an underlying index fund's total return over periods of one year and longer will approximate, but not match, the total return of the applicable indices.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

         SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive' strategies are appropriate (currently the Adviser does not view defensive strategies as appropriate): (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime1" by Moody's or "A1+" or "A1" by S&P, or, if unrated, of comparable quality as determined by INTRUST; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of INTRUST are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

         BANK OBLIGATIONS. The Funds may invest temporarily in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by an Underlying Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC").

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable-interest rates.

         Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by an Underlying Fund are insured by the FDIC (although such insurance may not be of material benefit to the Underlying Fund, depending on the principal amount of the CDs of each bank held by the Underlying Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, INTRUST carefully evaluates such investments on a case-by-case basis.

         The Funds may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Underlying Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC.

         COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds or underlying Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

         The Underlying Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

         REPURCHASE AGREEMENTS. The Underlying Funds may each engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Underlying Fund may enter into repurchase agreements wherein the seller of a security to the Underlying Fund agrees to repurchase that security from the Underlying Fund at a mutually agreed-upon time and price that involves the acquisition by the Underlying Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Underlying Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Underlying Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Underlying Fund under a repurchase agreement. Certain costs may be incurred by the Underlying Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Underlying Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Underlying Fund in connection with insolvency proceedings), it is the policy of the Underlying Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Repurchase agreements are considered to be loans by a Underlying Fund under the 1940 Act.

         FORWARD COMMITMENTS, WHEN ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS. Each Underlying Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, an Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

         BORROWING MONEY. As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

         LENDING PORTFOLIO SECURITIES. The Funds do not intend to lend portfolio securities. To the extent each Underlying Fund lends its portfolio securities to brokers, dealers and other financial institutions (but not individuals), it may be subject to certain limitations. By lending its portfolio securities, an Underlying Fund can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower.

         The principal risk of portfolio lending for an Underlying Fund is the potential default or insolvency of the borrower. In either of these cases, an Underlying Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Underlying Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

         The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Underlying Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Underlying Fund must be able to terminate the loan at any time; (4) the Underlying Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Underlying Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         CONVERTIBLE SECURITIES. Each Underlying Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to nonconvertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a nonconvertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

         In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         WARRANTS. Each Underlying Fund may invest in warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

         FIXED INCOME OBLIGATIONS. Investors should be aware that even though interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of an Underlying Fund's portfolio security has been changed to a rating below investment grade, the particular Underlying Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by an Underlying Fund is downgraded to a rating below investment grade, such Underlying Fund may continue to hold the obligation until such time as the Underlying Fund's investment adviser determines it to be advantageous for the Underlying Fund to sell the obligation.

         RATINGS. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

         FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Underlying Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes, which are obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Underlying Fund may invest in obligations which are not so rated only if the Underlying Fund's investment adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Underlying Fund may invest.

                               RISK CONSIDERATIONS

         GENERAL. Since the investment characteristics and, therefore, investment risks directly associated with each Fund correspond to those of the Underlying Fund in which such Fund invests, the following is a discussion of the risks associated with the investment classes of Underlying Funds. The net asset value per share of each Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

         EQUITY SECURITIES. The stock investments of the Underlying Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

         DEBT SECURITIES. The debt instruments in which the Underlying Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Underlying Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Underlying Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Underlying Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Underlying Fund 's daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

         MORTGAGE BACKED SECURITIES. Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Portfolio may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

         FOREIGN SECURITIES. The Underlying Funds may invest in debt obligations and equity securities of foreign issuers and may invest in ADRs and EDRs of such issuers. Investing in the securities of issuers in any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. An Underlying Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

         OTHER INVESTMENT CONSIDERATIONS. Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Underlying Fund's assets are invested in long-term bonds, the Underlying Funds' exposure to interest rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

      The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust's business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds' performance. The Trust is composed of eleven portfolios.


      The table below shows the value of each Trustee's holdings in the Trust and all of the Funds as of December 31, 2004.


                         DOLLAR RANGE OF SECURITIES IN:

INTERESTED TRUSTEES*                                                                          AGGREGATE
                                 NESTEGG CAPITAL   NESTEGG   NESTEGG   NESTEGG   NESTEGG    DOLLAR RANGE OF
                                  PRESERVATION      2010      2020      2030      2040     SECURITIES IN THE
                                      FUND          FUND      FUND      FUND      FUND        FUND COMPLEX
 Phillip J. Owings                      0             0         0         0        0               0
Ronald L. Baldwin                       0             0         0         0        0               0
INDEPENDENT TRUSTEES**
Terry L. Carter                         0             0         0         0        0               0
Thomas F. Kice                          0             0         0         0        0               0
George Mileusnic                        0             0         0         0        0               0
John J. Pileggi                         0             0         0         0        0               0
Peter Ochs                              0             0         0         0        0               0


* Trustees who are or may be deemed "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, INTRUST Bank or INTRUST Financial Services, Inc ("Interested Trustees"). Messrs. Owings and Baldwin are deemed "interested persons" by virtue of their positions as officers of the Trust, or officers of INTRUST Bank N.A. or officers of INTRUST Financial Services, Inc. Ronald L. Baldwin is a Director of INTRUST Financial Services, Inc. and President and Chief Operating Officer of INTRUST Bank. Phillip J. Owings is formerly an Executive Vice President of INTRUST Bank.


** Trustees who are not "interested persons" of the Trust as defined under the 1940 Act.

The age, address and principal occupations for the past five years of each Trustee and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio

43219. Each Trustee serves in such capacity for all 11 series of the Trust, of which five series represent the NestEgg Funds.


                                  POSITION, TERM OF
                                OFFICE AND LENGTH OF
NAME, DATE OF BIRTH (AGE) AND   TIME SERVED WITH THE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
ADDRESS                                TRUST              DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES

                                      Term
                                 Lifetime of Trust
                                   until removal,
                                   resignation or
                                     retirement

Phillip J. Owings (Age: 59)     Trustee since             Consultant.  Formerly, President and Division Manager Sungard Wealth
14320 Shannon Circle            8/29/00                   Management Services, LLC, (2001 - 2003); formerly, Executive Vice
Wichita KS 67230                                          President of INTRUST Bank, (1996-2001).
Ronald L. Baldwin (Age: 50)     Trustee since             Director, INTRUST Financial Services, Inc.and INTRUST Brokerage, Inc.;
105 North Main Street           8/29/00                   President and Chief Operating Officer of INTRUST Bank N.A.
Wichita, Kansas 67202

INDEPENDENT TRUSTEES

                                       Term
                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                    retirement

Terry L. Carter (56)            Trustee since             Senior Vice President of QuickTrip Corporation
1235 East 26th Street           11/25/96
Tulsa Oklahoma 74114
Thomas F. Kice (55)             Trustee since             President of Kice Industries, Inc.
1150 Woodridge Dr.              11/25/96
Wichita Kansas 67206
George Mileusnic (50)           Trustee since             Chief Financial Officer of Caribou Coffee (2001-present). Chief
9422 Cross Creek                11/25/96                  Financial Officer of Dean & Deluca (2000-2001). Employment hiatus
Wichita, Kansas 67206                                     (1998-2000). Executive Vice President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 45)       Trustee since             Consultant.  Formerly, Chairman of the Board of Trustees. President and
Two Hopkins Plaza               11/25/96                  Chief Executive Officer, Mercantile Capital Advisors Inc (2002-2004).
300 West 14th Street, Apt. 503                            Formerly, President and Chief Executive Officer, PLUSFunds.com
New York, NY 10014                                        (2000-2002).  Formerly, President and CEO of ING Mutual Fund Management
                                                          Co. LLC (1998-2000).
                                                          Formerly, Director of Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 51)            Trustee since             Manager of Ochs & Associates, Inc.
319 South Oak Street            9/24/01
Wichita, Kansas 67213

EXECUTIVE OFFICERS

                                       Term
                                Lifetime of Trust
                                 until removal,
                                 resignation or
                                    retirement

David Bunstine (Age 51)         President since      Vice President, BISYS Fund Services Ohio, Inc. since 1998; Client
                                8/20/04              Services Manager, BISYS Fund Services Ohio, Inc. (1996 - 1998).
Trent Statczar (Age: 33)        Treasurer since      Director of Financial Services of BISYS Fund Services (2000 - pres.).
                                4/29/02              Employed by BISYS (1993 - pres.).
Curtis Barnes (Age: 51)         Secretary since      Vice President, BISYS Fund Services, Inc., 1995-present.
                                12/06/02

                                Chief Compliance     Chief Compliance Officer, INTRUST Financial Services and INTRUST
Alicia Guagliardo(age 39)       Officer since        Brokerage, Inc.; employee of INTRUST since June 2000
                                8/20/04

Thomas S. Gangel (age 49)       Vice President       President , INTRUST Financial Services, Inc.; Director , INTRUST
                                since 8/22/02        Brokerage, Inc.

         The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi and Ochs. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act ("Independent Trustees"). As set forth in its charter, the primary duties of the Trust's Audit Committee are:
1) to recommend to the Board auditors to be retained for the next fiscal year,
2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the INTRUST Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2004.



         The Trust also has a Nominating and Governance Committee that is comprised of the Independent Trustees. The Nominating and Governance Committee's primary responsibilities are to nominate Trustee candidates when there is a vacancy on the Board and to oversee the structure, compensation and operation of the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2004. The Nominating Committee will not consider nominees recommended by shareholders.



         Trustees of the Trust not affiliated with INTRUST or Distributor received from the Trust an annual retainer of $1,000 and a fee of $1,000 for each Board of Trustees meeting and $1,000 for each Board committee meeting of the Trust attended. In addition, each of the Board Chairman and the Audit Committee Chairman received an additional meeting fee of $500. Trustees who are affiliated with INTRUST (Mr. Baldwin) do not receive compensation from the Trust. All Trustees (Interested and Independent) are reimbursed for all out-of-pocket expenses (e.g. travel and lodging) relating to attendance at such meetings. Effective November 17, 2004, Trustees of the Trust not affiliated with INTRUST or the Distributor receive from the Trust an annual retainer of $2,000 and a fee of $1,500 for each Board of Trustees meeting and $1,000 for each Audit committee meeting of the Trust attended; however Mr. Owings received such fees for his attendance at board meetings. In addition, the Board Chairman receives an additional annual retainer of $2,000 and an additional meeting fee of $500. In addition, the Vice Chairman of the Board receives an additional fee of $500 for each Board meeting attended. In addition, the Audit Committee Chairman receives an additional fee of $500 for each Audit Committee meeting attended. The following table shows the compensation received by the Trustees for the fiscal year ended October 31, 2004.



                                                     PENSION OR         ESTIMATED ANNUAL          TOTAL
                               AGGREGATE        RETIREMENT BENEFITS      BENEFITS UPON     COMPENSATION FROM
                              COMPENSATION       ACCRUED AS PART OF        RETIREMENT        THE FUND COMPLEX
NAME OF TRUSTEE*               THE TRUST        THE TRUST'S EXPENSES
                                                INTERESTED TRUSTEES
Phillip J. Owings                  $                     N/A                   N/A                  $
                              ------------      --------------------    ----------------   ------------------
Ronald L. Baldwin                  $0                                          N/A                  $0
                              ------------      --------------------    ----------------   ------------------
                                                   NON-INTERESTED
                                                      TRUSTEES
Terry L. Carter                    $                     N/A                   N/A                  $
Thomas F. Kice                     $                     N/A                   N/A                  $
George Mileusnic                   $                     N/A                   N/A                  $
Peter L. Ochs                      $                     N/A                   N/A                  $
John J. Pileggi                    $                     N/A                   N/A                  $





RENEWAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES


         At a meeting held August 20, 2004, the Board of Trustees, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and INTRUST Bank, the Assumption Agreement between INTRUST Bank and INTRUST (collectively, the

"Agreements"). As part of its review of the Agreements, the Board considered the scope and quality of the services provided by INTRUST, particularly in view of INTRUST's assessment of the Funds' performance and economic viability of the master-feeder arrangement. The Board also reviewed financial data on INTRUST and focused on INTRUST's long-standing relationship with the Trust. The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that INTRUST provides which include the selection and monitoring of the specialized, complex investment program involving target retirement horizons, and INTRUST's evaluation of each Fund's investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to INTRUST of performing services for the Funds in the past year, including the fact that INTRUST waived a portion of its fee for the previous year and will continue to waive a portion of its fee for the current year in order to maintain the Funds' expense ratios and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds, with and without the effects of any voluntary limits on Fund expenses and fees.


         In determining to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being more important than others, but considered all factors together. The Board considered investment advisory fee breakpoints and determined that they were not appropriate at this time. The Trustees judged the terms and the conditions of the Agreements including the advisory fee, in light of all surrounding circumstances.


         As of the date of this SAI, Officers and Trustees of the Trust, as a group, own less than 1% of the outstanding shares of the funds of the Trust.

CODE OF ETHICS


         The Trust, the Distributor, INTRUST and the Sub-Adviser (each a "17j-1 organization") have each adopted Codes of Ethics designed to prevent affiliated persons of such 17j-1 organization from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds, which also may be held by the person subject to the Code. Each 17j-1 organization's Code of Ethics does not permit covered persons to purchase or sell "covered securities" (which may include securities purchased by the Funds ) unless such trade is made pursuant to strict pre-clearance authorization.


INVESTMENT ADVISER TO THE FUNDS

         INTRUST Financial Services, Inc. ("INTRUST") has provided investment advisory services to the Funds since inception pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, INTRUST makes investment decisions for the Funds. The Advisory Agreement provides that, as compensation for services thereunder, INTRUST is entitled to receive from each Fund a monthly fee at an annual rate based on average daily net assets of the Fund. For the periods since inception, INTRUST was entitled to advisory fees in the following amounts:


                            FYE 10/31/03               FYE 10/31/02*            FYE 10/31/04
                        EARNED        WAIVED        EARNED        WAIVED     EARNED       WAIVED
NestEgg Capital        $ 42,038      $ 48,046      $  5,501      $  6,688       $           $0
Preservation Fund
NestEgg 2010 Fund      $110,518      $ 89,302      $ 15,311      $  8,232       $           $
NestEgg 2020 Fund      $168,747      $127,804      $ 22,669      $ 16,520       $           $
NestEgg 2030 Fund      $ 84,292      $ 78,473      $ 11,039      $  4,932       $           $
NestEgg 2040 Fund      $ 77,588      $ 72,358      $  9,817      $  4,720       $           $


         * The Funds changed their fiscal year end from February 28 to October
31. All references to the fiscal year ended October 31, 2002 hereinafter refer to the period March 1, 2002 through October 31, 2002.


      INTRUST is a wholly-owned subsidiary of INTRUST Bank which in turn is a majority-owned subsidiary of INTRUST Financial Corporation, a bank holding company. INTRUST Bank is a national banking association which provides a full range of banking and trust services to clients. As of December 31, 2004, total assets of INTRUST Bank were approximately $2.5 billion. The principal place of business address of the Adviser is 105 North Main Street, Box One, Wichita, Kansas 67201.

         Under the terms of an Investment Advisory Agreement for the Funds between the Trust and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

         The Investment Advisory Agreements for the Funds will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (I) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

SUBADVISER

      La Jolla Economics serves as sub-investment adviser (the "Sub-Adviser") for the Funds. The Sub-Adviser, a newly registered investment adviser, was established in 1997 and is wholly owned by Victor Canto and Ana Rosa Canto. The address of the sub-Adviser is 7608 La Jolla Boulevard, La Jolla CA, 92037. The Sub-adviser provides economic, political and industry research, as well as administrative and asset management consulting services to institutional and corporate investors, such as pension funds, mutual funds and money managers. The Sub-Adviser provides INTRUST with research and analysis across various industries and markets representing most asset classes such as international, money market, bonds and stocks (and their sub-categories, i.e., large capitalization, small cap, mid cap, value, growth, etc.) This information is used by INTRUST to re-allocate regularly the Funds' assets among the underlying mutual funds available to that particular Fund. The principals of La Jolla are set forth in the table below:

NAME                                        POSITION AND OFFICE

Victor A. Canto                     Chairman of the Board and President
Ana Rosa Canto                      Corporate Secretary

         The Sub-adviser has entered into a Sub-Advisory Contract dated October 28, 2002 which will continue in effect for a period beyond two years from such date only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days' written notice by either party to the Contract and will terminate automatically if assigned.

PROXY VOTING POLICIES

         The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to INTRUST. The Proxy Voting Policies of the Funds and INTRUST are attached as Exhibit A.

         The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the SEC's website at http:www.sec.gov.

DISTRIBUTION OF FUND SHARES

         The Trust has retained BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus OH 43219, to serve as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each of the classes of shares of the Trust's Funds is sold on a continuous basis by the Trust's distributor, BISYS Fund Services, LP (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Funds offer one or more of the following classes of shares: Service Class Shares, Premium Class Shares. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether the funds offer more than one class of shares. This SAI contains additional information which may be of interest to investors.

PREMIUM CLASS SHARES

         As stated in the Prospectus, the public offering price of Premium Class Shares of each of the Funds is their net asset value per share next computed after the sale plus a sales charge of 1.50%. The public offering price of such Premium Class Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

         The offering price is required to two decimal places each time a computation is made. One hundred per cent of the sales charge is re-allowed to dealers. To the extent dealers receive 100% of the sales charge as commissions, they may be deemed to be "underwriters" of the Funds' Premium Class as that term is defined under applicable securities laws.

PREMIUM CLASS SHARES SALES CHARGE WAIVERS. The following classes of investors may purchase Premium Class Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

- Existing shareholders of a Fund upon the reinvestment of dividend and capital gain distributions.

- Officers, trustees and employees of the Funds; officers, directors, advisory board members, employees and retired employees of INTRUST Bank and its affiliates; and officers, directors and employees of any firm providing the Funds with legal, administrative, distribution, marketing, investment advisory or other services (and spouses, children and parents of each of the foregoing);

- Investors for whom INTRUST Bank or its affiliates, an INTRUST correspondent bank, any sub-adviser or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

- Fund shares purchased with the proceeds from a distribution from an account for which INTRUST Bank or its affiliates acts in a fiduciary, advisory, custodial, agency, or similar capacity (this waiver applies only to the initial purchase of a Fund subject to a sales load);

- Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan, a 403(b) plan, or other defined contribution plans, which by its terms permits the purchases of Shares;

- Shares purchased in connection with "wrap" type investment programs, non-transaction fee investment programs and programs offered by fee-based financial planners, and other types of financial institutions (including omnibus service providers).

The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

DISTRIBUTION PLAN

         The Distributor has contractually limited distribution fees for the Premium Shares to 0.55% of the Fund's net assets.


         For the fiscal year ended October 31, 2004, 12b-1distribution fees for the NestEgg Funds Premium Shares were paid in the following amounts:



PREMIUM SHARES                                      FYE 10/31/04
                                                 EARNED      WAIVED
NestEgg Capital Preservation Fund                   $
NestEgg 2010 Fund                                   $          $
NestEgg 2020 Fund                                   $          $
NestEgg 2030 Fund                                   $          $
NestEgg 2040 Fund                                   $          $

         For the fiscal year ended October 31, 2003, no 12b-1distribution fees for the NestEgg Funds Service Shares were paid. BISYS was entitled to and waived 12b-1 distribution fees with respect to the Service Class in the following amounts:


SERVICE SHARES                                      FYE 10/31/03
                                                 EARNED       WAIVED
NestEgg Capital Preservation Fund                   $            $
NestEgg 2010 Fund                                   $            $
NestEgg 2020 Fund                                   $            $
NestEgg 2030 Fund                                   $            $
NestEgg 2040 Fund                                   $            $


ADMINISTRATION AND FUND ACCOUNTING SERVICES

         BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Trust's officers affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.20% of each NestEgg Fund's average daily net assets so long as the Funds are invested in MIP.

         The Administration Agreement is for a one-year term and is renewed automatically each year, unless terminated, for successive one-year terms. The Administration Agreement will terminate automatically in the event of its assignment.


         ADMINISTRATION FEES For the fiscal year ended October 31, 2004, October 31, 2003 and October 31, 2002 BISYS was entitled to administration fees from the NestEgg Funds in the following amounts:



                                      FYE 10/31/03                  FYE 10/31/02                 FYE 10/31/04
                                 EARNED         WAIVED         EARNED         WAIVED         EARNED        WAIVED
NestEgg Capital                  $12,011          $0           $ 7.334          $0             $             $
Preservation Fund
NestEgg 2010 Fund                $31,577          $0           $20,414          $0                           $
NestEgg 2020 Fund                $48,214          $0           $30,226          $0             $             $0
NestEgg 2030 Fund                $24,084          $0           $14,719          $0             $             $0
NestEgg 2040 Fund                $22,168          $0           $13,089          $0             $             $0






         For the fiscal year ended October 31, 2004, October 31, 2003 and October 31, 2002, fund accounting fees paid by the NestEgg Funds to BISYS and IBT were:



                                                       FYE             FYE         FYE
                                                     10/31/03        10/31/02    10/31/04
NestEgg Capital Preservation Fund                    $17,615          $9,880        $

NestEgg 2010 Fund                                    $18,243          $10,932       $
NestEgg 2020 Fund                                    $19,049          $13,123       $
NestEgg 2030 Fund                                    $17,773          $10,338       $
NestEgg 2040 Fund                                    $17,626          $10,072       $


CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


          BISYS Fund Services, Inc. ("BFSI") acts as transfer agent for the Funds. BFSI and BISYS have offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The Trust compensates BFSI for providing personnel and facilities to perform transfer agency related services for the Trust at a rate intended to represent the cost of providing such services. Effective November 1, 2002, INTRUST Bank NA serves as Custodian to the Funds. For the fiscal year ended October 31, 2004, the NestEgg Funds paid custodian fees of $, $, $, $ and $ with respect to the Capital Preservation Fund, 2010 Fund, 2020 Fund, 2030 Fund and 2040 Fund. For the fiscal year ended October 31, 2003, the NestEgg Funds paid custodian fees of $3,867, $3,157, $4,821, $2,408 and $2,216 with respect to the Capital Preservation Fund, 2010 Fund, 2020 Fund, 2030 Fund and 2040 Fund.


INDEPENDENT AUDITORS

         KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG LLP is located at 191
W. Nationwide Blvd., Suite 500, Columbus, OH 43215. The MIPs' financial statements for periods prior to the period ended October 31, 2002 were audited by other accounting firms.

NON-AFFILIATED SERVICE ORGANIZATIONS

         The Trust contracts with banks (including the Adviser), trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with shareholders orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in shareholders designating accounts; providing periodic statements showing a shareholder's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a shareholder's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to shareholders; and providing such other services as the Funds or a shareholder reasonably may request, to the extent permitted by applicable statute, rule or regulation. The Distributor will not be a Service Organization or receive fees for servicing. Service Organizations for shareholders may also provide record keeping, communication with and education of shareholders, fiduciary services (exclusive of investment management) and asset allocation services.


         For the fiscal year ended October 31, 2004 fees entitled to be paid by the Premium Class to service organizations were as follows:



                                   FYE 10/31/04
                                EARNED     WAIVED
NestEgg Capital                   $           $0
Preservation Fund
NestEgg 2010 Fund                 $           $0
NestEgg 2020 Fund                             $0
NestEgg 2030 Fund                 $           $0
NestEgg 2040 Fund                 $           $0

         For the fiscal year ended October 31, 2003, October 31, 2002 and October 31, 2004, fees entitled to be paid by the Service Class to service organizations were as follows:



                                FYE 10/31/03                       FYE 10/31/04                        FYE
10/31/02                    EARNED          WAIVED           EARNED            WAIVED           EARNED      WAIVED
NestEgg Capital            $14,999          $     0          $ 9,168          $ 6,278              $          $
Preservation Fund
NestEgg 2010 Fund          $39,399          $     0          $25,518          $   727              $          $    0
NestEgg 2020 Fund          $60,184          $     0          $37,782          $ 4,545              $          $    0
NestEgg 2030 Fund          $30,009          $     0          $18,398          $ 6,039              $          $
NestEgg 2040 Fund          $27,699          $     0          $16,361          $ 6,815              $          $


         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                                    EXPENSES

         Each Fund bears all costs of its operations, other than expenses specifically assumed by the Distributor and the Adviser. The costs borne by the Funds include legal and accounting expenses, Trustees' fees and expenses, insurance premiums, custodian and transfer agent fees and expenses, expenses incurred in acquiring or disposing of the Funds' portfolio securities, expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions, expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares, expenses of maintaining the Funds' legal existence and of shareholders' meetings, and expenses of preparing and distributing to existing shareholders reports, proxies and prospectuses.

                        DETERMINATION OF NET ASSET VALUE

         Shares of the Funds are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open for trading (a "Business Day")

         The NAV per share of each class of shares of each Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of each class. The value of the net assets of each class of shares is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day as daily income less expenses. The NAV of each class of shares of each Fund is expected to fluctuate daily and is expected to differ.

         The securities of the Fund, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair market value by the investment adviser (or the sub-advisor) in accordance with guidelines approved by the Trust's

Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics.

         Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each Fund's shares.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other series of the Trust are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser, as appropriate, is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities of Underlying Funds will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of ETFs will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Generally, shares of underlying index funds are purchased and sold without sales charges and therefore do not involve brokerage commissions.

     The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     Some of these services are of value to the Adviser in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds are not reduced because the Adviser or its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

                               PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.



                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION



         It is the policy of the Corporation ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, on the Funds' website of the Funds and/or an affiliated website. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.



         Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:



            (1) the Funds' service providers (including the Funds' custodian, administrator, fund accountant, financing agents, pricing services and certain others necessary for the Funds' day-to-day operations) ("Service Providers"); and



            (2) certain non-service providers (including ratings agencies and other qualified financial professionals for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers").



         Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:



            (1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and



            (2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds' Disclosure Policies.



         Neither the Funds nor the Funds' investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds' Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds' Disclosure Policies.

                                    TAXATION

         The NestEgg Funds have qualified and intends to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.


         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For Federal income tax purposes the following Funds had capital loss carry forwards as of October 31, 2004, which are available to offset future capital gains if any:


          FUND                               AMOUNT                            EXPIRES
NestEgg Capital Preservation               $  123,771                           2010
NestEgg 2010                               $1,540,316                           2010
NestEgg 2020                               $5,555,340                           2010
NestEgg 2030                               $2,415,988                           2010
NestEgg 2040                               $3,326,406                           2010

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         An underlying fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Underlying Fund held the PFIC stock. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         An Underlying Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, an Underlying Fund, generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Underlying Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject an Underlying Fund to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

         Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund's distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

                                OTHER INFORMATION

FUND HISTORY

         The Trust is a Delaware business trust established under a Declaration of Trust dated January 26, 1996 and currently consists of eleven separately managed diversified portfolios. Prior to October 28, 2002, the Funds operated as "feeder funds" in a "master-feeder" structure with MIP. MIP is an open-end, series investment company consisting of twelve series including the Master Portfolios. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolios. Each NestEgg Fund invested all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Fund.

            FUND                               CORRESPONDING MASTER PORTFOLIO
NestEgg Capital Preservation Fund              LifePath Income Master Portfolio
NestEgg 2010 Fund                              LifePath 2010 Master Portfolio
NestEgg 2020 Fund                              LifePath 2020 Master Portfolio
NestEgg 2030 Fund                              LifePath 2030 Master Portfolio
NestEgg 2040 Fund                              LifePath 2040 Master
Portfolio

CAPITALIZATION

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. When certain matters affect only one class of shares but not another, the shareholders would vote as a class regarding such matters. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.


         As of January 31, 2005, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective NestEgg Funds or classes except as set forth below.



NestEgg Capital Preservation Fund
Service Shares                            Shares Owned           % Owned
Transco & Company
PO Box 48698
Wichita KS 67201



NestEgg Capital Preservation Fund
Premium Shares                            Shares Owned           % Owned
MCB Trust Services FBO
Ward Feed Yard Inc. Employee PST
Suite 300
Denver Co 80202



BISYS Fund Services                       Shares Owned           % Owned
3435 Stelzer Road
Columbus OH 43219



NestEgg 2010 Fund
Service Shares                            Shares Owned           % Owned
Transco & Company
PO Box 48698
Wichita KS 67201



NestEgg 2010 Fund
Premium Shares                            Shares Owned           % Owned
MCB Trust Services FBO
Ward Feed Yard Inc. Employee PST
Suite 300
Denver Co 80202

NestEgg 2020 Fund
Service Shares                            Shares Owned           % Owned
Transco & Company
PO Box 48698
Wichita KS 67201



NestEgg 2020 Fund
Premium Shares                            Shares Owned           % Owned
MCB Trust Services FBO
Ward Feed Yard Inc. Employee PST
Suite 300
Denver Co 80202



FISERV Securities  Inc.                   Shares Owned           % Owned
FAO 61546247
2005 Market Street  Suite 1200
One Commerce Square
Philadelphia  PA  19103



Kathy J. Pratt                            Shares Owned           % Owned
121 S. 2nd Street
PO Box 131
Towanda  KS  67144



NestEgg 2030 Fund
Service Shares                            Shares Owned           % Owned
Transco & Company
PO Box 48698
Wichita KS 67201



NestEgg 2030 Fund
Premium Shares                            Shares Owned           % Owned
MCB Trust Services FBO
Ward Feed Yard Inc. Employee PST
Suite 300
Denver Co 80202



NestEgg 2040 Fund
Service Shares                            Shares Owned           % Owned
Transco & Company
PO Box 48698
Wichita KS 67201



NestEgg 2040 Fund
Premium Shares                            Shares Owned           % Owned
James O. Vanarsdale
501 N. Main
Macksville KS 67557



MCB Trust Services FBO                    Shares Owned           % Owned
Ward Feed Yard Inc. Employee PST
Suite 300
Denver Co 80202


         The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated. To the extent such shareholders may be beneficial owners of 25% or more of a Fund's outstanding Shares, they may be deemed to have voting "control" as defined in the 1940 Act.

FINANCIAL STATEMENTS

         The Reports of Independent Auditors and Financial Statements of the Funds for the periods ended October 31, 2004 are incorporated herein by reference to the Funds' Annual Report, such Financial Statements having been audited by KPMG LLP, independent auditors, and is so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of the Annual Report are available without charge upon request by writing to American Independence Funds Trust, 3435 Stelzer Road, Columbus, OH 43219-8006 or telephoning 1-888- 266-8787.

                                   APPENDIX A

                           American Independence Funds
                               Proxy Voting Policy

It is the policy of the Board of Trustees of American Independence Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held in portfolios of American Independence Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

REVIEW OF POLICIES & PROCEDURES

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

VOTING RECORD REPORTING

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

RECORD RETENTION

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

REVOCATION

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

PART C.                    OTHER INFORMATION
--------

Item 23.          Exhibits:

                           (a)         Trust Instrument.(3)

                           (b)         Bylaws of Registrant.(3)

                           (c)         None.

                           (d)(1) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and the Kansas Tax-Exempt Bond Fund.(2)

                           (d)(2)(i) Form of Master Investment Advisory Agreement and Supplements between Registrant and Adviser relating to the NestEgg Funds.(6)

                           (d)(2)(ii) Form of Assumption Agreement dated August 21, 2001 between the Registrant, INTRUST Bank and INTRUST Financial Services, Inc. -- (9)

                           (d)(3) Form of Sub-Advisory Agreements between Adviser and Sub-Advisers.(2)

                           (d)(3)(i) Sub-Advisory Agreement dated November 15, 2000 between AMR Investment Services
                                       (AMR) and Barrow Hanley Mewhinney &
                                       Strauss (Barrow) with respect to the
                                       Stock Fund.(8)

                           (d)(3)(ii) Interim Sub-Advisory Agreement dated September 25, 2000 between AMR and Barrow with respect to the Stock Fund.(8)

                           (d)(3)(iii) Sub-Advisory Agreement dated November 1,
                                       2000 between Galliard Capital Management
                                       (Galliard) and INTRUST Financial Services with respect to the Kansas Tax Exempt Bond Fund.(8)

                           (d)(3)(iv) Sub-Advisory Agreement dated November 25, 1996 as amended and restated November 1, 2000 between Galliard Capital Management and INTRUST Financial Services with respect to the Short-Term Bond Fund and the Intermediate Bond Fund.(8)

                           (d)(3)(v) Sub-Advisory Agreement dated October 28, 2002 between INTRUST Financial Services and LaJolla Economics (13)

                           (d)(4) Form of Master Administration Agreement and Supplements between Registrants and Administrator.(2)

                           (d)(5) Agreement among AMR Investment Services Trust, AMR Investment Services, Inc., INTRUST Funds Trust and BISYS Fund Services, dated January 17, 1997.(6)

                           (e) Form of Master Distribution Contract and Supplements between Registrant and Distributor.(2)

                           (f)         None.

                           (g)(1) Form of Custodian Contract between Registrant and Custodian.(2)

                           (g)(2) Amendment to Custody Agreement with INTRUST Bank with respect to the NestEgg Funds.(13)

                           (h)(1)(i) Form of Transfer Agency and Service Agreement between Registrant and Transfer Agent.(2)

                           (h)(1)(ii)  Amendment to Transfer Agency
                                       Agreement with respect to the NestEgg
                                       Funds.(13)

                           (h)(2)      Form of Service Organization
                                       Agreement.(2)

                           (h)(3) Form of Fund Accounting Agreement between Registrant and Investors Bank & Trust Company with respect to NestEgg Funds.(13)


                           (i)(1) Consent of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to Registrant. (to be furnished by post effective amendment)


                           (i)(2) Opinion of Counsel to Registrant. (Opinion is now combined with consent in Item 23(i)(1).


                           (j)(1) Consent of KPMG LLP. (to be furnished by post effective amendment)



                           (j)(2) Consent of Ernst & Young LLP (to be furnished by post effective amendment)


                           (k)         None.

                           (l)         Subscription Agreement.(2)

                           (m) Amended Form of Rule 12b-1 Distribution Plan and Agreement between Registrant and Distributor--(6)

                           (n)         Not Applicable.


                           (p)(1)      Form of Code of Ethics of the
                                       Registrant as Amended February 2004.(1)


                           (p)(2) Code of Ethics of INTRUST Financial Services as amended July, 2004, 2001.(1)


                           (p)(3) Form of Code of Ethics of Galliard Capital Management.(8)


                           (p)(4) Form of Code of Ethics of AMR Investment Services.(14)



                           (p)(5)      Form of Code of Ethics of Barrow
                                       Hanley.(14)



                           (p)(7) Code of Ethics of BISYS Fund Services as Amended February 2004.(14)

                           (o)     Rule 18f-3 Plan, amended August 5,
                                   2004.(1)


                  Other Exhibits:

                           (A)      Power of Attorney.(2)

                           (B)      Power of Attorney dated February 9, 1998.(5)


                           (C) Powers of Attorney dated August 31, 2001 for AMR Investment Services Trust(14)


                           (D)      Powers of Attorney dated December 20,
                                    2000.(8)

                           (E)      Powers of Attorney dated December 27,
                                    2001.(11)

(1)      Filed herewith.

(2) Previously filed on December 23, 1996 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 1 on June 27, 1997, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 2 on December 22, 1997, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 3 on February 27, 1998, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 7 on November 30, 1998, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 17 on June 30, 2000 and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 18 on December 20, 2000 and incorporated herein by reference.
(9) Previously filed with Post-Effective Amendment No. 22 on January 30, 2002 and incorporated by reference herein.

(10) Previously filed with Post-Effective Amendment No. 23 on April 30, 2002 and incorporated by reference herein.

(11) Previously filed with Post-Effective Amendment No. 24 on June 28, 2002 and incorporated by reference herein.

(12) Previously filed with Post-Effective Amendment No. 25 on November 25, 2002 and incorporated by reference herein.

(13) Previously filed with Post-Effective Amendment No. 26 on January 30, 2003 and incorporated by reference herein.


(14) Previously filed with Post-Effective Amendment No. 28 on February 27, 2004 and incorporated by reference herein.


Item 24.          Persons Controlled by or under Common Control with Registrant.

                  None.

Item 25.          Indemnification.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 4 of the Master

Investment Advisory Contract between Registrant and the Adviser (Exhibit 5(a) to this Registration Statement), and Section 14 of the Master Distribution Contract between Registrant and the Distributor (Exhibit 6 to this Registration Statement) officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant will purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

                  Section 4 of the Master Investment Advisory Contract between Registrant and the Adviser and Section 9 of the Master Distribution Contract between Registrant and the Distributor limit the liability of the Adviser, and the distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.          Business and Other Connections of INTRUST Financial Services,
                  Inc.


                  INTRUST Financial Services, Inc. ("INTRUST") is a wholly owned subsidiary of INTRUST Financial Corporation, a bank holding company. INTRUST Bank, N.A. is a majority-owned subsidiary of INTRUST Financial Corporation. The business and other connections of INTRUST are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of INTRUST as currently filed with the SEC which is incorporated by reference herein.



Business and Other Connections of AMR Investments


         The business and other connections of AMR Investments ("AMR") are set forth in the Uniform Application for Investment Advisor Registration ("Form ADV") of AMR as currently filed with the SEC which is incorporated by reference herein.


Business and Other Connections of Galliard Capital Management

         The business and other connections of Galliard Capital Management ("Galliard") are set forth in the Uniform Application for Investment Advisor Registration ("Form ADV") of Galliard Capital Management as currently filed with the SEC which is incorporated by reference herein.

Item 27.          Principal Underwriter

                  (a) BISYS Fund Series Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:



                           BISYS FUND SERVICES LIMITED PARTNERSHIP
                           ---------------------------------------
                                American Independence Funds Trust
                                American Performance Funds
                                AmSouth Mutual Funds
                                BB&T Funds
                                The Coventry Group
                                The Hirtle Callaghan Trust
                                HSBC Advisor Funds Trust
                                HSBC Funds Trust
                                HSBC Investor Funds
                                The Infinity Mutual Funds, Inc.
                                Leader Funds

                               Legacy Funds Group
                               MMA Praxis Mutual Funds
                               Old Westburg Funds
                               Pacific Capital Funds
                               STI Classic Funds
                               STI Classic Variable Trust
                               USAllianz Funds Variable Insurance Products Trust Variable Insurance Funds
                               Vintage Mutual Funds, Inc.



                               BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS is located at 100 Summer St. 15th Floor, Boston, MA 02110. Office of Supervisory Jurisdiction(OSJ) Branch is at 3435 Stelzer Road, Columbus, OH 43219. BISYS is an indirect wholly-owned subsidiary of the BISYS Group, Inc.




                  (b) Information about Directors and Officers of BISYS is as follows:



Name and Principal                 Position
Business Address                   with Underwriter          Positions Fund
----------------                   ----------------          ------------------
BISYS Fund Services, Inc.*         Sole General Partner      None
3435 Stelzer Road
Columbus, Ohio 43219
BISYS Fund Services Ohio, Inc.     Sole Limited Partner      None
3435 Stelzer Road
Columbus,OH 43219



                  * Richard F. Froio - Executive Representative and supervising Principal
                           William Tomko - Supervising Principal, Columbus OSJ


                  (c)      Not applicable.

Item 28.          Location of Accounts and Records


         (a) All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of BISYS (as administrator, transfer agent, and fund accountant) located at 3435 Stelzer Road, Columbus, Ohio 43219, BISYS as distributor at 100 Summer St. 15th Floor, Boston, MA 02110 and INTRUST Financial Services and INTRUST Bank, N.A. (as adviser and custodian respectively) at 105 North Main Street, Box One, Wichita, Kansas 67201 and American Beacon Advisors, at 4333 Amon Carter Boulevard, MD, 5645, Fort Worth, Texas 76155.



Item 29.          Management Services.

                  Not applicable.

Item 30.          Undertakings.

                  (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

                  (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

                  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on the day of December 23, 2004.



                                              AMERICAN INDEPENDENCE FUNDS TRUST


                                              By:  /s/ David Bunstine
                                                   ----------------------------
                                                   David Bunstine, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                     Title                             Date
/s/  Terry L. Carter*                         Trustee                    December 23, 2004
----------------------------
     Terry L. Carter


/s/  Thomas F. Kice*                          Trustee                    December 23, 2004
----------------------------
     Thomas F. Kice


/s/  George Mileusnic*                        Trustee                     December 23, 2004
----------------------------
     George Mileusnic


/s/  John J. Pileggi*                         Trustee                     December 23, 2004
----------------------------
     John J. Pileggi


/s/  Phillip J. Owings*                       Trustee                     December 23, 2004
----------------------------
     Phillip J. Owings



/s/  Ronald Baldwin*                          Trustee                     December 23, 2004
----------------------------
     Ronald Baldwin



/s/  Peter L. Ochs*                           Trustee                     December 23, 2004
----------------------------
     Peter L. Ochs



/s/ David Bunstine                           President                    December 23, 2004
----------------------------
    David Bunstine



/s/  Trent Statzcar                          Treasurer                    December 23, 2004
----------------------------            (Principal Financial
     Trent Statzcar                    and Accounting Officer)



*By: /s/ David Bunstine                                                   December 23, 2004
----------------------------
     David Bunstine
     Attorney-in-Fact

                          AMR INVESTMENT SERVICES TRUST
                                   SIGNATURES

         AMR Investment Services Trust certifies that it has duly caused this Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of the American Independence Funds Trust to be signed on its behalf by the undersigned only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust, hereunto duly authorized, in the City of Fort Worth and the State of Texas, on this 22nd day of December, 2004.

AMR INVESTMENT SERVICES TRUST

By:    /s/ William F. Quinn
       ---------------------------------
       William F. Quinn, President

         This Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of the American Independence Funds Trust has been signed below by the following persons in the capacities and on the dates indicated only with respect to disclosures relating to the International Equity Portfolio, a series of the AMR Investment Services Trust.

Signature                                                     Title                              Date
---------                                                     -----                              ----

/s/ William F. Quinn                                          President (Principal               December 22, 2004
------------------------------------                          Executive Officer)
William F. Quinn                                              and Trustee

/s/ Rebecca L. Harris                                         Treasurer (Principal               December 22, 2004
------------------------------------                          Financial Officer)
Rebecca L. Harris

W. Humphrey Bogart*                                           Trustee                            December 22, 2004
------------------------------------
W. Humphrey Bogart

Brenda A. Cline*                                              Trustee                            December 22, 2004
------------------------------------
Brenda A. Cline

Alan D. Feld*                                                 Trustee                            December 22, 2004
------------------------------------
Alan D. Feld

Richard A. Massman*                                           Trustee                            December 22, 2004
------------------------------------
Richard A. Massman

Stephen D. O'Sullivan*                                        Trustee                            December 22, 2004
------------------------------------
Stephen D. O'Sullivan

R. Gerald Turner*                                             Trustee                            December 22, 2004
------------------------------------
R. Gerald Turner

Kneeland Youngblood*                                          Trustee                            December 22, 2004
------------------------------------
Kneeland Youngblood

*BY:     /s/ William F. Quinn
         ------------------------------------
         William F. Quinn, Attorney-in-Fact

                                POWER OF ATTORNEY

         I, W. Humphrey Bogart, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 14th day of October, 2004.


         Signature                                            Title
         ---------                                            -----


         /s/ W. Humphrey Bogart
         --------------------------------------
         W. Humphrey Bogart                                   Trustee

                                POWER OF ATTORNEY

         I, Brenda A. Cline, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 11th day of October, 2004.


         Signature                                            Title
         ---------                                            -----


         /s/ Brenda A. Cline
         --------------------------------------
         Brenda A. Cline                                      Trustee

                                POWER OF ATTORNEY

         I, Richard A. Massman, Trustee of AMR Investment Services Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Trusts"), hereby constitute and appoint William F. Quinn and Barry Y. Greenberg my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any registration statement on Form N-1A or Form N-14 under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said registration statements.


         Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 11th day of October, 2004.


         Signature                                            Title
         ---------                                            -----


         /s/ Richard A. Massman
         --------------------------------------
         Richard A. Massman                                   Trustee

                                 EXHIBIT INDEX

Exhibit No.              Name of Exhibit
-----------              ---------------
   (p)(2)                Code of Ethics of Intrust Financial Services as Amended
                         July 2004
      (o)                Rule 18f-3 Plan, amended August 5, 2004
